Filed Pursuant to Rule 497
Registration No. 333-143027

PROSPECTUS SUPPLEMENT

 (To Prospectus dated July 5, 2007)

GLADSTONE CAPITAL CORPORATION

400,000 Shares of Common Stock

We are offering an aggregate of 400,000 shares of our common stock, $0.001 par value per share. Our common stock is listed on the Nasdaq Global Select Market under the symbol “GLAD.” We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. On July 23, 2007, the last reported sale price of our common stock on the Nasdaq Global Select Market was $20.92 per share.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 9 of the accompanying prospectus.

	Per Share	Total
Offering price and proceeds, before expenses, to us(1)	$20.41	$8,164,000.00

(1)             Before deducting estimated expenses payable by us of $15,000.

We expect to deliver the shares to the purchaser on or about July 24, 2007.

Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is July 24, 2007.

THE OFFERING

Common Stock offered by us	400,000 shares
Common Stock outstanding after this offering (1)	14,649,683 shares
Use of proceeds	We expect to use all of the net proceeds of this offering to repay outstanding indebtedness under our line of credit. See “Use of Proceeds.”
Nasdaq Global Select Market Symbol	GLAD
Risk Factors

See “Risk Factors” in the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

(1)             Based on the number of shares outstanding as of July 23, 2007.

USE OF PROCEEDS

We estimate that the net proceeds of this offering will be approximately $8,149,000 after deducting the estimated offering expenses payable by us. We expect to use all of the net proceeds of this offering to repay amounts outstanding under our line of credit, which matures on May 23, 2008 and currently is accruing interest at approximately 6.07% per year.

CAPITALIZATION

The following table sets forth our actual capitalization at March 31, 2007 on a historical basis, on a pro forma as adjusted basis to reflect the sale of 2,000,000 shares of common stock at $24.25 per share on April 27, 2007 and the application of the proceeds therefrom to pay down an aggregate of $45,625,000 of outstanding borrowings under our line of credit, and on a pro forma as further adjusted basis to give effect to:

•             the sale of 400,000 shares of common stock in this offering at the offering price of $20.41 per share; and

•             the application of the net proceeds from the offering, after deducting the estimated offering expenses of  $15,000, to pay down an aggregate of $8,149,000 of outstanding borrowings under our line of credit as described in “Use of Proceeds.”

	As of March 31, 2007
	Actual	Pro Forma As Adjusted	Pro Forma As Further Adjusted
		(unaudited)	(unaudited)
Assets
Cash and cash equivalents	$ 2,973,135	$ 2,973,135	$ 2,973,135

Borrowings
Borrowings under line of credit	120,300,000	74,675,000	66,526,000

Net Assets

Common stock, $0.001 par value; 50,000,000 shares authorized; 12,249,683 shares issued and outstanding, actual, 14,249,683 shares issued and outstanding, pro forma as adjusted, and 14,649,683 shares issued and outstanding, pro forma as further adjusted

	$ 12,250	$ 14,250	$ 14,650
Capital in excess of par value	179,782,427	225,405,427	233,554,027
Notes receivable-officers	(9,947,366)	(9,947,366)	(9,947,366)
Net unrealized appreciation on investments	(1,282,764)	(1,282,764)	(1,282,764)
Unrealized depreciation on derivative	(279,329)	(279,329)	(279,329)
Realized loss on sale of investments	(775,176)	(775,176)	(775,176)
Realized gain on settlement of derivatives	37,807	37,807	37,807
Accumulated undistributed net investment income	1,776,046	1,776,046	1,776,046
Total Net Assets	$ 169,323,895	$ 214,948,895	$ 223,097,895

Total Capitalization	$ 289,623,895	$ 289,623,895	$ 289,623,895

PLAN OF DISTRIBUTION

We are selling all 400,000 shares offered by this prospectus supplement directly to an institutional investor without the involvement of any underwriter or placement agent. We currently anticipate that the closing of the sale of such shares under this prospectus supplement will take place on or about July 24, 2007.  On the closing date, we will issue the shares of common stock to the institutional investor and we will receive funds in the amount of the aggregate purchase price.

The transfer agent for our common stock is The Bank of New York.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “GLAD.”

LEGAL MATTERS

The validity of the issuance of the common stock offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia.

EXPERTS

The financial statements as of September 30, 2006 and 2005 and for each of the three years in the period ended September 30, 2006 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of September 30, 2006 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RECENT DEVELOPMENTS

On July 10, 2007, our Board of Directors approved two amendments to our bylaws.  The amendments were effective as of July 10, 2007.  The amendments were made to allow our Board of Directors to establish the number of directors of the company by resolution, and to clarify that directors may be reimbursed for the reasonable out-of-pocket expenses of their board service, including attendance at meetings of the board of directors.

On June 15, 2007, we invested approximately $63.7 million through the purchase of a portfolio of senior debt from Wells Fargo Foothill, Inc. The purchased portfolio consists of loans to 16 different print and broadcast media companies.  We financed the investment using proceeds from borrowings under our revolving credit facility.

ADDITIONAL INFORMATION

We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, with respect to the securities offered by this prospectus supplement. This prospectus supplement and the accompanying prospectus, which are a part of the registration statement, do not contain all of the information in the registration statement, including amendments, exhibits and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and the accompanying prospectus are a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus supplement.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts” in the accompanying prospectus for more information.

FORWARD-LOOKING STATEMENTS

All statements contained herein, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition.

These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facilities on terms reasonably acceptable to us, if at all, in future equity capital resources; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors listed under the caption “Risk Factors” in the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement.

PROSPECTUS

GLADSTONE CAPITAL CORPORATION

$300,000,000

COMMON STOCK
DEBT SECURITIES

We may offer, from time to time, up to $300 million aggregate initial offering price of our common stock, $0.001 par value per share, or debt securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GLAD.” As of July 3, 2007, the last reported sales price for our common stock was $21.24.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

July 5, 2007

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone  Commercial” refers to Gladstone  Commercial Corporation,  “Gladstone  Investment” refers to Gladstone  Investment Corporation; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

GLADSTONE CAPITAL CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, second lien notes, and senior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on second lien and senior subordinated notes. In addition, we may acquire existing loans, which meet this profile, from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants, or other equity instruments that we may receive when we extend loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended, which we refer to in this prospectus as the 1940 Act.

We seek to invest in small and medium-sized businesses that meet certain criteria, including some or all of the following: (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower’s cash flow, (5) reasonable capitalization of the borrower (usually by buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to, among other things, effect a change of control, restructure their balance sheets, or finance growth, including acquisitions. Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at fixed or variable rates.

Our Investment Adviser and Administrator

Our Adviser, is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; our Adviser; and our Administrator. Our Adviser also has a wholly-owned subsidiary, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, Gladstone Investment and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in New York, New Jersey, Pennsylvania, Illinois, Texas, Kentucky and Washington.

Our Investment Objectives and Our Strategy

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. There can be no assurance that we will realize our investment objectives. We seek to invest primarily in three categories of debt of private companies:

•       Senior Subordinated Notes.   We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower’s cash flow for repayment. Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

•       Senior Notes.   We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

•       Junior Subordinated Notes.   We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time of the offering.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GLAD
Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and medium sized businesses in accordance with our investment objectives, and any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation

We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Price Range of Common Stock and Distributions.”

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Certain Anti-Takeover Provisions

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws.”

Dividend Reinvestment Plan

We have a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements

Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. We have entered into a license agreement with our Adviser, pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management—Certain Transactions—Advisory and Administration Agreements,” and “Management—Certain Transactions—License Agreement.”

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on net assets as of March 31, 2007.

Current
Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock)
Management fees(2)	3.44%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	2.74%
Interest Payments on Borrowed Funds(4)	4.44%
Other expenses	1.26%
Total annual expenses (estimated)(2)(5)	11.88%

(1)          The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.

(2)          Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which is defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents pledged to creditors. See “Management—Advisory and Administration Agreements” and footnote 3 below.

(3)          The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee will be payable quarterly in arrears, and will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The quarter ended December 31, 2006 was the first quarter under our new advisory agreement and, as a result, was the first quarter in which the incentive fee was earned. For purposes of this computation, the aggregate gross amount of the December 31, 2006 and March 31, 2007 fees, exclusive of any credits, was annualized to determine the percentage the fee represents of net assets. After giving effect to credits against the incentive fee, the annualized incentive fee was 0.17% of net assets as of March 31, 2007. There can be no assurance that our Adviser will give any credits against the incentive fee in the future. The capital gains-based portion of the fee did not have an effect on the incentive fee for purposes of this calculation since we have not realized overall net capital gains to date.

Examples of how the incentive fee would be calculated (exclusive of any credits) are as follows:

•       Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•       Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•       Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20%× (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•       Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Advisory and Administration Agreements.”

(4)          We have entered into a revolving credit facility, under which our borrowing capacity is $220 million, effective May 29, 2007. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $220 million at an interest rate of 6.07%, interest payments on borrowed funds would have been 7.89% of our net assets as of March 31, 2007.

(5)          Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Advisory and Administration Agreements.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$89	$257	$412	$745

While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt and incentive fees, if any, and other expenses) may be greater or less than those shown. As noted in the Fees and Expenses table above, we estimate that annual incentive fees payable under the investment advisory and management agreement will be 2.74% of net assets attributable to common stock.

CONSOLIDATED SUMMARY FINANCIAL DATA
(in thousands, except per share data)

The following table summarizes our consolidated financial data. The summary financial data as of and for the years ended September 30, 2006, 2005 and 2004 is derived from our audited consolidated financial statements included in this prospectus. The summary financial data as of and for the years ended September 30, 2003 and 2002 is derived from our audited consolidated financial statements that are not included in this prospectus. The summary financial data as of and for the six months ended March 31, 2007 and 2006 is derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Consolidated Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Six Months Ended March 31, 2007	Six Months Ended March 31, 2006
						(unaudited)	(unaudited)
Total Investment Income	$26,899,846	$23,949,759	$20,395,968	$15,154,874	$10,455,703	$16,877,496	$13,031,019
Total Net Expenses	$7,549,266	$6,663,614	$7,103,193	$3,858,953	$2,839,102	$5,990,213	$3,384,789
Net Investment Income	$19,350,580	$17,286,145	$13,292,775	$11,295,921	$7,616,601	$10,887,283	$9,646,230
Net Increase in Net Assets Resulting from Operations	$24,430,235	$15,490,682	$10,570,290	$11,073,581	$7,616,601	$8,248,454	$13,823,730
Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic	$2.15	$1.37	$1.05	$1.10	$0.76	$0.67	$1.22
Diluted	$2.10	$1.33	$1.02	$1.09	$0.75	$0.67	$1.20
Cash Distributions Declared per Share	$1.635	$1.515	$1.365	$1.10	$0.81	$0.84	$0.81
Statement of Assets and Liabilities Data:
Total Assets	$225,783,215	$205,793,094	$215,333,727	$214,566,663	$172,922,039	$291,015,954	$217,725,319
Net Assets	$172,570,487	$151,610,683	$152,226,655	$130,802,382	$130,663,273	$169,323,895	$156,461,511
Other Data:
Number of Portfolio Companies at Period End	32	28	16	11	7	51	28
Principal Amount of Loan Originations	$135,954,879	$143,794,006	$86,267,500	$47,011,278	$97,705,054	$127,641,175	$65,159,566
Principal Amount of Loan Repayments	$124,009,929	$88,019,136	$47,158,995	$18,005,827	$18,387,191	$62,230,246	$63,517,133
Total Return(1)	5.21%	5.93%	24.40%	21.74%	9.60%	11.50%	(0.75)%
Weighted Average Yield on Investments(2):
With PIK Interest(3)	12.74%	12.36%	13.78%	13.86%	14.79%	n/a	12.56%
Without PIK Interest(3)	12.74%	12.23%	13.44%	13.14%	13.82%	12.58%	12.56%

(1)                For the fiscal years ended September 30, 2006, 2005 and 2004, the total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value. For the fiscal years ended September 30, 2003 and 2002, total return equals the increase of the ending market value over the beginning market value, plus distributions, dividend by the beginning market value.

(2)                Weighted average yield on investments equals interest income on investments divided by the average investment balance throughout the year.

(3)                Refer to Note 2 of the “Notes to Consolidated Financial Statements” for an explanation of PIK, or “Paid-in-Kind,” interest.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief investment officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser’s operations or termination of the investment advisory agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

On December 2, 2005, our stockholders approved a proposal to enter into an amended and restated investment advisory agreement with our Advisor, which we refer to as the Amended Advisory Agreement. On October 1, 2006, the Amended Advisory Agreement became effective. The Amended Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Amended Advisory Agreement with our Adviser, see “Business—Investment Advisory and Administration Agreements—Management services and fees under the amended and restated investment advisory agreement.”

Our Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Amended Advisory Agreement may adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Amended Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately owned businesses. We compete with a large number of private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Our business model is dependent upon developing and sustaining strong referral relationships with leveraged buyout funds and venture capital funds.

We are dependent upon informal relationships with leveraged buyout funds, venture capital funds, and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Our loans to small and medium-sized borrowers are extremely risky and you could lose all or a part of your investment.

Loans to small and medium-sized borrowers are subject to a number of significant risks including the following:

•       Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.   Our strategy includes providing financing to borrowers that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower’s management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•       Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.   Because our target borrowers are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

•       There is generally little or no publicly available information about these businesses.   Because we seek to make loans to privately owned businesses, there is generally little or no publicly available operating and financial information about our potential borrowers. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these borrowers, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•       Small and medium-sized businesses generally have less predictable operating results.   We expect that our borrowers may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•       Small and medium-sized businesses are more likely to be dependent on one or two persons.   Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•       Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.   We expect that our borrowers will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our borrowers is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

•       Small and medium-sized businesses may have limited operating histories.   While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Borrowers with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees (conditional interest). Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio. Because the loans we make and equity securities we receive when we make loans are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

A large percentage of our portfolio investments are, and will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., which we refer to as SPSE. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where SPSE is unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity investments include some or all of the following: the nature and realizable value of any collateral, the portfolio company’s earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities.

In the future, we anticipate that a small portion of our assets may consist of equity securities that are valued based on internal assessment, using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

Most of our investments presently consist of, and will continue to consist of, loans and warrants acquired in private transactions directly from borrowers or from the originators of loans to such borrowers. Substantially all of the investments we presently hold are, and the investments we expect to acquire in the future will be, subject to restrictions on resale, including, in some instances, legal restrictions, or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important business opportunities. In addition, if we are required to quickly liquidate all or a portion of our portfolio, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize on our disposal of such securities.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage.

Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•       Senior Securities.   We intend to issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

•       Common Stock.   Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

•       Securitization.   In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates. Ultimately, we expect approximately 20% of the loans in our portfolio to be at fixed rates and approximately 80% to be at variable rates determined on the basis of a benchmark prime rate. As of March 31, 2007, our portfolio had approximately 56% of the total of the loan cost value at variable rates with a floor, approximately 2% of the total loan cost value at variable rates with a floor and ceiling, 40% at variable rates without a floor or ceiling and approximately 1% of the total loan portfolio cost basis at a fixed rate. Pursuant to our initial line of credit, we agreed to enter into hedging transactions such as interest rate cap agreements, futures, options and forward contracts. To date, we hold only one interest rate cap agreement. In the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our credit facility imposes certain limitations on us.

We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we are party to a credit agreement arranged by Deutsche Bank AG as the structuring agent. The agreement provides us with a revolving credit line facility of $220 million. In the future, borrowings outstanding on the credit line facility may be repaid with the proceeds we may receive from securitizing some or all of the loans in our portfolio for long-term funding. The line of credit facility will permit us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement.

As a result of the line of credit facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, and average life. Our failure to satisfy these limitations could result in foreclosure by our lenders which would have a material adverse effect on our business, financial condition and results of operations.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally intend to make five to seven year term loans and hold our loans and related warrants or other yield enhancements until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other yield enhancements that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

Prepayments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our line of credit. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business—Leverage” and “Material U.S. Federal Income Tax Considerations.”

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of our Adviser and our Administrator serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. In addition, all of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Investment and our Adviser and Administrator also provide investment advisory and administrative services to these affiliates as well as Gladstone Land. In the future, our Adviser and our Administrator may provide investment advisory and administrative services, as applicable, to other funds, both public and private, of which it is the sponsor. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we targeted. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity to ensure the fair and equitable treatment of all the funds it manages. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of March 31, 2007, our Board of Directors has approved the following types of co-investment transactions:

•       Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•       We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all shareholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to our Adviser and will reimburse our Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser or our Administrator has interests that differ from those of our stockholders, giving rise to a conflict.

Our Adviser is not obligated to provide a waiver of the incentive fee, which could negatively impact our earnings and our ability to maintain our current level of, or increase, distributions to our stockholders.

On October 1, 2006, we implemented the Amended Advisory Agreement with our Adviser. In addition to providing for a base management fee based on our total assets, this agreement contemplates a quarterly incentive fee based on our pre-incentive fee net investment income and an annual incentive fee based on our capital gains, if any. Our Adviser has the ability to issue a full or partial waiver of the incentive fee for current and future periods, however our Adviser is not required to issue this waiver. If our Adviser does not issue this waiver in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of, or increase, distributions to our stockholders, which could have a material adverse impact on our stock price.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Regulation as a Business Development Company” and “Material U.S. Federal Income Tax Considerations.”

We may experience fluctuation in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, the interest rates payable on our debt securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares.

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our shares and may discourage third-party bids. These provisions may reduce any premiums paid to you for our shares. Furthermore, we are subject to Section 3-602 of the Maryland General Corporation Law which governs business combinations with interested stockholders and could delay or prevent a change in control. In addition, our Board of Directors is elected in staggered terms which makes it more difficult for a hostile bidder to acquire control of us.

The market price of our shares may fluctuate significantly.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•       price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•       significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•       changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•       loss of business development company status;

•       loss of RIC status;

•       changes in our earnings or variations in our operating results;

•       changes in the value of our portfolio of investments;

•       any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•       departure of key personnel;

•       operating performance of companies comparable to us;

•       short-selling pressure with respect to our shares or business development companies generally;

•       general economic trends and other external factors; and

•       loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. Although shares of our common stock have historically traded at a premium to net asset value, there can be no guarantee that they will continue to do so.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus summary, other than historical facts, may constitute “forward-looking statements”. These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facilities on terms reasonably acceptable to us, if at all, in future equity capital resources; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors described in the “Risk Factors” section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and medium sized businesses in accordance with our investment objectives, and any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 6.07% and matures on May 23, 2008. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We have distributed and currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder’s behalf. See “Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “GLAD.” Our common stock has historically traded at prices above its net asset value. There can be no assurance, however, that any premium to net asset value will be maintained. As of June 15, 2007, we had 80 stockholders of record. The following table sets forth the range of high and low sales prices of our common stock as reported on The Nasdaq Global Select Market (for periods prior to July 1, 2006, The Nasdaq National Market) and the dividends declared by us for the last two completed fiscal years and the current fiscal year through July 3, 2007.

	Net Asset Value	Closing Price		Premium of High to Net	Premium of Low to Net	Dividends
	Per Share(1)	High	Low	Asset Value(2)	Asset Value(2)	Declared
FY 2005
First Quarter	$13.58	$25.35	$22.61	$11.77	$9.03	$0.360
Second Quarter	$13.64	$24.80	$20.94	$11.16	$7.30	$0.360
Third Quarter	$13.61	$23.96	$21.18	$10.35	$7.57	$0.390
Fourth Quarter	$13.41	$26.00	$22.55	$12.59	$9.14	$0.405
FY 2006
First Quarter	$13.74	$23.68	$20.36	$9.94	$6.62	$0.405
Second Quarter	$13.84	$22.42	$19.96	$8.58	$6.12	$0.405
Third Quarter	$13.95	$23.50	$20.79	$9.55	$6.84	$0.405
Fourth Quarter	$14.02	$23.08	$21.10	$9.06	$7.08	$0.420
FY 2007
First Quarter	$13.88	$25.21	$21.96	$11.33	$8.08	$0.420
Second Quarter	$13.82	$24.24	$21.24	$10.42	$7.42	$0.420
Third Quarter	*	$24.60	$21.44	*	*	$0.420
Fourth Quarter (through July 3, 2007)	*	$21.39	$21.24	*	*	*

(1)          Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)          The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*                    Not available.

CONSOLIDATED SELECTED FINANCIAL DATA
(in thousands, except per share data)

The following consolidated selected financial data as of and for the years ended September 30, 2006, 2005 and 2004 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of and for the years ended September 30, 2003 and 2002 is derived from our audited consolidated financial statements that are not included in this prospectus. The consolidated selected financial data as of and for the six months ended March 31, 2007 and 2006 is derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Six Months Ended March 31, 2007	Six Months Ended March 31, 2006
						(unaudited)	(unaudited)
Total Investment Income	$26,899,846	$23,949,759	$20,395,968	$15,154,874	$10,455,703	$16,877,496	$13,031,019
Total Net Expenses	$7,549,266	$6,663,614	$7,103,193	$3,858,953	$2,839,102	$5,990,213	$3,384,789
Net Investment Income	$19,350,580	$17,286,145	$13,292,775	$11,295,921	$7,616,601	$10,887,283	$9,646,230
Net Increase in Net Assets Resulting from Operations	$24,430,235	$15,490,682	$10,570,290	$11,073,581	$7,616,601	$8,248,454	$13,823,730
Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic	$2.15	$1.37	$1.05	$1.10	$0.76	$0.67	$1.22
Diluted	$2.10	$1.33	$1.02	$1.09	$0.75	$0.67	$1.20
Cash Distributions Declared per Share	$1.635	$1.515	$1.365	$1.10	$0.81	$0.84	$0.81
Statement of Assets and Liabilities Data:
Total Assets	$225,783,215	$205,793,094	$215,333,727	$214,566,663	$172,922,039	$291,015,954	$217,725,319
Net Assets	$172,570,487	$151,610,683	$152,226,655	$130,802,382	$130,663,273	$169,323,895	$156,461,511
Other Data:
Number of Portfolio Companies at Period End	32	28	16	11	7	51	28
Principal Amount of Loan Originations	$135,954,879	$143,794,006	$86,267,500	$47,011,278	$97,705,054	$127,641,175	$65,159,566
Principal Amount of Loan Repayments	$124,009,929	$88,019,136	$47,158,995	$18,005,827	$18,387,191	$62,230,246	$63,517,133
Total Return(1)	5.21%	5.93%	24.40%	21.74%	9.60%	11.50%	(0.75)%
Weighted Average Yield on Investments(2):
With PIK Interest(3)	12.74%	12.36%	13.78%	13.86%	14.79%	n/a	12.56%
Without PIK Interest(3)	12.74%	12.23%	13.44%	13.14%	13.82%	12.58%	12.56%

(1)                For the fiscal years ended September 30, 2006, 2005 and 2004, the total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value. For the fiscal years ended September 30, 2003 and 2002, total return equals the increase of the ending market value over the beginning market value, plus distributions, dividend by the beginning market value.

(2)                Weighted average yield on investments equals interest income on investments divided by the average investment balance throughout the year.

(3)                Refer to Note 2 of the “Notes to Consolidated Financial Statements” for an explanation of PIK, or “Paid-in-Kind,” interest.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, second lien notes, and senior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on second lien and senior subordinated notes. In addition, we may acquire existing loans, which meet this profile, from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants, or other equity instruments that we may receive when we extend loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

We seek to invest in small and medium-sized businesses that meet certain criteria, including some or all of the following: (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower’s cash flow, (5) reasonable capitalization of the borrower (usually by buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to, among other things, effect a change of control, restructure their balance sheets, or finance growth, including acquisitions.

Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at fixed or variable rates. Some of our loans may contain a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” or PIK interest, and, when earned, we record PIK interest as interest income and add the PIK interest to the principal balance of the loans. We seek to avoid PIK interest with all potential investments under review. We currently do not hold any investments with PIK and, therefore, there was no PIK accrued on our balance sheet as of March 31, 2007.

Because the majority of our portfolio loans consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were in fact rated, and thus cannot determine whether or not they could be considered “investment grade” quality.

To the extent possible, our loans generally are collateralized by a security interest in the borrower’s assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company’s common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower’s stock.

Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Internal Revenue Code, which we refer to as the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID and to date do not hold any investments with OID.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies.  We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. In addition, our Adviser provides other services to our portfolio companies, for which it receives fees, in connection with our investments. The fees for these services are generally paid to our Adviser in part at the time a prospective portfolio company signs a non-binding term sheet with us (as further described in the following paragraph), with the remainder paid at the closing of the investment. These fees are generally non-recurring, however in some instances they may have a recurring component which is also paid to our Adviser. Any fees received for other services, with the exception of recurring monitoring and review fees, by our Adviser are currently credited against the base management fee payable to our Adviser pursuant to the terms of the Amended Advisory Agreement, which has the effect of reducing our expenses to the extent of any such credits. The specific other services our Adviser provides vary by portfolio company, but generally include a broad array of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. To date our Adviser has not charged for managerial assistance services, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including, but not limited to, the satisfactory completion of our due diligence investigations of the potential borrower’s business, reaching agreement on the legal documentation for the loan, and the receipt of all necessary consents. Upon execution of the non-binding term sheet, the potential borrower generally pays our Adviser a non-refundable fee for its services rendered through the date of the non-binding term sheet. These fees are received by our Adviser and are offset against the base management fee payable to our Adviser, which has the effect of reducing our expenses to the extent of any such fees received by our Adviser.

In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by our Adviser in connection with unconsummated investments will be reimbursed to our Adviser.  Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, however, there can be no guarantee that we will be successful in collecting any such reimbursements.

During the six months ended March 31, 2007, we extended, directly or through participations, approximately $127.6 million of new loans to a total of 32 companies. Also, during the six months ended March 31, 2007, one borrower repaid its loans ahead of contractual maturity, one borrower refinanced its investment and we sold or were repaid in full on 11 syndicated loans of approximately $56.9 million, and we received scheduled contractual principal repayments of approximately $5.1 million, for total principal repayments of approximately $62.0 million. During the fiscal year ended September 30, 2006, we extended, directly or through participations, approximately $136 million of new loans to a total of 22 companies. Also, during the fiscal year ended September 30, 2006, 7 borrowers repaid their loans ahead of contractual maturity and we sold or repaid in full on 9 syndicated loans, and sold 3 loan investments at a loss for an aggregate return of capital of approximately $20 million and we received scheduled contractual principal repayments of approximately $20 million, for total principal repayments of approximately $124 million. Since our initial public offering in August 2001, we have made approximately 220 different loans to, or investments in approximately 120 companies for a total of approximately $755.5 million, before giving effect to principal repayments on investments and divestitures.

We are continuously working toward the consummation of more loan originations and syndicated investments in an effort to grow our loan portfolio. These prospective loans are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and attainment of necessary consents. With respect to each prospective loan, we will only agree to provide the loan if, among other things, the results of our due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Our management has initiated its due diligence investigations of the potential borrowers, however we cannot assure you that we will not discover facts in the course of completing our due diligence that would render a particular investment imprudent or that any of these loans will actually be made.

Our Investment Adviser and Administrator

Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of our Adviser. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the board of directors of our Adviser and its vice chairman and chief operating officer. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of our Adviser and its president and chief investment officer. Harry Brill, our chief financial officer, is also the chief financial officer of our Adviser. Our Adviser’s wholly-owned subsidiary, our Administrator, employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Investment. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in New York, New Jersey, Pennsylvania, Illinois, Texas, Kentucky and Washington.

Investment Advisory and Management Agreements

On December 2, 2005, our stockholders approved a proposal to enter into an amended and restated investment advisory agreement, which we refer to as the Amended Advisory Agreement, with our Adviser and an administration agreement which we refer to as the Administration Agreement, with our Administrator, both of which became effective on October 1, 2006. The Amended Advisory Agreement replaced the original advisory agreement which terminated on September 30, 2006 and we refer to as the Initial Advisory Agreement. We continue to pay our direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses under the Amended Advisory Agreement.

Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual base management fee of 2%. This fee was then directly reduced by the amount of loan servicing fees paid to our Adviser and any other fees received by our Adviser from our borrowers and potential borrowers.

Under the Amended Advisory Agreement, we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters and also consists of a two-part incentive fee.

The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), commencing on October 1, 2006, and will equal 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. A discussion regarding the basis for our Board of Directors’ approval of the Amended Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

Our Adviser’s board of directors agreed to voluntarily waive 1.5% of the annual 2.0% base management fee to 0.5% for senior syndicated loans for each of the three months ended December 31, 2006 and March 31, 2007.

In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by our Adviser from our portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to our Adviser and credited under the Amended Advisory Agreement. Our Adviser services our loan portfolio pursuant to a loan servicing agreement with Gladstone Business Loan, LLC, which we refer to as Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser’s board of directors voted to reduce the portion of the annual fee to 0.5% for senior syndicated loans. This fee directly reduces the amount of the fees payable under both the Initial and Amended Advisory Agreements. For the three months ended March 31, 2007 and 2006, we incurred $760,623 and $734,644, respectively, and for the six months ended March 31, 2007 and 2006 we incurred $1,479,775 and $1,450,059, respectively, in loan servicing fees.

For the three months ended March 31, 2007, the gross base management fee, based on the Amended Advisory Agreement, before reductions for loan servicing and other fees was $1,211,108, as compared to $1,087,023 for the three months ended March 31, 2006. After being reduced by loan servicing fees of $760,623 and other fees received by our Adviser of $775,000, our net base management fee was a credit of $324,516 for the three months ended March 31, 2007, as compared to reductions for loan servicing fees of $734,644 and other fees received by our Adviser of $673,000, our net base management fee was a credit of $320,621 for the three months ended March 31, 2006. For the six months ended March 31, 2007, the gross base management fee, based on the Amended Advisory Agreement, before reductions for loan servicing fees and other fees was $2,328,692. After being reduced by loan servicing fees of $1,479,775 and other fees received by our Adviser of $1,086,000, our net base management fee for the six months ended March 31, 2007 was a credit of $237,084. For the six months ended March 31, 2006, the gross base management fee, before reductions for loan servicing fees and other fees was $2,071,139. After being reduced by loan servicing fees of $1,450,059 and other fees received by our Adviser of $1,223,000, our net base management fee for the six months ended March 31, 2006 was a credit of $601,920. At March 31, 2007, $217,631 of unpaid loan servicing fees and $324,516 of base management fee due to us was recorded net in fees due from Adviser in the accompanying consolidated statement of assets and liabilities.

For the three and six months ended March 31, 2007, we recorded a gross incentive fee of $1,158,995 and $2,307,478, respectively, which was offset by a waiver voluntarily issued by our Adviser’s board of directors of $1,088,378 and $1,657,372, respectively, which resulted in a net incentive fee due to our Adviser of $70,617 and $650,106, respectively, of which $70,617 is unpaid and is netted and recorded in fees due from Adviser on our consolidated statements of assets and liabilities. There was no incentive fee recorded for the three and six months ended March 31, 2006 as the Amended Advisory Agreement was not in effect.

Administration Agreement

Under the Administration Agreement, we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator’s total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, which we refer to as GAAP, requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the “Notes to Consolidated Financial Statements” contained elsewhere in the registration statement of which this prospectus is a part. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy:   Using procedures established by our Board of Directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have been rated by a nationally recognized statistical rating organizations, or NRSRO, (such as certain participations in syndicated loans) are valued at the indicative bid price offered by the syndication agent on the valuation date.

Debt and equity securities that are not publicly traded, for which a limited market does not exist, or for which a limited market exists but that have not been rated by a NRSRO (or for which we have various degrees of trading restrictions) are valued at fair value as determined in good faith by or under the direction of our Board of Directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized OID and PIK interest, if any. We then apply the methods set out below in “Valuation Methods.” Members of our Adviser’s portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development, and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

At March 31, 2007, we engaged Standard & Poor’s Securities Evaluations, Inc., or SPSE, to submit opinions of value for most of our loan securities. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. Upon completing our collection of data with respect to the investments (including the information described under “Credit Information,” the risk ratings of the loans described under “Loan Grading and Risk Rating” and the factors described under “Valuation Methods”), this valuation data is forwarded along to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of value are submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes whether to accept the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors elected to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the schedule of investments as of March 31, 2007, September 30, 2006 and September 30, 2005, included in our consolidated financial statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for equity securities, our Adviser determines the fair value of these investments using valuation policies approved by our Board of Directors.

Credit Information:   Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. If we held a controlled or affiliate investment, we and our Adviser would participate in periodic board meetings of such portfolio companies and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, our Adviser would calculate and evaluate the credit statistics.

Loan Grading and Risk Rating:   As part of our valuation procedures we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as a NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

Company’s System	First NRSRO	Second NRSRO	Gladstone Capital’s Description(a)
>10	Baa2	BBB	Probability of Default (PD during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/a	D	PD is 85% or there is a Payment Default: and the EL is greater than 20%

(a)           The default rates set here are for a ten year term debt security. If the company’s debt security is less than ten years then the probability of default is adjusted to a lower percentage for the shorter period which may move the security higher on our risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. Currently, none of our investments are on non-accrual. At March 31, 2007, no payments were past due on any of our debt securities. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all non-syndicated loans in our portfolio at March 31, 2007, September 30, 2006 and September 30, 2005, representing approximately 64%, 73% and 62%, respectively, of all loans in our portfolio:

Rating	Mar. 31, 2007	Sept. 30, 2006	Sept. 30, 2005
Average	7.1	7.2	7.6
Weighted Average	7.0	7.2	7.6
Highest	10.0	9.0	9.0
Lowest	5.0	6.0	6.0

The following table lists the risk ratings for syndicated loans in our portfolio that are not currently rated by an NRSRO at March 31, 2007, September 30, 2006 and September 30, 2005, representing approximately 14%, 17% and 32%, respectively, of all loans in our portfolio:

Rating	Mar. 31, 2007	Sept. 30, 2006	Sept. 30, 2005
Average	6.2	6.1	6.2
Weighted Average	6.1	6.3	6.3
Highest	9.0	8.0	7.0
Lowest	4.0	4.0	5.0

For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations such as those provided by a NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that are currently rated by an NRSRO at March 31, 2007, September 30, 2006 and September 30, 2005, representing approximately 22%, 10% and 6%, respectively, of all loans in our portfolio:

Rating	Mar. 31, 2007	Sept. 30, 2006	Sept. 30, 2005
Average	B-/B3	CCC+/Caa1	CCC+/Caa1
Weighted Average	CCC+/Caa1	CCC+/Caa1	CCC/Caa2
Highest	BB-/Ba2	B-/B3	CCC+/B3
Lowest	CCC/Caa3	CCC/Caa1	CCC+/Caa2

Valuation Methods:   We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as participations in syndicated loans, at the indicative bid price offered by the syndication agent on the valuation date. At March 31, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 31 debt securities in our portfolio. At September 30, 2006, none of the debt securities in our portfolio were publicly traded and there was a limited market for 9 debt securities in our portfolio. At September 30, 2005, none of the debt securities in our portfolio were publicly traded and there was a limited market for 12 debt securities in our portfolio.

For debt securities that are not publicly traded, for which there is no market, or for which there is a market but have not been rated by a NRSRO, we begin with the risk rating designation of the security as described above. Using this risk rating designation, we seek to determine the value of the security as if we currently intended to sell the security and consider some or all of the following factors:

•       the cost basis and the type of the security;

•       the nature and realizable value of the collateral;

•       the portfolio company’s ability to make payments and discounted cash flow;

•       reports from portfolio company senior management and board meetings;

•       reported values of similar securities of the portfolio company or comparable companies; and

•       changes in the economy affecting the portfolio company.

We value convertible debt, equity, success fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At March 31, 2007, September 30, 2006 and September 30, 2005, there was no market for any of the equity securities we owned. To value equity securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques consist of discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales in comparable transactions, and a review of similar companies that are publicly traded and the market multiple of their equity securities. At March 31, 2007, September 30, 2006 and September 30, 2005, we had $146,124, $37,000 and $37,000, respectively, invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $281,379,326, $216,165,986 and $205,338,554, respectively.

At March 31, 2007, we had total unrealized depreciation of $3,037,674, which was mainly comprised of unrealized deprecation of $1,250,000 on our senior subordinated term debt investment in Visual Edge Technology, Inc., unrealized depreciation of $733,000, on the aggregate of our investments in LocalTel, Inc. and unrealized depreciation of $482,488 on our senior subordinated term debt investment in Consolidated Bedding, Inc. Unrealized appreciation of $1,754,910 was primarily composed of unrealized appreciation of $789,061 on our warrants in Finn Corporation, a $180,800 success fee value on our senior term debt investment in Allied Extruders, Inc. and a $94,219 success fee value on our senior term debt investment in SCPH Holdings, Inc. In the aggregate, we recorded net unrealized depreciation of $1,282,764 on our total investment portfolio as of March 31, 2007.

At September 30, 2006, we had total unrealized appreciation of $2,015,198, which was mainly comprised of unrealized appreciation of $672,431 on our warrants of Finn Corporation, unrealized appreciation of $607,625 on our senior term debt in Mistras Holding Corporation and unrealized appreciation of $148,287 on our senior subordinated term debt investment in Xspedius Communications, LLC. This unrealized appreciation was offset by unrealized depreciation of $575,434, most notably composed of unrealized depreciation of $131,367 on our senior subordinated term debt investment in Consolidated Bedding, Inc. and unrealized depreciation of $115,750 on our senior term debt in LocalTel Inc. In the aggregate, we recorded net unrealized appreciation of $1,439,764 on our total investment portfolio as of September 30, 2006.

At September 30, 2005, we had total unrealized depreciation of $6,231,296, which was mainly composed of unrealized depreciation in our senior subordinated term debt investment in Finn Corporation (excluding the warrants) of $3,150,000, our senior subordinated term debt investment in Xspedius Communications of $1,493,182, and our senior term debt in ARI Holdings, Inc. of $1,053,939 (which was subsequently sold at the September 30, 2005 reflected fair value), partially offset by unrealized appreciation, most notably on, the value of our warrants of Finn Corporation, which had an unrealized appreciation of $645,114 and our senior term debt investment in Woven Electronics Corporation, which had unrealized appreciation of $431,436. This aforementioned unrealized appreciation plus unrealized appreciation of $625,955 on certain other investments, primarily in our originated loan investments and certain syndicate participations, most notably Infor Global Solutions Ltd., which had unrealized appreciation of $248,750, which resulted in overall net unrealized depreciation of $4,528,791 as of September 30, 2005.

Tax Status

Federal Income Taxes

We currently qualify and intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of investment company taxable income, as defined by the Code. We have a policy to pay out as a dividend up to 100% of that amount. In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Conditional interest or a success fee is recorded when earned upon full repayment of a loan investment.

Paid in Kind Interest

In the future, we may hold loans in our portfolio which contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

RESULTS OF OPERATIONS

Comparison of the Six Months Ended March 31, 2007 to the Six Months Ended March 31, 2006

Investment Income

Investment income for the six months ended March 31, 2007 was $16,877,496, as compared to $13,031,019 for the six months ended March 31, 2006. Interest income from our investment portfolio increased from March 31, 2006 due to the increase in new loans of $127,641,175, offset by principal repayments and investment sales of approximately $62,230,246.

Interest income from our investments in debt securities of private companies was $16,153,059 for the six months ended March 31, 2007 as compared with $12,722,371 for the six months ended March 31, 2006, which included approximately $63,000 of PIK interest. This increase consisted of net new investments of approximately $65.4 million for the six months ended March 31, 2007, as compared to net new investments of approximately $1.6 million for the six months ended March 31, 2006. As a result of a refinancing by Badanco Acquisition Corp. and a full repayment by Mistras Holdings Corp., we recorded success fees of approximately $1,733,000 during the six months ended March 31, 2007.

The annualized weighted average yield on our portfolio for the six months ended March 31, 2007 was 12.6%; there was no PIK interest accrued during the six months ended March 31, 2007. The annualized weighted average yield on our portfolio for the six months ended March 31, 2006 was 12.6% (with and without giving effect to PIK interest).

Interest income from invested cash and cash equivalents for the six months ended March 31, 2007 was $68,914, as compared to $13,536 for the six months ended March 31, 2006 due to an increase in cash held in the custodial account which is interest bearing.

For the six months ended March 31, 2007 and March 31, 2006, we recorded $271,122 and $214,126, respectively, in interest income from loans to our employees in connection with the exercise of employee stock options. The increase is the result of additional loans issued in connection with employee stock option exercises during the fourth quarter of the previous fiscal year.

For the six months ended March 31, 2007, we recorded $384,401 of prepayment fees and other income, as compared to $80,986 for the six months ended March 31, 2006. The income for both periods consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity and prepayment fees received upon the early unscheduled principal repayments which, in both instances, were based on a percentage of the outstanding principal amount of the loan at the date of prepayment.

Operating Expenses

Operating expenses, prior to credits from our Adviser, for the six months ended March 31, 2007 were $8,733,585, as compared to $4,557,552 for the six months ended March 31, 2006. Operating expenses for the six months ended March 31, 2007 reflected a significant increase in interest expense and management fees, prior to credits, as well as the addition of the incentive and administration fees, prior to credits, under the Amended Advisory and Administration Agreements.

Loan servicing fees of $1,479,775 were incurred for the six months ended March 31, 2007, as compared to $1,450,059 for the six months ended March 31, 2006. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the portfolio. These fees were reduced against the amount of the base management fee due to our Adviser.

For the six months ended March 31, 2007, we incurred a gross base management fee of $848,916, less credits for fees received by our Adviser of $1,086,000, for a net base management fee credit of $237,084, as compared to the six months ended March 31, 2006, in which we incurred a gross base management fee of $621,080, less credits for fees received by our Adviser of $1,223,000, for a net base management credit of $601,920. The base management fee is computed quarterly as described under “Investment Advisory and Management Agreement.”  The fees increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year and fewer credits for fees received by our Adviser which reduce the base management fee.

Effective October 1, 2006, the income based incentive fee became effective and as such we recorded a gross incentive fee of $2,307,478, which was reduced by a voluntary waiver issued by our Adviser’s board of directors of $1,657,372, which resulted in a net incentive fee of $650,106, which is recorded in fees due to Adviser on our consolidated statements of assets and liabilities. There was no incentive fee recorded for the six months ended March 31, 2006, as the Amended Advisory Agreement was not in effect.

Effective October 1, 2006, the Administration Agreement became effective in which we provide payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs. We incurred an administration fee of $294,851 for the six months ended March 31, 2007. There was no administration fee recorded during the six months ended March 31, 2006, as the Administration Agreement was not in effect.

Professional fees, consisting primarily of legal and audit fees, for the six months ended March 31, 2007 were $220,001, as compared to $233,353 for the six months ended March 31, 2006. The slight decrease is due to the reimbursement of certain legal fees at the time of investment funding.

Amortization of deferred financing costs, in connection with our line of credit, was $126,500 for the six months ended March 31, 2007 and $58,536 for the six months ended March 31, 2006. The increase is due to the amortization of additional fees incurred with our line of credit which were not in place during the prior year period.

Interest expense for the six months ended March 31, 2007 was $2,931,276, as compared to $1,600,244 for the six months ended March 31, 2006.  This increase is primarily a result of increased borrowings under our line of credit during the six months ended March 31, 2007, which borrowings were partially used to finance our increased investments, borrowings remaining outstanding for longer periods of time and an increase in the interest rates on our borrowings.

Stockholder related costs for the six months ended March 31, 2007 were $151,016, as compared to $244,799 for the six months ended March 31, 2006. Stockholder related costs include such recurring items as transfer agent fees, NASDAQ listing fees, SEC filing fees and annual report printing fees. These fees decreased during the six months ended March 31, 2007 since there was no special proxy solicitation filed as there was during the six months ended March 31, 2006.

Directors’ fees for the six months ended March 31, 2007 were $111,220, as compared to $54,212 for the six months ended March 31, 2006 due to the increase in annual stipend fees and their related monthly amortization.

Insurance expense for the six months ended March 31, 2007 was $125,092, as compared to $101,367 for the six months ended March 31, 2006. The increase is primarily the result of an increase in the amortization of our directors and officers insurance policy premiums.

There was no stock option compensation expense recorded for the six months ended March 31, 2007 as there was no longer a stock option plan in effect. Stock option compensation expense for the six months ended March 31, 2006 was $77,322 and was the result of the adoption of the SFAS No. 123 (revised 2004) “Share-based Payment.”

Other expenses were $137,460 for the six months ended March 31, 2007, as compared to $116,580 for the six months ended March 31, 2006. The expenses primarily represent direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

During the six months ended March 31, 2006, we  recorded approximately $50,000 in connection with penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

Net Realized Gain (Loss) on Sale of Investments

During the six months ended March 31, 2007, we sold or were repaid in full on eleven syndicate loan investments for a net gain of $86,519, as compared to an aggregate net loss of $803,095, which was composed of $1,180,595 loss from the sale of two investments and a gain of $377,500 from the sale of a syndicate investment during the six months ended March 31, 2006.

Realized Gain on Settlement of Derivative

During the six months ended March 31, 2007, we received interest rate cap agreement payments of $22,793 as a result of the one month LIBOR, the Prime Rate or the Federal Funds Rate, exceeding 5%.

There was no realization during the six months ended March 31, 2006 as the one month LIBOR was below 5%.

Net Unrealized (Depreciation) Appreciation on Derivative

During the six months ended March 31, 2007, we recorded net unrealized depreciation of $25,613 due to a decrease in the fair market value of our interest rate cap agreement, as compared to unrealized appreciation of $23,766 during the six months ended March 31, 2006.

Net Unrealized (Depreciation) Appreciation on Investments

For the six months ended March 31, 2007, we recorded net unrealized depreciation on investments of $2,722,528, as compared to net unrealized appreciation of $4,956,829, for the six months ended March 31, 2006. The unrealized depreciation is mainly attributable to the depreciated fair value on certain investments.

Net Increase in Net Assets from Operations

Overall, we realized a net increase in net assets resulting from operations of $8,248,454 for the six months ended March 31, 2007. Based on a weighted-average of 12,272,012 basic and diluted shares outstanding, our net increase in net assets from operations per weighted-average common share for the six months ended March 31, 2007 was $0.67, basic and diluted.

For the six months ended March 31, 2006, we realized a net increase in net assets resulting from operations of $13,823,730. Based on a weighted-average of 11,307,510 (basic) and 11,555,479 (diluted) shares outstanding, our net increase in net assets from operations per weighted-average common share for the six months ended March 31, 2006 was $1.22 (basic) and $1.20 (diluted).

Comparison of the Fiscal Years Ended September 30, 2006 and September 30, 2005

Investment Income

Investment income for the fiscal year ended September 30, 2006 was approximately $26.9 million as compared to approximately $23.9 million for the fiscal year ended September 30, 2005. This increase is primarily a result of a rise in interest income from an increase of approximately $136.0 million of new investments from the prior year and the collection of approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments.

Interest income from our investments in debt securities of private companies was approximately $25.6 million, including $63,000 of PIK interest, for the fiscal year ended September 30, 2006 as compared to $22.4 million for the fiscal year ended September 30, 2005, including $394,000 of PIK interest. This increase was primarily the result of approximately $136.0 million of new investments for the fiscal year ended September 30, 2006 and the collection of approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments. The decrease in PIK income for the fiscal year ended September 30, 2006 was the result of the early repayment in full of one loan containing a PIK provision.

The weighted average yield on our portfolio for the fiscal year ended September 30, 2006 was 12.74% (with and without giving effect to PIK interest). The weighted average yield on our portfolio for the fiscal year ended September 30, 2005 was 12.23% (without giving effect to PIK interest) and 12.36% (after giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2006 was approximately $38,000, as compared to approximately $33,000 for the fiscal year ended September 30, 2005. This increase was primarily caused by an increase in cash balances during the year resulting from sales and principal repayments of portfolio investments of approximately $124 million for the fiscal year ended September 30, 2006.

Prepayment fees and other income was approximately $0.8 million for the fiscal year ended September 30, 2006 and $1.1 million for the fiscal year ended September 30, 2005. For the fiscal year ended September 30, 2006, this consisted of approximately $0.8 million of prepayment penalty fees. For the fiscal year ended September 30, 2005, this consisted of approximately $1.0 million of prepayment penalty fees and approximately $24,000 of waiver fees for certain loan covenants.

Operating Expenses

Operating expenses for the fiscal year ended September 30, 2006 were approximately $9.5 million, as compared to approximately $7.5 million for the fiscal year ended September 30, 2005. This increase was mainly a result of an increase in loan servicing fees, interest expense, stockholder related costs and other expenses, offset by reductions in professional fees and amortization of deferred financing fees.

Loan servicing fees of approximately $2.9 million were incurred for the fiscal year ended September 30, 2006 as compared to approximately $2.5 million for the fiscal year ended September 30, 2006. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees were directly credited against the amount of the management fee due to our Adviser.

Effective October 1, 2004, we entered into an advisory agreement with our Adviser whereby our Adviser serves as our external adviser. As compensation for the services of our Adviser, we pay our Adviser an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total fee of 2% of total assets (as reduced by cash and cash equivalents pledged to creditors). Effective in April 2006, our Adviser’s board of directors voluntarily waived the advisory fee on a temporary basis by reducing the 1.25% annual fee to 0.5% per annum applicable only to the senior syndicated loans in which we already have a second lien position. We continue to pay direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance. Under the advisory agreement, our Adviser provides the managerial assistance and other services to our portfolio companies and likewise our Adviser directly receives any fees for such services. Any such fees are credited directly against the 2% management fee payable to our Adviser. The 2% management fee is also directly reduced by the amount of the monthly loan servicing fees we pay to our Adviser. Overall, the management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. On October 1, 2006, we entered into the Amended Advisory Agreement with our Adviser and the Administration Agreement with our Administrator.

The following table sets forth the quarterly computations of the management fee for the fiscal years ended September 30, 2006 and September 30, 2005, based on the quarterly increment of 0.50% (0.3125% quarterly advisory fee plus 0.1875% quarterly administrative fee) and the reduced fee for senior syndicated loans of 0.125% per quarter:

	September 30,		June 30,		March 31,	December 31,
	2006		2006		2006	2005
Fee:
Total assets at	$223,979,932	(a)	$207,265,095		$217,404,695	$211,823,244
Less: Senior syndicated loans subject to reduced fee	(11,011,616	)(b)	(3,018,897	)(b)	—
Less: Borrowings under line of credit at	—		—		—	(15,000,000	)(c)
Total assets subject to quarterly fee of 0.50% as of	212,968,316		204,246,198		217,404,695	196,823,244
Quarterly fee rate	0.50%		0.50%		0.50%	0.50%
Management fee before senior syndicated loan advisory fee	1,064,841		1,021,231		1,087,023	984,116
Total senior syndicated loan advisory fee at quarterly rate 0.125%	13,765	(d)	3,774	(d)	—	—
Gross management fee before loan servicing fee credit	1,078,606		1,025,005		1,087,023	984,116
Less: loan servicing fee from Business Loan	763,851		693,965		734,644	715,415
Management fee before credit	314,755		331,040		352,379	268,701
Direct Credit to Management Fee:
Fee revenue recorded by our Adviser	289,000		539,000		673,000	550,000
Net management fee for the three months ended(e)	$25,755		$(207,960)		$(320,621)	$(281,299)

	September 30,	June 30,	March 31,		December 31,
	2005	2005	2005		2004
Fee:
Total assets	$205,793,094	$209,320,463	$213,753,998		$194,085,591
Less: Borrowings under line of credit	—	—	(18,644,179	)(f)	(22,435,000	)(f)
Total assets subject to quarterly fee of 0.50% as of	205,793,094	209,320,463	195,109,819		171,650,591
Quarterly fee rate	0.50%	0.50%	0.50%		0.50%
Gross management fee before loan servicing fee credit	1,028,965	1,046,602	975,549		858,254
Less: loan servicing fee from Business Loan	745,263	687,971	585,542		530,952
Management fee before credit	283,702	358,631	390,007		327,302
Direct Credit to Management Fee:
Fee revenue recorded by our Adviser	100,000	240,600	450,000		286,500
Net management fee for the three months ended	$183,702	$118,031	$(59,993)		$40,802

(a)           Excludes amounts due from employees in connection with tax withholdings related to the exercise of non-qualified stock options during the third and fourth quarters of fiscal 2006. (Refer to Note 5 of the “Notes to Consolidated Financial Statements”)

(b)          In April 2006, our Adviser’s board of directors waived on a temporary basis the annual advisory fee from 1.25% to 0.5% (0.125% quarterly) for those senior syndicated loans in which we also hold a syndicated second lien position.

(c)           This amount represents borrowings under one of our lines of credit that were held in cash and cash equivalents as of December 31, 2005. The $15.0 million was to be used to fund a new loan investment, however, the investment did not fund until January 2006. Solely for the purposes of calculating the amount of the management fee due to our Adviser, we treat any such amounts as “cash and cash equivalents pledged to creditors” under the terms of our advisory agreement with our Adviser. As a result, such amounts are deducted from our total assets for purposes of computing the asset base upon which the management fee is determined.

(d)          This amount represents the reduced quarterly advisory fee applicable only to the senior syndicated loans.

(e)           If the amount presented is in parentheses it denotes the amount is due back to us from our Adviser; if the amount is positive, it indicates that we owe our Adviser the stated amount.

(f)             This amount represents borrowings under one of our lines of credit that were held in cash and cash equivalents as of March 31, 2005 and December 31, 2004, for the purpose of satisfying our asset diversification requirements under the Code. Solely for the purposes of calculating the amount of the management fee due to our Adviser, we treat any such amounts as “cash and cash equivalents pledged to creditors” under the terms of our advisory agreement with our Adviser. As a result, such amounts are deducted from our total assets for purposes of computing the asset base upon which the management fee is determined.

Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2006 were approximately $548,000, as compared to approximately $725,000 for the fiscal year ended September 30, 2005. The decrease is due primarily to a decrease in non-reimbursable legal fees and extra audit fees in the prior year in connection with internal control procedures.

Amortization of deferred financing costs, in connection with our lines of credit, were approximately $140,000 for the fiscal year ended September 30, 2006 and approximately $386,000 for the fiscal year ended September 30, 2005. The decrease is due to the completion of the amortization cycle related to certain deferred financing costs.

Interest expense for the fiscal year ended September 30, 2006 was approximately $3.2 million as compared to approximately $1.8 million for the fiscal year ended September 30, 2005. This increase is primarily a result of increased borrowings under our lines of credit during the fiscal year ended September 30, 2006, which borrowings were used, in part, to finance our increased investments, borrowings remaining outstanding for longer periods of time and an increase in the interest rates on our borrowings.

Stockholder related costs for the fiscal year ended September 30, 2006 were approximately $304,000, as compared to approximately $220,000 for the fiscal year ended September 30, 2005. Stockholder related costs include such recurring items as transfer agent fees, securities listing fees, and electronic filing fees. The increase is due mainly to the printing and mailing of the special proxy statement in connection with the special meeting of stockholders, the printing and mailing of the annual report to stockholders and the annual proxy to stockholders, and the fees associated with the Schedule TO filed in connection with the offer to amend the terms of the options outstanding under the 2001 Plan.

Directors’ fees for the fiscal year ended September 30, 2006 were approximately $116,000, as compared to approximately $102,000 for the fiscal year ended September 30, 2005. This is the result of the addition of a new director in December 2005.

Insurance expense for the fiscal year ended September 30, 2006 was approximately $207,000, as compared to approximately $178,000 for the fiscal year ended September 30, 2005. The increase is primarily the result of an increase of our directors and officers insurance premiums.

Stock option compensation expense for the fiscal year ended September 30, 2006 was approximately $285,000. This is the result of the adoption of SFAS No. 123(R) Share-based Payment. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes Accounting Principles Board, or APB, Opinion No. 25, Accounting for Stock Issued to Employees, which we refer to as APB No. 25. SFAS No. 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. We adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense will be recorded for the unvested portion of previously issued awards that remain outstanding at October 1, 2005 using the same estimate of the grant date fair value and the same attribution method used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-based compensation expense based on the fair value on the date of grant. There was no stock option compensation expense recorded for the fiscal year ended September 30, 2005. As a result of the amendment of the 2001 Plan, all unvested stock options became vested as of April 11, 2006 and therefore, all residual stock compensation expense related to options vesting subsequent to September 30, 2006 was recorded in the current fiscal year. As of September 30, 2006, there were no options outstanding.

Other expenses were approximately $485,000 for the fiscal year ended September 30, 2006, as compared to approximately $236,000 for the fiscal year ended September 30, 2005. Of this $485,000, approximately $300,000 relates to employer taxes, interest and penalties arising from withholding taxes on stock option exercises that were not remitted to the respective taxing authorities during the third and fourth quarters of fiscal 2006. The remaining $185,000 of other expenses primarily represent direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

During the fiscal year ended September 30, 2006, we recorded approximately $102,000 in tax expense in connection with interest penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

Gladstone Capital Advisers, Inc., our wholly-owned subsidiary, is subject to federal and state income taxation on the income it has recorded such as managerial assistance and other fees. During the fiscal year ended September 30, 2005, Gladstone Capital Advisers incurred aggregate federal and state income taxes of $209,278 resulting from taxable income it received during the 2004 fiscal year. Following the externalization of our management effective October 1, 2004, substantially all revenues previously received by Gladstone Capital Advisers are now received by our Adviser. As a result, we do not anticipate incurring significant tax expense as a result of the activities of Gladstone Capital Advisers in the future.

Realized (Loss) Gain on Sale of Investments

During the fiscal year ended September 30, 2006, we sold our investments in ARI Holdings, Inc. and Marcal Paper Mills, Inc. for an aggregate loss of approximately $1.18 million and were repaid on several syndicated loans which contained unamortized premiums resulting in realized gains of approximately

$149,000 for a total net realized loss of approximately $904,000. During the fiscal year ended September 30, 2005, we sold our $975,000 syndicated participation in Burt’s Bees, Inc. for a gain of $9,750 and we sold our $2.0 million syndicated participation in Marietta Corp. for a gain of $20,000.

Realized Gain on Settlement of Derivative

During the fiscal year ended September 30, 2006, we received our first interest rate cap agreement payments totaling approximately $15,000 as a result of the one month LIBOR exceeding 5%. There was no realization during the fiscal year ended September 30, 2005 as the one month LIBOR was below 5%.

Net Unrealized Depreciation on Derivative

As a result of the increase in fair market value of our interest rate cap agreement, we recorded a nominal net unrealized appreciation derivative for the fiscal year ended September 30, 2006, as compared to net unrealized depreciation of approximately $39,000 for the fiscal year ended September 30, 2005.

Net Unrealized Appreciation (Depreciation) on Investments

For the fiscal year ended September 30, 2006, we recorded net unrealized appreciation on investments of approximately $6.0 million as compared to net unrealized depreciation of approximately $1.8 million for the fiscal year ended September 30, 2005. The unrealized appreciation is mainly attributable to the early repayment or sale of loans that were underperforming as of September 30, 2005, most notably Finn Corporation and ARI Holdings, Inc., as well as the unrealized appreciation on the Finn Corporation warrant currently still in our portfolio.

Net Increase in Net Assets from Operations

Overall, we realized a net increase in net assets resulting from operations of approximately $24.4 million for the fiscal year ended September 30, 2006. Based on a weighted average of 11,381,378 (basic) and 11,615,922 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2006 was $2.15 (basic) and $2.10 (diluted).

For the fiscal year ended September 30, 2005, we realized a net increase in net assets resulting from operations of approximately $15.5 million. Based on a weighted average of 11,292,466 (basic) and 11,609,146 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2005 was $1.37 (basic) and $1.33 (diluted).

Comparison of the Fiscal Years Ended September 30, 2005 and September 30, 2004

Investment Income

Investment income for the fiscal year ended September 30, 2005 was approximately $23.9 million as compared to approximately $20.4 million for the fiscal year ended September 30, 2004. This increase was primarily a result of a rise in interest income from an increase of approximately $143.8 million of new investments from the prior year and the collection of approximately $1.2 million of exit fees upon the full repayment of a portfolio company investment.

Interest income from our investments in debt securities of private companies was approximately $22.4 million, including $394,000 of PIK interest, for the fiscal year ended September 30, 2005 as compared to $18.2 million for the fiscal year ended September 30, 2004, including $553,000 of PIK interest. This increase was primarily the result of approximately $143.8 million of new investments for the fiscal year ended September 30, 2005 and the collection of $1.2 million of exit fees upon the full repayment of a portfolio company investment. The decrease in PIK income for the fiscal year ended September 30, 2005 was the result of scheduled principal repayments for one loan containing a PIK provision and an early repayment for another loan containing a PIK provision.

The weighted average yield on our portfolio for the fiscal year ended September 30, 2005 was 12.23% (without giving effect to PIK interest) and 12.36% (after giving effect to PIK interest). The weighted average yield on our portfolio for the fiscal year ended September 30, 2004 was 13.44% (without giving effect to PIK interest) and 13.78% (after giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2005 was approximately $33,000, as compared to approximately $84,000 for the fiscal year ended September 30, 2004. This decrease was primarily caused by a decrease in cash balances as a result of $143.8 million of new investments and generally maintaining less cash on hand and using borrowed funds to fund new investments.

No fee income was recorded for the fiscal year ended September 30, 2005, as compared to approximately $1.1 million for the fiscal year ended September 30, 2004. This decrease was the result of the externalization of our management, effective October 1, 2004, through the engagement of our affiliate, our Adviser, to serve as our external adviser. Our Adviser receives all fees in connection with our investments and prospective investments, which fees are offset against the advisory fee payable to our Adviser. Fee income for the fiscal year ended September 30, 2004 consisted primarily of investment banking and annual review fees received in connection with investments we closed during the 2004 fiscal year. During the fiscal year ended September 30, 2004, the fee income was mainly attributable to the closing of the Gammill, Inc., Woven Electronics Corp., Benetech, Inc,. Mistras Holdings Corp. ($1.0 million investment), A and G, Inc. and Allied Extruders, Inc. investments, in the approximate aggregate amount of $52.8 million.

Prepayment fees and other income was approximately $1.1 million for the fiscal year ended September 30, 2005 and $573,000 for the fiscal year ended September 30, 2004. For the fiscal year ended September 30, 2005, this consisted of approximately $1.0 million of early principal payment penalty fees and approximately $24,000 of waiver fees for certain loan covenants. For the fiscal year ended September 30, 2004, this amount was comprised of $545,000 of early principal payment penalty fees, $17,000 of waiver fees for certain loan covenants, and $11,000 in up-front fees for a proposed investment.

Operating Expenses

Operating expenses for the fiscal year ended September 30, 2005 were approximately $7.5 million, as compared to approximately $7.1 million for the fiscal year ended September 30, 2004. This increase was mainly a result of an increase in interest expense, stockholder related costs and professional fees. Additionally, operating expenses for the fiscal year ended September 30, 2005 reflected a significant reduction in direct operating expenses, as a result of the externalization of our management effective October 1, 2004, offset by an increase in loan servicing fees and management fees incurred as a result of this externalization.

Loan servicing fees of approximately $2.5 million were incurred for the fiscal year ended September 30, 2005. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which became effective July 12, 2004. These fees were directly credited against the amount of the management fee due to our Adviser. During the fiscal year ended September 30, 2004, loan servicing fees of approximately $502,000 were incurred from the period July 12, 2004, the date that our Adviser began to service our loan portfolio, since prior to that the loan portfolio was serviced under a similar agreement with Gladstone Capital Advisers, Inc., our wholly-owned subsidiary, and the fees Business Loan paid to Gladstone Capital Advisers, Inc. were eliminated upon consolidation of our financial results.

Effective October 1, 2004, we entered into an advisory agreement with our Adviser whereby our Adviser served as our external adviser. As compensation for the services of our Adviser, we paid our Adviser an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total fee of 2% of total assets (as reduced by cash and cash equivalents pledged to creditors). We continued to pay direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance. Under the advisory agreement, our Adviser provided the managerial assistance and other services to our portfolio companies that we previously provided through our wholly-owned subsidiary Gladstone Capital Advisers, and likewise our Adviser directly received any fees for such services. Any such fees were credited directly against the 2% management fee payable to our Adviser. The 2% management fee was also directly reduced by the amount of the monthly loan servicing fees we paid to our Adviser. Overall, the management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. Because we were internally managed at all times prior to October 1, 2004, no management fee was recorded for the three months ended September 30, 2004, June 30, 2004, March 31, 2004 or December 31, 2003.

The following table sets forth the quarterly computations of the management fee for the fiscal year ended September 30, 2005, based on the quarterly increment of 0.50% (0.3125% quarterly advisory fee plus 0.1875% quarterly administrative fee):

	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2004
Fee:
Total assets	$205,793,094	$209,320,463	$213,753,998	$194,085,591
Less: Borrowings under line of credit(a)	—	—	(18,644,179)	(22,435,000)
Total assets subject to quarterly fee	205,793,094	209,320,463	195,109,819	171,650,591
Quarterly fee rate	0.50%	0.50%	0.50%	0.50%
Gross management fee before loan servicing fee credit	1,028,965	1,046,602	975,549	858,254
Less: loan servicing fee from Business Loan	745,263	687,971	585,542	530,952
Management fee before credit	283,702	358,631	390,007	327,302
Direct Credit to Management Fee:
Fee revenue recorded by our Adviser	100,000	240,600	450,000	286,500
Net management fee for the three months ended	$183,702	$118,031	$(59,993)	$40,802

(a)           This amount represents borrowings under one of our lines of credit that were held in cash and cash equivalents as of March 31, 2005 and December 31, 2004, for each respective quarter, for the purpose of satisfying our asset diversification requirements under the Code. There were no borrowings outstanding for this purpose at September 30, 2005 or at June 30, 2005. Solely for the purposes of calculating the amount of the management fee due to our Adviser, we treat any such amounts as “cash and cash equivalents pledged to creditors” under the terms of our advisory agreement with our Adviser. As a result, such amounts are deducted from our total assets for purposes of computing the asset base upon which the management fee is determined.

Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2005 were approximately $725,000, as compared to approximately $580,000 for the fiscal year ended

September 30, 2004. The increase is due primarily to an increase in non-reimbursable legal fees and audit costs incurred in connection with internal control procedures.

Amortization of deferred financing costs, in connection with our lines of credit, were approximately $386,000 for the fiscal year ended September 30, 2005 and approximately $1.4 million for the fiscal year ended September 30, 2004. The decrease is due to the expensing of approximately $1.2 million of capitalized fees during the fiscal year ended September 30, 2004 which related to the assignment of the warehouse line of credit from a former lender, CIBC World Markets, Inc., to Deutsche Bank AG in September 2004.

Interest expense for the fiscal year ended September 30, 2005 was approximately $1,775,000 as compared to approximately $742,000 for the fiscal year ended September 30, 2004. This increase is a result of increased borrowings under our lines of credit during the fiscal year ended September 30, 2005, which borrowings were used, in part, to finance our increased investments, and to a lesser extent, an increase in the interest rate.

Stockholder related costs for the fiscal year ended September 30, 2005 were approximately $220,000, as compared to approximately $140,000 for the fiscal year ended September 30, 2004. Stockholder related costs include such recurring items as transfer agent fees, securities fees, electronic filing fees and printing and mailing of annual reports and proxy statements to stockholders.

Directors’ fees for the fiscal year ended September 30, 2005 were approximately $102,000, as compared to approximately $112,000 for the fiscal year ended September 30, 2004. This is the result of fewer board meetings held during the fiscal year ended September 30, 2005 as compared to the fiscal year ended September 30, 2004.

Insurance expense for the fiscal year ended September 30, 2005 was approximately $178,000, as compared to approximately $258,000 for the fiscal year ended September 30, 2004. The decrease is primarily the result of the externalization of our management. Effective October 1, 2004, our Adviser pays general insurance expenses directly and such insurance coverage is included in the services we receive in consideration for the 2% management fee we pay to our Adviser. Insurance expense incurred during the fiscal year ended September 30, 2005 represents the amortization of our directors and officers insurance premiums, which are expenses for which we continue to be responsible following the externalization of our management.

Effective October 1, 2004, all of our employees became employees of our Adviser and therefore no salaries or benefit expenses were incurred by us for the fiscal year ended September 30, 2005, as compared to approximately $2.6 million for the fiscal year ended September 30, 2004. We reimburse our Adviser for its employee services as part of the annual advisory and administrative fees payable under the advisory agreement.

Effective October 1, 2004, our Adviser began to pay rent directly, and therefore for the fiscal year ended September 30, 2005 no rent expense was incurred by us as compared to approximately $139,000 of rent expense for the fiscal year ended September 30, 2004. General overhead expenses, such as rent, are also included as part of the management fee to our Adviser.

Other expenses were approximately $236,000 for the fiscal year ended September 30, 2005, as compared to approximately $702,000 for the fiscal year ended September 30, 2004. This decrease is primarily a result of our Adviser handling general overhead type expenses. The expenses for the fiscal year ended September 30, 2005 primarily represent direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

Gladstone Capital Advisers, Inc., our wholly-owned subsidiary, is subject to federal and state income taxation on the income it has recorded such as managerial assistance and other fees. During the fiscal year ended September 30, 2005, Gladstone Capital Advisers incurred aggregate federal and state income taxes of approximately $209,000 resulting from taxable income it received during the 2004 fiscal year. Following the externalization of our management effective October 1, 2004, substantially all revenues previously received by Gladstone Capital Advisers are now received by our Adviser. As a result, we do not anticipate incurring significant tax expense as a result of the activities of Gladstone Capital Advisers in the future.

Realized Gain on Sale of Investments

During the fiscal year ended September 30, 2005, we sold our $975,000 syndicated participation in Burt’s Bees, Inc. for a gain of $9,750 and we sold our $2.0 million syndicated participation in Marietta Corp. for a gain of $20,000, as compared to the fiscal year ended September 30, 2004 in which we bought and sold our $1.0 million investment in Metokote Corporation for a gain of $12,500.

Net Unrealized Depreciation on Derivative

As a result of the decline in fair market value of our interest rate cap agreement, we recorded net unrealized depreciation on derivative of approximately $39,000 for the fiscal year ended September 30, 2005, as compared to net unrealized depreciation of approximately $214,000 for the five months the investment was held during the fiscal year ended September 30, 2004.

Net Unrealized Appreciation (Depreciation) on Investments

For the fiscal year ended September 30, 2005, we recorded net unrealized depreciation on investments of approximately $1.8 million as compared to net unrealized depreciation of approximately $2.5 million for the fiscal year ended September 30, 2004. The increase in unrealized depreciation was mainly attributable to the decrease in the value of the Finn Corporation senior subordinated term debt of approximately $3.2 million, a decline of approximately $1.5 million in the fair value of Xspedius Communications, LLC and a decline in the value of ARI Holdings, Inc. of approximately $1.1 million, partially offset by appreciation of approximately $645,000 in the value of the Finn warrants, and the fair value of the success fee on Woven Electronics Corporation of approximately $348,000 as well as unrealized appreciation on certain of our syndicated loan participations.

Net Increase in Net Assets from Operations

Overall, we realized a net increase in net assets resulting from operations of approximately $15.5 million for the fiscal year ended September 30, 2005. Based on a weighted average of 11,292,466 (basic) and 11,609,146 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2005 was $1.37 (basic) and $1.33 (diluted).

For the fiscal year ended September 30, 2004, we realized a net increase in net assets resulting from operations of approximately $10.6 million. Based on a weighted average of 10,101,341 (basic) and 10,344,388 (diluted) shares outstanding, our net increase in net assets resulting from operations per weighted average common share for the fiscal year ended September 30, 2004 was $1.05 (basic) and $1.02 (diluted).

LIQUIDITY AND CAPITAL RESOURCES

At March 31, 2007, we had investments in debt securities of, or loans to, 51 private companies, totaling approximately $281.5 million (cost basis) of total assets.

During the six months ended March 31, 2007 and March 31, 2006, the following investment activity occurred:

	New	Principal	Net Gain/(Loss)
Quarter Ended	Investments	Repayments	on Disposal
March 31, 2007	$75,330,167	$38,263,017	$84,205
December 31, 2006	52,311,008	23,967,229	2,314
	$127,641,175	$62,230,246	$86,519
March 31, 2006	$38,471,109	$24,815,067	$377,500
December 31, 2005	26,688,457	38,702,066	(1,180,595)
	$65,159,566	$63,517,133	$(803,095)

During the years ended September 30, 2006, 2005 and 2004, the following investment activity occurred:

Year Ended	New Investments	Principal Repayments	Net Gain/(Loss) on Disposal
September 30, 2006	$135,954,879	$124,009,929	$(903,945)
September 30, 2005	$143,794,006	$88,019,136	$29,750
September 30, 2004	$86,267,500	$47,158,995	$12,500

The following table summarizes the contractual principal amortization and maturity of our investment portfolio by fiscal year:

Fiscal Year Ended September 30,	Amount
2007	$3,467,481
2008	10,569,881
2009	18,976,253
2010	30,422,730
2011	80,548,730
Thereafter	137,540,375
$281,525,450

Net cash used in operating activities for the six months ended March 31, 2007, consisting primarily of the items described in “Results of Operations” and the investment activity described above, was approximately $56.5 million as compared to net cash provided by operating activities of approximately $1.6 million for the six months ended March 31, 2006. Net cash provided by investing activities consisted of $300,941 and $23,094 for the six months ended March 31, 2007 and March 31, 2006, respectively, and consisted of the principal repayment of employee loans. Net cash provided by financing activities for the six months ended March 31, 2007 was approximately $58.5 million and mainly consisted of borrowings on our line of credit of approximately $146.9 million, offset by repayments on line of credit borrowings of approximately $76.6 million, and approximately $10.3 million for the payment of dividends. Net cash used in financing activities was approximately $1.8 million for the six months ended March 31, 2006 and consisted primarily of net cash provided from borrowings on our line of credit, net of repayments, of approximately $7.3 million, offset by the payment of dividends of approximately $9.2 million.

During the six months ended March 31, 2007, cash and cash equivalents increased from approximately $732,000 to approximately $3.0 million.

Subsequent to March 31, 2007, we sold either outright or to our affiliate Gladstone Investment approximately $16.9 million of syndicated loan participations via an independent broker and were repaid in full on one loan origination investment of approximately $5.6 million and received a success fee of approximately $195,000. Sales to Gladstone Investment were made in reliance on Rule 17a-7 of the 1940 Act. The proceeds from the sales were used to reduce our borrowings on our line of credit. We also funded approximately $39.4 million of loan originations, increased our positions in certain syndicate investments by approximately $4.4 million and funded approximately $1.0 million of lines of credit already held in our portfolio, for total aggregate funding of approximately $44.8 million. As of June 15, 2007, our outstanding balance on our line of credit was approximately $165.6 million.

Net cash provided by operating activities for the fiscal year ended September 30, 2006, consisting primarily of the items described in “Results of Operations” and the investment activity described above, was approximately $7.2 million as compared to net cash used in operating activities of approximately $61.5 million for the fiscal year ended September 30, 2005. Net cash provided by investing activities was approximately $0.2 million for the fiscal year ended September 30, 2006 and consisted of the repayment of employee loans. Net cash used in financing activities for the fiscal year ended September 30, 2006 was approximately $7.2 million and consisted of approximately $149.8 million of repayments on the lines of credit, and approximately $18.6 million for the payment of dividends. These outflows were partially offset by approximately $146.7 million of cash received from borrowings on the lines of credit and the exercise of stock options for approximately $14.7 million.

During the fiscal year ended September 30, 2006, cash and cash equivalents increased from approximately $504,000 at the beginning of the year to approximately $732,000 at the end of the year. This increase was largely the result of cash generated from operations offset by investment purchases and repayments of our revolving credit facility.

Net cash used in operating activities for the fiscal year ended September 30, 2005, consisting primarily of the items described in “Results of Operations” and the investment activity described above, was approximately $61.5 million as compared to net cash used operating activities of approximately $82.7 million for the fiscal year ended September 30, 2004. In addition, net cash used in operating activities for the year ended September 30, 2005 included the repayment of the repurchase agreement (as described below) of approximately $21.3 million. Net cash provided by investing activities was approximately $0.8 million for the fiscal year ended September 30, 2005 and was comprised of employee loan principal repayments. Net cash used in financing activities for the fiscal year ended September 30, 2005 was approximately $4.8 million and consisted mainly of approximately $142.7 million of repayments on the lines of credit, approximately $17.1 million for the payment of dividends, $105,000 paid to renew a line of credit and approximately $111,000 of costs incurred subsequent to the shelf offering in September 2004. These outflows were partially offset by approximately $155.0 million of cash received from borrowings on the lines of credit and the exercise of stock options for approximately $270,000.

During the fiscal year ended September 30, 2005, cash and cash equivalents decreased from approximately $66.0 million at the beginning of the year to approximately $504,000 at the end of the year. This decrease was largely the result of the purchase of new investments, the repayment of the repurchase agreement in October 2004 (as described below) and also the payment of dividends throughout the fiscal year ended September 30, 2005.

Net cash used in operating activities for the fiscal year ended September 30, 2004, consisting primarily of the items described in “Results of Operations” and the investment activity described above, was approximately $82.7 million. At September 30, 2004, the net cash used was due largely in part to $57.1 million used in connection with the purchase of the repurchase agreement and the repayments of the repurchase agreement, and new investments of approximately $86.3 million, partially offset by principal repayments of $47.2 million. Net cash provided by investing activities for the fiscal year ended

September 30, 2004 was approximately $0.2 million and consisted of principal repayments on employee loans. Net cash provided by financing activities was approximately $47.3 million for the fiscal year ended September 30, 2004 and consisted primarily of proceeds from a public shelf offering of common stock which yielded net proceeds of approximately $24.4 million, the borrowings, net of repayments, on the lines of credit for net proceeds of approximately $40.7 million, partially offset by the payment of dividends of approximately $17.1 million.

During the fiscal year ended September 30, 2004, cash and cash equivalents decreased from approximately $101.1 million at the beginning of the year to approximately $66.0 million at the end of the year. This decrease was largely the result of the purchase of new investments and the repurchase agreement described below.

On September 29, 2004, we entered into a repurchase agreement, which we refer to as the FBW Repurchase Agreement, with Ferris Baker Watts, Incorporated for $44,984,950. On September 30, 2004, this amount was reduced to $21,345,997 with the application of the net proceeds from a public offering of our common stock. This remaining balance was settled on October 1, 2004. The FBW Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $50,000,000, a carrying value of $49,984,950 that matured on October 7, 2004 and earned interest of $2,133. The interest rate on the FBW Repurchase Agreement was 4.25% for a cost of $7,831. In the future, we may use a similar form of repurchase agreement as an investment option or in order to satisfy certain asset diversification requirements and maintain our status as a RIC under Subchapter M of the Code.

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash dividends of $0.14 per common share for July, August, September, October, November and December 2006 and January, February and March 2007 and $0.135 per common share for January, February, March, April, May and June 2006, and October, November and December 2005. In April 2007, our Board of Directors declared a monthly cash dividend of $0.14 per common share for each of April, May and June 2007.

We anticipate continuing to borrow funds and, from time to time issuing additional equity securities, to obtain additional capital to make further investments. On May 2, 2007, we completed a public offering of 2,000,000 shares of our common stock, at a price of $24.25 per share, under a shelf registration statement and pursuant to the terms set forth in a prospectus dated April 16, 2007, as supplemented by a final prospectus dated April 27, 2007. Net proceeds of the offering, after underwriting discounts and offering expenses were approximately $45,625,000 and were used to repay outstanding borrowings under our line of credit.

We have filed a registration statement with the SEC, of which this prospectus is a part, that once declared effective by the SEC, would permit us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock and/or debt securities. We may not issue any securities under this registration statement until the SEC has declared the registration statement effective, and we currently have no immediate plans to issue any securities under the registration statement.

Revolving Credit Facility

Through our wholly-owned subsidiary, Business Loan, we have a $220 million revolving credit facility, which we refer to as the DB Facility, with Deutsche Bank AG, as administrative agent, which is scheduled to mature on May 23, 2008. Pursuant to the DB Facility, Business Loan has pledged the loans it holds to secure future advances by certain institutional lenders. Interest rates charged on the advances under the

DB Facility will be based on LIBOR, depending on market conditions, and will adjust periodically. As of June 15, 2007, our outstanding principal balance under the DB Facility was approximately $165.6 million at an interest rate of approximately 6.07%. Available borrowings are subject to various constraints imposed by Deutsche Bank AG, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At June 15, 2007, the remaining borrowing capacity available under the DB Facility was approximately $54.4 million.

The DB Facility, which is available for general corporate purposes, contains covenants that, among other things, require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The DB Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of March 31, 2007, Business Loan was in compliance with all of the DB Facility covenants. We currently intend to securitize all of the loans held by Business Loan and to use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility. However, there can be no assurance that we will be able to successfully securitize any of these loans on terms acceptable to us, if at all.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to us. For the six months ended March 31, 2007, the amount due from custodian increased by approximately $1.2 million.

Our Adviser services the loans pledged under the DB Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that our Adviser would comply fully with all of its obligations under the facility. The performance guaranty requires us to maintain a minimum net worth of $100 million plus 75% of any new equity or subordinated debt issued. The performance guaranty also requires us to maintain “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act. As of March 31, 2007, we were in compliance with our covenants under the performance guaranty.

Contractual Obligations and Off-Balance Sheet Arrangements

As of March 31, 2007, we were party to signed and non-binding term sheets for two loan originations for $14.0 million. We expect to fund these potential investments as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	$14,000,000	$14,000,000	—	—	—
Total	$14,000,000	$14,000,000	$—	$—	$—

As of the date of this prospectus, one of the investment purchase obligations summarized above in an aggregate amount of $7.0 million has been funded. See Note 11 “Contractual Obligations” in our unaudited Consolidated Financial Statements for further information.

All prospective investments are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, we will only agree to provide the loan if, among other things, the results of our due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. We have initiated our due diligence investigations of the potential borrowers, however, there can be no guarantee that facts will not be discovered in the course of completing the due diligence that would render a particular investment imprudent or that any of these investments will actually be made.

We did not have any significant off-balance sheet arrangements, as defined in Item 303(a)(4)(ii) of SEC Regulation S-K, as of March 31, 2007.

Quantitative and Qualitative Disclosures about Market Risk.

We are subject to financial market risks, including changes in interest rates. We estimate that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates and approximately 80% will be made at variable rates. As of March 31, 2007, our portfolio had approximately 56% of the total loan portfolio cost basis at variable rates with a floor, approximately 2% of the total loan portfolio cost basis at a variable rate with a floor and ceiling, 40% of the total loan portfolio cost basis at variable rates without a floor or ceiling and approximately 1% of the total loan portfolio cost basis at a fixed rate.

We have a $220 million revolving credit facility, based on variable rates, with Deutsche Bank AG, which matures May 23, 2008.

In February 2004, we entered into an interest rate cap agreement in order to fulfill an obligation under our line of credit to enter into certain hedging transactions in connection with our borrowings under the line of credit. We purchased this interest rate cap agreement with a notional amount of $35 million (which is amortized quarterly) for a one-time, up-front payment of $304,000. The interest rate cap agreement entitles us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at one month LIBOR exceed the payments on the current notional amount at 5%. The cap expires in February 2009. This interest rate cap agreement effectively caps our interest payments on our line of credit borrowing, up to the notional amount of the interest rate cap, at five percent. This mitigates our exposure to increases in interest rates on our borrowings on our lines of credit, which are at variable rates. At March 31, 2007, the cap agreement had a fair market value of $24,671 and a current notional amount of $10.9 million. At March 31, 2007, the one month LIBOR rate was approximately 5.32%.

To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity. Under this analysis, a hypothetical increase in the one month LIBOR by 1% would increase our net increase in net assets resulting from operations by approximately $1.5 million or 8.2%, over the next twelve months, compared to the net increase in net assets resulting from operations for the twelve months ended March 31, 2007. A hypothetical decrease in the one month LIBOR by 1% would decrease net increase in net assets resulting from operations by approximately $1.5 million, or 8.2%, over the next twelve months, compared to the net increase in net assets resulting from operations for the twelve months ended March 31, 2007. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

In the event that we securitize a portion of our loan portfolio, we believe that we will likely be required to enter into further hedging arrangements in the future with respect to securitized loans. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, however, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

On October 1, 2006, we implemented an amended and restated investment advisory and management agreement with our Adviser. In addition to providing for a base management fee based on our total assets, this agreement contemplates a quarterly incentive fee based on our pre-incentive fee net investment income and an annual incentive fee based on our capital gains, if any. Our Adviser has the ability to issue a full or partial waiver of the incentive fee for current and future periods, however our Adviser is not required to issue this waiver. If our Adviser does not issue this waiver in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of, or increase, distributions to our stockholders, which could have a material adverse impact on our stock price.

BUSINESS

Overview

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, second lien notes, and senior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on second lien and senior subordinated notes. In addition, we may acquire existing loans, which meet this profile, from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants, or other equity instruments that we may receive when we extend loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

Our Investment Strategy

We seek to invest in small and medium-sized businesses that meet certain criteria, including some or all of the following: (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower’s cash flow, (5) reasonable capitalization of the borrower (usually by buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to, among other things, effect a change of control, restructure their balance sheets, or finance growth, including acquisitions.

We believe that our business strategy will enable us to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans. Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes. Our loans generally mature in no more than seven years and accrue interest at fixed or variable rates.

Our Investment Adviser and Administrator

Our Adviser is our investment adviser and is led by a management team which has extensive experience in our lines of business. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; our Adviser; and our Administrator. Our Adviser also has a wholly-owned subsidiary, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, Gladstone Investment and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in New York, New Jersey, Pennsylvania, Illinois, Texas, Kentucky and Washington.

Corporate Information

Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstonecapital.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Loan Origination and Approval Process

To originate loans, our Adviser’s lending professionals use an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser’s lending professionals review informational packages from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the lending professionals will seek an initial screening of the opportunity from our Adviser’s investment committee, which is composed of Messrs. Gladstone, Brubaker and Stelljes. If the applicant passes this initial screening, the lending professionals will conduct a due diligence investigation of the applicant. Upon completion of the due diligence investigation, the lending professionals create a detailed borrower profile summarizing the prospective borrower’s historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The lending professionals then present this profile to the investment committee, which must unanimously approve each loan.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important to profitably lend to small and medium-sized businesses. The criteria listed below provide general guideposts for our lending and investment decisions, although not all of these criteria may be followed in each instance.

•       Growth.   In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to any equity position we acquire in connection with our loans.

•       Significant sponsor.   We seek businesses in which leveraged buyout funds or venture capital funds have invested. We believe that a business in which a substantial equity sponsor has made a meaningful investment is more likely to be a good borrowing candidate.

•       Liquidation value of assets.   Although we do not generally intend to operate as an asset-based lender, liquidation value of the assets collateralizing our loans is an important factor in each credit decision. Emphasis is placed both on tangible assets (e.g., inventory, plant, property and equipment) and intangible assets (e.g., accounts receivable, customer lists, networks, databases and recurring revenue streams).

•       Experienced management team.   We generally require that each borrower have a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. We generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower’s objectives and implement its business plan.

•       Profitable or near-profitable operations.   We focus on borrowers that are profitable or near-profitable at the operating level. We do not typically lend to, or invest in, start-up or other early stage companies, nor do we typically lend to, or invest in, businesses that are experiencing significant operating problems.

•       Exit strategy.   Prior to making a loan for which we receive a warrant to purchase stock of the borrower or other yield enhancement, we analyze the potential for the borrower to experience a liquidity event that will allow us to realize value for our equity position. Liquidity events include, among other things, an initial public offering, a private sale of our financial interest, a merger or acquisition of the borrower or a purchase of our equity position by the borrower or one of its stockholders.

Extensive Due Diligence

Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation may begin with a review of publicly available information, and will generally include some or all of the following:

•       a review of the potential borrower’s historical and projected financial information;

•       interviews with management, employees, customers and vendors of the applicant;

•       background checks; and

•       research on the applicant’s products, services or particular industry.

We also rely on the long-term relationships that our Adviser’s professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses. Prior to closing on our investments, additional due diligence may be conducted on our behalf by attorneys, accountants or other outside advisers as appropriate.

Investment Structure

We typically invest in senior, senior subordinated and junior subordinated loans. Our loans typically range from $5 million to $15 million, although the size of our investments may vary as our capital base changes. Our loans generally mature within seven years and accrue interest at a fixed or variable rate that exceeds the prime rate. In the past, some of our loans have had a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind,” or PIK, interest, and, when earned, we record PIK income as interest income and add the PIK interest to the principal balance of the loans. At present, none of our loans contain a PIK provision.

To the extent possible, our loans generally are collateralized by a security interest in the borrower’s assets. In senior and subordinated loans, we do not usually have the first claim on these assets. Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We seek to make loans that are accompanied by warrants to purchase stock in the borrowers or other yield enhancement features, such as success fees. Any warrants that we receive will typically have an exercise price equal to the fair value of the portfolio company’s common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower’s stock. Success fees are conditional interest that is paid if the borrower is successful. The success fee is calculated as additional interest on the loan and is paid upon the occurrence of certain triggering events, such as the sale of the borrower. If the event or events do not occur, no success fee will be paid.

From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company, and thus may jeopardize our investment in that borrower.

As noted above, we expect to receive yield enhancements in connection with many of our loans, which may include warrants to purchase stock. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower’s public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

Temporary Investments

Pending investment in the debt of private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that 70% of our assets are “qualifying assets” for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of “qualifying assets,” see “Regulation as a Business Development Company.”

Hedging Strategies

Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions, we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Pursuant to our initial line of credit, we agreed to enter into hedging transactions, such as interest rate cap agreements. To date, we hold only one interest rate cap agreement. In the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. Hedging strategies do pose risks to us and our stockholders, however we believe that such activities, because they will be limited to only a portion of our portfolio, are manageable.

Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security “in contravention of such rules and regulations or orders as the SEC may prescribe as necessary or appropriate in the public interest or for the protection of investors . . .” However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. We will only engage in hedging activities in compliance with applicable law and regulations.

Extensive Loan Referral Network

Our executive officers and our Adviser’s managing directors have an extensive referral network of venture capitalists, leveraged buyout funds, investment bankers, attorneys, commercial bankers and business and financial brokers. We believe that this established network, consisting of relationships established over many years by Messrs. Gladstone, Stelljes, and Brubaker and our Adviser’s managing directors will generate opportunities to identify and make senior and subordinated loans to selected businesses that satisfy our investment criteria. We intend to continue to pursue additional informal relationships with other leveraged buyout funds and venture capital funds that we believe may lead to the origination of loans.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables our Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach should enable our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Leverage

For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities (including borrowings under our current lines of credit) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See “Regulation as a Business Development Company—Asset Coverage” for a discussion of our leveraging constraints.

Securitization

We have a wholly-owned subsidiary, Business Loan, which acquires and holds loans that we anticipate will be securitized in the future. Business Loan entered into a credit agreement with a group of institutional lenders that provides for a $170 million revolving credit facility. We use these proceeds to make additional loans and increase the size of our loan portfolio. We currently intend to securitize all or a portion of the loans held by Business Loan and, if we are able to securitize these loans, we will use the proceeds from the securitization to pay down any amounts outstanding under the revolving credit facility. On February 9, 2007, we increased our revolving credit facility by $20 million to $170 million and on May 25, 2007 we further increased the facility by $50 million to $220 million.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

Our Adviser’s investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor this information regarding the status and performance of each portfolio company, and use it to evaluate the overall performance of our portfolio.

Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

•       Assessment of success in the portfolio company’s overall adherence to its business plan and compliance with covenants;

•       Attendance at and participation in meetings of the portfolio company’s board of directors;

•       Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

•       Comparison with other companies in the portfolio company’s industry; and

•       Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. We provide these and other services to our portfolio companies through our Adviser. Currently, neither we nor our Adviser charges a fee for managerial assistance. Our Adviser receives fees for other services it provides to portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, all of those fees are credited to the base management fees we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fees. While our Adviser receives all fees in connection with our investments, such fees received by our Adviser, with the exception of monitoring and review fees, are entirely credited to us as a reduction of the advisory fee payable under the advisory agreement between us.

Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. Upon execution of the non-binding term sheet, the potential borrower generally pays our Adviser a non-refundable fee for its services rendered through the date of the non-binding term sheet. These fees are received by our Adviser and are offset against the base management fee payable to our Adviser, which has the effect of reducing our expenses to the extent of any such fees received by our Adviser.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. All of our portfolio investments are recorded at fair value as determined in good faith by our Adviser and our management using procedures established by, and under the direction of our Board of Directors. As a result, there is uncertainty as to the value of our portfolio investments, and our estimates of fair value may differ significantly from the values that could obtained if a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, we follow the following valuation process each quarter:

•       Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser’s investment professionals responsible for the investment, using valuation policies and procedures previously established by our Board of Directors.

•       For all debt securities other than those that we value using the latest bid and ask price, we will seek an independent opinion of value of such debt securities from SPSE.

•       Preliminary valuation conclusions are then discussed with our management, and documented, along with any SPSE opinions of value, for review by our Board of Directors.

•       Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation.”

Investment Advisory and Administration Agreements

Since October 1, 2004, we have been externally managed pursuant to a contractual investment advisory arrangement with our Adviser, under which our Adviser has directly employed all of our personnel and paid its payroll, benefits, and general expenses directly. Our initial investment advisory agreement with our Adviser, which we refer to as the Initial Advisory Agreement, was in place from October 1, 2004 through September 30, 2006. On October 1, 2006, we entered into an amended and restated investment advisory agreement with our Adviser, which we refer to as the Amended Advisory Agreement, and an administration agreement with our Administrator, which we refer to as the Administration Agreement. Our Board of Directors proposed the Amended Advisory Agreement to stockholders in order to provide what it considers to be more appropriate incentives to reward fund management, and our stockholders approved each of these agreements on December 2, 2005. The management services and fees in effect under the Initial and Amended Advisory Agreements are described below. In addition to the fees described below, certain fees received by our Adviser from our portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to our Adviser and credited under the Amended Advisory Agreement. In addition, we continue to pay our direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses under the Amended Advisory Agreement.

Management services and fees in effect through September 30, 2006

Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. Our Adviser’s board of directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which we had existing syndicated second lien participations.

Management services and fees under the amended and restated investment advisory agreement and administrative fees under the administrative agreement

Effective October 1, 2006, we now pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters, in addition to a two-part incentive fee. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), commencing on October 1, 2006, and will equal 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Our Adviser’s board of directors agreed to waive, for the fiscal quarters ending December 31, 2006 and March 31, 2007, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

Under the Amended Advisory Agreement, we will pay separately for administrative services under the Administration Agreement. The Administration Agreement provides for payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including but not limited to rent, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs.

The same individuals who managed our portfolio continue to manage our portfolio under the Amended Advisory Agreement and, although the administrative services are now provided separately pursuant to the Administration Agreement, we do not expect that our stockholders will notice any change or diminution in services because of this organizational separation.

Regulations promulgated by the SEC prohibit business development companies from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. In connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by our Board of Directors on April 11, 2006, we extended an offer to the then-current stock option holders to amend the terms of all outstanding stock options under our Amended and Restated 2001 Equity Incentive Plan, which we refer to as the 2001 Plan, to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the current stock option holders. Our Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the current stock option holders accepted the tender offer, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated. Upon the effectiveness of the Amended Advisory Agreement and Administration Agreement on October 1, 2006, the Initial Advisory Agreement terminated.

License Agreement

We have entered into a license agreement with our Adviser, pursuant to which our Adviser has granted us a non-exclusive license to use the name “Gladstone” and the Diamond G trademark. This license agreement requires us to pay our Adviser a royalty fee of $1 per quarter. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that our Adviser is no longer our adviser.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstonecapital.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Amended Advisory Agreement and the Administration Agreement, respectively. Each of our executive officers is an employee or officer, or both, of our Adviser and our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 20-25 full time employees of our Adviser or our Administrator will spend substantial time on our matters during the remainder of calendar year 2007. We anticipate that the number of employees of our Adviser who devote time to our matters will increase as we acquire more investments. Effective October 1, 2006, with our entrance into the Amended Advisory and Administration Agreements, as approved by our stockholders on December 2, 2005, accounting and compliance services are provided by the same individuals who currently provide these services to us, however these individuals now provide these services to us through our Administrator pursuant to the Administration Agreement. All other services will continue to be performed by the same individuals under the Amended Advisory Agreement.

As of May 31, 2007, our Adviser and our Administrator had 53 full-time employees. A breakdown of these full-time employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
6	Executive Management
36	Investment Management, Portfolio Management, and Due Diligence
11	Administration, Accounting, Compliance and Human Resources

Properties

We do not own any real estate or other physical properties materially important to our operation. Our Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our investment advisory and management agreement with our Adviser. Our headquarters are located at our Adviser’s headquarters in McLean, Virginia, a suburb of Washington D.C., and we also have operations at our Adviser’s seven other offices in New York, New Jersey, Pennsylvania, Illinois, Texas, Kentucky and Washington.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2007, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Company (1)	Industry	Investment(2)	Cost	Fair Value
ActivStyle Acquisition Co.	Service-medical products	Line of Credit(5)(9)	$450,000	$448,875
ActivStyle, Inc.	distribution	(9.6%, Due 7/2009)
3100 Pacific Street North		Senior Term Debt(5)	3,040,000	3,040,000
Minneapolis, MN 55411
		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,500,000	2,500,000
		(11.9%, Due 7/2011)
Advanced Homecare	Service-home health nursing	Senior Subordinated Term Debt(5)(6)	6,300,000	6,300,000
Management, Inc.	services	(11.8%, Due 12/2013)
7502 Greenville Ave., Suite
100 Dallas, TX 75231
Allied Extruders, LLC	Manufacturing-polyethylene	Senior Real Estate Term Debt	1,000,000	1,000,000
P&O Packaging Acquisition LLC	film	(9.8%, Due 3/2011)
36-08 Review Avenue Long		Senior Term Debt (3)(5)(19)	8,000,000	8,170,800
Island City, NY 11101		(11.3%, Due 3/2011)
Anitox Acquisition Company	Manufacturing-preservatives	Senior Real Estate Term Debt	3,415,828	3,360,000
Anitox Holding, Inc.	for animal feed	(8.8%, Due 1/2012)
Anitox Corporation		Senior Term Debt(5)	2,750,000	2,750,000
1055 Progress Circle		(9.6%, Due 1/2012)
Lawrenceville, GA 30043		Senior Term Debt(3)(5)	2,750,000	2,750,000
		(11.8%, Due 1/2012)
Badanco Acquisition Corp.	Service-luggage design and	Senior Subordinated Term Debt(5)	9,750,000	9,762,188
994 Riverview Drive Totowa, NJ 07512	distribution	(12.1%, Due 7/2012)
Benetech, Inc.	Service & Manufacuring-dust	Senior Term Debt(5)	1,787,500	1,816,547
1851 Albright Rd.	management systems for the	(10.3%, Due 5/2009)
Montgomery, IL 60538	coal and electric utility	Senior Term Debt(3)(5)	2,965,625	3,028,645
	industries	(13.3%, Due 5/2009)
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(6)	1,001,958	1,000,000
One Manhattanville Rd.		(7.1%, Due 9/2013)
Purchase, NY 10577-2596		Senior Subordinated Term Debt(6)	1,510,780	1,530,000
		(9.9%, Due 3/2014)
CHG Companies, Inc.	Service-healthcare staffing	Letter of Credit(5)(6)	400,000	404,500
CHG Medical Staffing, Inc.		(7.9%, Due 12/2012)
CHG Healthcare East, Services, Inc.		Senior Term Debt(5)(6)	1,596,000	1,613,955
4021 South 700 Suite 300		(7.9%, Due 12/2012)
Salt Lake City, UT 84107		Senior Subordinated Term Debt(5)(6)	500,000	507,500
		(11.3%, Due 12/2012)
Clinton Holdings, LLC	Distribution-aluminum sheets	Senior Subordinated Term Debt(5)	15,500,000	15,538,750
Clinton Aluminum Acquisition, LLC	and stainless steel	(12.6%, Due 1/2013)
Metal Transportation, LLC		Common Stock Warrants(7)	109,124	109,124
Clinton Distribution Center, LLC
Clinton Aluminum 6270 Van Buren Road Clinton, OH 44216
Consolidated Bedding, Inc.	Manufacturing-mattresses	Senior Subordinated Term Debt(5)	2,340,538	1,858,050
500 S. Falkenburg Road Tampa, FL 33619		(14.4%, Due 3/2009)

Country Road	Service-telecommunications	Senior Subordinated Term Debt (5)(6)	5,964,420	6,030,000
Communications LLC		(13.2%, Due 7/2013)
Country Road Management, Inc.
1500 Mt. Kemble Avenue, Suite 203 Morristown, NJ 07960
Critical Healthcare Solutions, Inc.	Service-home therapy and	Senior Term Debt(8)	1,987,500	1,986,258
Two Tower Building One Fayette Street Suite 150	respiratory therapy	(8.6%, Due 1/2012)
Conshohocken, PA 19428
Dealer Computer Services, Inc.	Manufacturing & Service	Senior Term Debt(8)	947,240	954,936
(d/b/a Reynolds & Reynolds)	Systems for automotive	(7.4%, Due 10/2012)
The Reynolds and Reynolds Company One Reynolds Way Dayton, OH 45430	retailers
Defiance Acquisition Corporation	Manufacturing-trucking parts	Senior Term Debt(3)(5)	6,325,000	6,317,094
1090 Perry Street Defiance, OH 43512		(13.3%, Due 4/2010)
Doe & Ingalls Management LLC	Distributor-specialty chemicals	Senior Term Debt(5)	4,300,000	4,310,750
Doe & Ingalls of North Carolina		(9.8%, Due 11/2010)
Operating LLC		Senior Term Debt(3)(5)	4,477,500	4,483,097
Doe & Ingalls of Florida Operating LLC		(13.3%, Due 11/2010)
Doe & Ingalls of Virginia Operating LLC
Doe & Ingalls of Maryland Operating LLC
1301 Person Street Durham, NC 27703
Emdeon Business Services, Inc.	Service-healthcare technology	Senior Term Debt(6)	2,479,803	2,486,483
26 Century Blvd. Nashville, TN 37214	solutions	(7.6%, Due 11/2013)
		Senior Subordinated Term Debt(6)	2,013,952	2,030,000
		(10.4%, Due 5/2014)
Employment Solutions	Service-specialty staffing	Senior Term Debt(8)	2,992,989	2,996,241
Management, Inc.		(8.3%, Due 10/2012)
Employbridge		Senior Subordinated Term Debt(8)	3,000,495	3,000,000
1040 Crown Pointe Parkway Suite 1040 Atlanta, GA 30338		(12.3%, Due 10/2013)
Express Courier International, Inc.	Service-ground delivery and	Line of Credit(10)	200,000	200,000
P.O. Box 290279 Nashville, TN 37229-0279	logistics	(9.6%, Due 6/2009)
		Senior Term Debt(5)	4,465,000	4,470,581
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)	3,950,000	3,954,938
		(11.8%, Due 6/2011)
Finn Corporation	Manufacturing-landscape	Common Stock Warrants	37,000	826,061
9281 Lesaint Drive Fairfield, OH 45014	equipment
FR X Ohmstede Holdings, LLC	Service & Manufacuring-heat	Senior Term Debt(6)	2,739,130	2,749,402
FR X Ohmstede Acquisitions Co.	exchangers	(7.9%, Due 8/2013)
Ohmstede Ltd.		Senior Subordinated Term Debt(6)	3,011,583	3,052,500
895 North Main Street		(12.4%, Due 8/2014)
P.O. Box 2431
Beaumont, TX 77701

Generac Acquisition Corp.	Manufacturing-standby power	Senior Term Debt(8)	2,356,200	2,375,344
Hwy. 59 & Hillside Road P.O. Box 8 Waukesha, WI 53187	products	(7.9%, Due 11/2013)
Global Materials	Manufacturing-steel wool	Senior Term Debt(3)(5)	5,200,000	5,018,000
Technologies, Inc.	products and metal fibers	(14.3%, Due 11/2009)
1540 E. Dundee Road Palatine, IL 60067
GTM Holdings, Inc.	Manufacturing-socks	Senior Term Debt(6)	498,750	501,244
Gold Toe Investment Corp.		(8.1%, Due 10/2013)
514 West 21st Street		Senior Subordinated Term Debt(6)	507,500	507,500
P.O. Box 580		(11.4%, Due 4/2014)
Newton, NC 28658
Greatwide Logistics Services, Inc.	Service - logistics and	Senior Term Debt(6)	3,990,000	4,009,950
5215 N. O’Connor Boulevard	transportation	(8.6%, Due 12/2013)
Suite 200		Senior Subordinated Term Debt(6)	4,000,000	3,960,000
Irving, TX 75039		(11.9%, Due 6/2014)
Harrington Holdings, Inc.	Service - healthcare products	Senior Term Debt(6)	2,500,000	2,506,250
Harrington Acquisition Corp.	distribution	(7.8%, Due 1/2014)
1810 Summit Conference Park		Senior Subordinated Term Debt(6)	5,000,000	5,025,000
Twinsburg, OH 44087		(11.3%, Due 1/2014)
Hudson Products Holdings, Inc.	Manufacturing-heat transfer	Senior Term Debt(8)	2,141,257	2,148,664
1307 Soldiers Field Drive Sugar Land, TX 77479	solutions	(8.1%, Due 12/2013)
IPC Information Systems, LLC	Manufacturing-specialized	Senior Term Debt(6)	236,810	238,290
88 Pine Street Wall Street Plaza New York, NY 10005	telephony systems	(7.9%, Due 9/2013)
It’s Just Lunch International, LLC	Service-dating service	Line of Credit(5)(11)	550,000	545,875
44-489 Town Center Way Suite 500		(9.3%, Due 6/2009)
Palm Desert, CA 92260			3,300,000	3,275,250
		Senior Term Debt(5)
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)(11)	500,000	496,250
		(11.8%, Due 6/2011)
John Henry Holdings, Inc.	Manufacturing-packaging	Senior Subordinated Term Debt(6)	8,000,000	8,000,000
Multi Packaging Solutions, Inc.	products	(12.3%, Due 6/2011)
5800 W. Grand River Ave PO Box 17099 Lansing, MI 48901
Kinetek Acquisition Corp.	Manufacturing-custom	Senior Term Debt(6)	1,505,605	1,507,157
ArborLake Center, Suite 550	engineered motor & controls	(7.8%, Due 11/2013)
1751 Lake Cook Road		Senior Subordinated Term Debt(6)	1,509,548	1,515,000
Deerfield, IL 60015		(10.8%, Due 5/2014)
LocalTel, Inc.	Service-yellow pages	Line of Credit(5)(12)	1,035,000	983,250
210 Bear Hill Rd.	publishing	(9.8%, Due 6/2009)
Suite 400		Senior Term Debt(5)	2,687,500	2,418,750
Waltham, MA 02451		(9.8%, Due 6/2011)
		Senior Term Debt(3)(5)	2,750,000	2,337,500
		(12.3%, Due 6/2011)
MediMedia USA Inc.	Service-healthcare and	Senior Term Debt(8)	1,074,835	1,075,667
26 Main Street, 1st Floor Chatham, NJ 07928	pharmaceutical marketing	(7.8%, Due 10/2013)

Meteor Holding Corporation	Manufacturing-bar code	Senior Term Debt(6)	997,500	1,002,488
Metrologic Instruments, Inc.	scanning and data	(8.1%, Due 12/2013)
Metrologic Instruments, Inc.	capture	Senior Subordinated Term Debt(6)	500,000	505,000
90 Coles Road		(11.8%, Due 12/2013)
Blackwood, NJ 08012-4683
Northern Contours	Manufacturing-veneer and	Senior Subordinated Term Debt(5)	7,000,000	7,026,250
Northern Contours of Kentucky, Inc.	laminate components	(12.3%, Due 5/2010)
Norcon Holding LLC
Norcon Lewis LLC
409 South Roberts Street Fergus Falls, MN 56537
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment	Line of Credit(13)	—	—
59 31st Street	centers	(9.6%, Due 12/2009)
Pittsburgh, PA 15201
		Senior Term Debt(5)	2,500,000	2,500,000
		(9.6%, Due 12/2011)
		Senior Term Debt(3)(5)	4,500,000	4,500,000
		(12.3%, Due 12/2011)
Precision Acquisition Group	Manufacturing-consumable	Equipment Note(14)	—	—
Holdings, Inc.	components for the aluminum	(9.8%, Due 10/2011)
Precision Asset Acquisition	industry	Senior Term Debt(5)	5,000,000	5,012,500
Company, LLC		(9.8%, Due 10/2010)
435 Burt Street		Senior Term Debt(3)(5)	4,200,000	4,210,500
Sistersville, WV 26175		(11.8%, Due 10/2010)
PROFITSystems Acquisition Co.	Service-design and develop	Line of Credit(15)	—	—
PROFITSystems, Inc.	ERP software	(9.6%, Due 7/2009)
422 E. Vermijo Avenue Suite 100		Senior Term Debt(5)	2,950,000	2,957,375
Colorado Springs, CO 80903		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,900,000	2,907,250
		(11.8%, Due 7/201)
Puerto Rico Cable	Service-telecommunications	Senior Subordinated Term Debt(5)(6)	7,805,906	7,794,524
Acquisition Company, Inc.		(11.6%, Due 1/2012)
996 Street San Roberto Reparto Loyola, Bo. Monacillos San Juan, PR 00926
Rally Parts, Inc.	Manufacturing-aftermarket	Senior Term Debt(8)	1,193,021	1,198,153
Motorsport Aftermarket Group, Inc. 2146 Michelson Drive, Suite B Irvine, CA 92612	motorcycle parts and accessories	(7.9%, Due 11/2013)
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(5)	3,000,000	2,925,000
16535 Southpark Drive		(9.8%, Due 1/2011)
Westfield, IN 46074		Senior Term Debt(4)(5)	3,000,000	2,910,000
		(12.3%, Due 1/2011)
RedPrairie Holding, Inc.	Service-design and develop	Senior Term Debt(6)	4,480,000	4,480,000
RedPrairie Corporation	supply chain software	(8.4%, Due 7/2012)
Blue Cube Software, Inc.		Senior Subordinated Term Debt(6)	3,000,000	3,030,000
20700 Swenson Drive Waukesha, WI 53186		(11.9%, Due 1/2013)
RiskMetrics Group Holdings, LLC	Service - develop risk and	Senior Term Debt(6)	2,000,000	2,012,500
One Chase Manhattan Plaza	wealth management solutions	(7.6%, Due 1/2014)
44th Floor		Senior Subordinated Term Debt(6)	500,000	507,500
New York, NY 10005		(10.6%, Due 7/2014)

RMK Acquisition Corporation	Service - vending services	Letter of Credit (8)	65,841	66,171
ARAMARK Corporation		(7.5%, Due 1/2014)
1101 Market Street		Senior Term Debt(8)	921,289	925,895
Philadelphia, PA 19107		(7.5%, Due 1/2014)
SCPH Holdings, Inc.	Manufacturing-underwater	Credit Facility(5)(16)	500,000	500,000
Sea Con Phoenix, Inc.	and harsh environment	(9.8%, Due 2/2008)
Phoenix Optix, Inc.	components	Senior Term Debt(5)	2,275,000	2,277,844
52 Airport Road		(10.3%, Due 2/2010)
Westerly, RI 02891		Senior Term Debt(3)(5)(20)	2,812,500	2,913,750
		(13.3%, Due 2/2010)
SCS Acquisition Corp.	Service-chemically treated	Senior Term Debt(5)(17)	5,625,000	5,632,031
(d/b/a Specialty Coatings Systems)	equipment distribution	(9.3%, Due 12/2011)
7645 Woodland Drive		Senior Term Debt(3)(5)(17)	6,550,000	6,558,188
Indianapolis, IN 46278		(11.3%, Due 12/2011)
Thibaut Acquisition Co.	Service-design and distribute	Credit Facility(5)(18)	500,000	500,000
480 Frelinghuysen Avenue	wall covering	(9.8%, Due 1/2011)
Newark, NJ 07114		Senior Term Debt(5)	3,062,500	3,066,328
		(9.8%, Due 1/2011)
		Senior Term Debt(3)(5)	3,000,000	3,003,750
		(12.3%, Due 1/2011)
Visual Edge Technology, Inc.	Service-office equipment	Senior Subordinated Term Debt(5)	5,000,000	3,750,000
Graphic Enterprises, Inc.	distribution	(13.3%, Due 8/2011)
Copeco, Inc.
3874 Highland Park NW North Canton, OH 44720
Wesco Holdings, Inc.	Service-aerospace parts and	Senior Term Debt(6)	2,525,125	2,518,750
	distribution
Wesco Aircraft Hardware Corp.		(7.6%, Due 9/2013)
27727 Avenue Scott		Senior Subordinated Term Debt(6)	2,272,298	2,295,000
Valencia, CA 91355		(11.1%, Due 3/2014)
Westlake Hardware, Inc.	Retail-hardware and variety	Senior Subordinated Term Debt(5)	15,000,000	14,943,750
WHI Holding Corp.		(12.6%, Due 1/2011)
14000 Marshall Dr. Lenexa, KS 66215
Winchester Electronics	Manufacturing-high bandwidth	Senior Term Debt(3)(5)	6,000,000	6,015,000
62 Barnes Industrial Road North Wallingford, CT 06492	connectors and cables	(12.3%, Due 6/2012)
WP Evenflo Group Holdings Inc.	Manufacturing-infant and	Senior Term Debt(6)	1,995,000	2,004,975
WP Evenflo Acquisition, Inc.	juvenile products	(7.8%, Due 2/2013)
707 Crossroads Court		Senior Subordinated Term Debt(6)	2,000,000	2,010,000
Vandalia, OH 45377		(11.3%, Due 2/2014)
Total:			$281,525,450	$280,242,688

          (1) We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

          (2) Percentage represents interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

          (3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

          (4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

          (5) Fair value was based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.

          (6) Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of March 30, 2007, from the respective originating syndication agent’s trading desk.

          (7) Investment valued at cost due to recent acquisition.

          (8) Investment valued at pending trade amount.

          (9) Availability under the credit facility totals $1,500,000. Borrowings of $450,000 were outstanding at March 31, 2007.

    (10) Availability under the credit facility totals $1,500,000. Borrowings of $200,000 were outstanding at March 31, 2007.

    (11) Remaining availability under the revolving credit facility totals $200,000, borrowings of $550,000 were outstanding at March 31, 2007. The company may borrow an additional $1,750,000 of the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval, borrowings of $500,000 were outstanding at March 31, 2007.

    (12) Availability under the credit facility totals $2,000,000. Borrowings of $1,035,000 were outstanding at March 31, 2007.

    (13) Availability under the credit facility totals $500,000. There were no borrowings outstanding at March 31, 2007.

    (14) The company may borrow up to $1,000,000 for purposes of acquiring equipment. There were no borrowings outstanding at March 31, 2007.

    (15) Availability under the credit facility totals $1,250,000. There were no borrowings outstanding at March 31, 2007.

    (16) Availability under the credit facility totals $500,000. Borrowings of $500,000 were outstanding at March 31, 2007.

    (17) The company may borrow up to an additional $875,000 to finance capital expenditures.

    (18) Availability under the credit facility totals $1,000,000. Borrowings of $500,000 were outstanding at March 31, 2007.

    (19) Includes a success fee with a $180,800 fair value and no cost basis.

    (20) Includes a success fee with a $94,219 fair value and no cost basis.

Set forth below is a brief description of the single portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investment in this company, we are exposed to a greater degree to the risks associated with this company.

Sunshine Media Holdings Corp.

In May 2007, we loaned $27.8 million to Sunshine Media Holdings Corp. and its subsidiaries, which we refer to collectively as Sunshine. The investment consists of a three-year revolving line of credit with an available capacity of $3 million; a five-year senior term loan in the amount of $17 million; and a five-year senior subordinated term loan in the amount of $10 million. Amounts outstanding on the revolving line of credit are due in full at its maturity, which is May 14, 2010. The senior term loan is to be repaid over the life of the loan through annual payments equal to 50% of Sunshine’s excess cash flow (as defined in the note), if any, with the remaining balance due at its maturity, which is May 14, 2012. The senior subordinated term loan is due in full at its maturity, which is May 14, 2012. The interest rate for the revolving line of credit and senior term loan is LIBOR plus 4% with a floor of 9%. The interest rate on the senior subordinated loan is LIBOR plus 6.5% with a floor of 11.5%. The senior subordinated loan also includes a provision for a 2.5% exit fee, which is payable upon repayment of the loan.

Sunshine is a Phoenix-based publisher of regional trade magazine and custom publications. The company publishes 186 regional publications under the MD News, Doctor of Dentistry, Builder/Architect, and Real Estate Executive brands. Additionally, the company also produces 135 sponsored, custom publications for the community hospital market.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Sunshine’s business. In particular, Sunshine has significant exposure to advertising cyclicality. Advertising spending is a leading indicator of general economic health, and more than half of Sunshine's revenues are advertising-based. Additionally, approximately one-third of Sunshine's publications cover the real estate and construction industry. There is a risk that poor performance of Sunshine's end market could impact spending on advertising and sponsorships, which could have a material adverse impact on Sunshine and the value of our investment in Sunshine.

Sunshine’s principal executive offices are located at 8283 N. Hayden Rd., Scottsdale, Arizona 85258.

Subsequent Portfolio Activity

Subsequent to March 31, 2007, we sold either outright or to our affiliate Gladstone Investment approximately $16.9 million of syndicated loan participations via an independent broker and were repaid in full on one loan origination investment of approximately $5.6 million and received a success fee of approximately $195,000. Sales to Gladstone Investment were made in reliance on Rule 17a-7 of the 1940 Act. The proceeds from the sales were used to reduce our borrowings on our line of credit. We also funded approximately $118.0 million of loan originations, including our investment in Sunshine discussed above, as well as the acquisition of a portfolio of loans to 16 different print and broadcast media companies of approximately $62.6 million, increased our positions in certain syndicate investments by approximately $4.4 million, and funded approximately $1.4 million of lines of credit already held in our portfolio, for total aggregate funding of approximately $123.8 million.

Certain Subsidiaries

We have a wholly-owned small business investment company subsidiary, Gladstone SSBIC Corporation, which we refer to as SSBIC. SSBIC is neither regulated as an investment company or a business development company under the 1940 Act. Currently, less than 1% of our consolidated assets are invested in SSBIC, and SSBIC has not made any investments to date.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, seven of whom are not considered to be “interested persons” of Gladstone Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our articles of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

			Director	Expiration
Name	Age	Position	Since	of Term
Interested Directors
David Gladstone	65	Chairman of the Board and Chief Executive Officer(1)(2)	2001	2010
Terry Lee Brubaker	63	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2001	2009
George Stelljes III	45	President, Chief Investment Officer and Director(1)	2003	2008
Independent Directors
Anthony W. Parker	61	Director(2)(3)	2001	2008
David A.R. Dullum	59	Director(3)	2001	2009
Michela A. English	57	Director(3)	2002	2008
Paul W. Adelgren	64	Director(*3)(4)	2003	2010
Maurice W. Coulon	64	Director(*3)(4)(5)	2003	2009
John H. Outland	61	Director(5)	2003	2010
Gerard Mead	63	Director(5)	2005	2009

(1)          Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)          Member of the executive committee.

(3)          Member of the audit committee.

(4)          Member of the ethics, nominating, and corporate governance committee.

(5)          Member of the compensation committee.

*                    Alternate member.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Harry T. Brill, Jr.	60	Chief Financial Officer
Gary Gerson	42	Treasurer

Independent Directors (in alphabetical order)

Paul W. Adelgren.   Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Investment since June 2005. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

Maurice W. Coulon.   Mr. Coulon has served as a director since August 2003. Mr. Coulon has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Investment since June 2005. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

David A.R. Dullum.   Mr. Dullum has served as a director since August 2001. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Investment since June 2005. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. Mr. Dullum is also the president and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Michela A. English.   Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s

Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management.

Gerard Mead.   Mr. Mead has served as a director since January 2006. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead has served as a director of Gladstone Commercial and Gladstone Investment, since January 2006. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

John H. Outland.   Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003 and of Gladstone Investment since June 2005. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology.

Anthony W. Parker.   Mr. Parker has served as a director since August 2001. He has also been a director of Gladstone Investment since June 2005 and of Gladstone Commercial since August 2003. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchased medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years; from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

David Gladstone.   Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates Gladstone Investment, Gladstone Commercial and our Adviser. Prior to founding Gladstone Capital, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

Terry Lee Brubaker.   Mr. Brubaker has been our chief operating officer, secretary and a director since our inception. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as vice president, secretary, chief operating officer and as a director of Gladstone Investment since its inception. Mr. Brubaker has also served as president, chief operating officer, secretary and as a director of Gladstone Commercial since February 2003. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

George Stelljes III.   Mr. Stelljes has been our chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as our executive vice president from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser’s chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as president, chief investment officer and a director of Gladstone Investment since its inception. Mr. Stelljes has served as executive vice president and chief investment officer of Gladstone Commercial since February 2003. Prior to joining Gladstone Capital, Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Executive Officers Who Are Not Directors

Harry T. Brill, Jr.   Mr. Brill has served as our chief financial officer since May 2001 and served as treasurer from inception until April 2006. Mr. Brill has served as chief financial officer of our Adviser since its inception. Mr. Brill has also served as chief financial officer of Gladstone Commercial since February 2003 and as treasurer from inception until April 2006. Mr. Brill has also served as chief financial officer of Gladstone Investment since June 2005 and as treasurer from June 2005 until April 2006. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

Gary Gerson.   Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Investment and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our president and chief investment officer.

Director Independence

As required under The Nasdaq Global Select Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our outside counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The Nasdaq Global Select Market, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm and their respective affiliates, our Board of Directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, and Mr. Stelljes, our president and chief investment officer.

Committees of Our Board of Directors

Executive Committee.   Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker, and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The Executive Committee did not meet during the last fiscal year.

Audit Committee.   The members of the audit committee are Messrs. Parker and Dullum and Ms. English, and Messrs. Adelgren and Coulon serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The board has unanimously determined that all members and alternate members of the audit committee qualify as “audit committee financial experts” within the meaning of the SEC rules and regulations. In addition, the board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

Compensation Committee.   The members of the compensation committee are Messrs. Coulon, Outland and Mead, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our investment advisory and management agreement with our Adviser and our administration agreement with our Administrator to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

Ethics, Nominating, and Corporate Governance Committee.   The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings.   During the fiscal year ended September 30, 2006, each board member attended 75% or more of the aggregate of the meetings of the board and of the committees on which he or she served.

Compensation of Executive Officers and Directors

Executive Compensation

The following table shows, for the fiscal year ended September 30, 2006, certain information regarding options exercised by our three highest paid executive officers. No additional information has been provided with respect to our executive officers because our executive officers are employees of our Adviser and do not receive any direct compensation from us in the last fiscal year. We did not issue any stock options during the last fiscal year, and we terminated our 2001 Amended and Restated Equity Incentive Plan, which we refer to as the 2001 Plan, and all outstanding options under the 2001 Plan, on September 30, 2006 and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers. The 2001 Plan was terminated in connection with the effectiveness of the Amended Advisory Agreement, which provides for an incentive fee payable to our Adviser. Regulations promulgated by the SEC prohibit us, as a business development company, from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. Thus, in connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by our Board of Directors on April 11, 2006, we extended an offer to the then-current stock option holders to amend the terms of all outstanding stock options under the 2001 Plan to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the current stock option holders. Our Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the then-current stock option holders accepted the offer to amend the options, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated.

Aggregated Option Exercises in Fiscal 2006
and Value of Options at End of Fiscal 2006

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options FY-End ($)
Name	Exercise (#)	($)(1)	Vested	Unvested	Vested	Unvested
David Gladstone	406,666	3,171,994.80	0	0	$0.00	0.00
Terry Lee Brubaker	106,666	741,328.70	0	0	$0.00	0.00
George Stelljes III	150,000	615,009.00	0	0	$0.00	0.00

(1)          Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2006, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors.

Name of Person, Position	Aggregate Compensation from Gladstone Capital	Pension or Retirement Benefits Accrued as Part of Gladstone Capital Expenses	Securities Underlying Options	Total Compensation from Gladstone Capital Paid to Directors
Paul Adelgren	$15,000	$0	0	$15,000
Director
Maurice W. Coulon	$15,000	$0	0	$15,000
Director
David A.R. Dullum	$19,000	$0	0	$19,000
Director
Michela A. English	$19,000	$0	0	$19,000
Director
John H. Outland	$15,000	$0	0	$15,000
Director
Anthony W. Parker	$19,000	$0	0	$19,000
Director
Gerard Mead	$11,500	$0	0	$11,500
Director

During the last fiscal year, as compensation for serving on the Board of Directors, each of our non-employee directors received an annual fee of $10,000, $1,000 per board meeting attended, and an additional $1,000 for attending each committee meeting if such committee meeting took place on a day other than when the full board met. We reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the board. In the fiscal year ended September 30, 2006, the total cash compensation paid to non-employee directors was $113,500.

Effective with the December 2, 2005 stockholder approval of the Amended Advisory Agreement, we ceased granting stock options under the 2001 Plan. Prior to that time, in addition to the cash compensation described above, each of our non-employee directors was eligible to receive stock option grants under the 2001 Plan pursuant to an order of the SEC granted in January 2003. Under our prior director compensation program, each non-employee director received an option to purchase 10,000 shares of common stock at the time of appointment to the board, and received an additional grant of 10,000 shares of common stock at the time of each annual meeting of stockholders. No new options have been issued to our non-employee directors since our 2005 annual meeting of stockholders, and no new options will be granted as long as the Amended Advisory Agreement is in place. Because our directors will no longer receive stock options as additional compensation for their services, beginning in fiscal year 2007 we have adjusted the fees paid to non-employee directors to provide cash compensation in lieu of the compensation formerly provided to them through stock options. Each non-employee director is now entitled to receive an annual fee of $20,000, $1,000 per board meeting attended, and an additional $1,000 for attending each committee meeting if such meeting takes place on a day other than when the full board meets. In addition, the chairperson of the audit committee will receive an annual fee of $3,000, and the chairpersons of each of the compensation and ethics, nominating and corporate governance committees will receive annual fees of $1,000 for their additional services in these capacities.

Deferred Compensation Plan

On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan will provide our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

Advisory and Administration Agreements

During the fiscal year ended September 30, 2006, we were externally managed under a contractual investment advisory arrangement with our Adviser pursuant to which our Adviser was responsible for managing our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities include, but are not limited to: managing the investment and reinvestment of our assets, including identifying, evaluating, and structuring such investments; continuously reviewing, supervising and administering our investment program to determine in its discretion the securities to be purchased or sold and the portion of our assets to be held uninvested; offering to provide significant managerial assistance to the issuers of securities in which we are invested as required by the 1940 Act; arranging our debt financing; providing us with all required records concerning our Adviser’s efforts on our behalf; and providing regular reports to our board concerning our Adviser’s activities on our behalf. In return for providing such services, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. Based upon an analysis of publicly available information, the board believed that these fees were reasonable in light of our specialized investment program and in line with the customary external fees paid in the industry for mezzanine fund and subordinated debt funds that are externally managed and have in place an equity incentive plan.

On October 1, 2006 we entered into the Amended Advisory Agreement with our Adviser and the Administration Agreement with our Administrator. The Amended Advisory Agreement provides for an annual base management fee equal to 2% of our assets and an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay our Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The Amended Advisory Agreement also provides for a capital gains-based incentive fee, whereby our Adviser receives a fee equal to 20% of our realized capital gains (net of realized capital losses and unrealized capital depreciation). Under the Administration Agreement, we pay separately for our allocable portion of our Administrator’s overhead expenses in performing its obligations, including, but not limited to, rent, and our allocable portion of the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, controller and their respective staff. Based on an analysis of publicly available information, the board believes that the terms and the fees payable under both the Amended Advisory Agreement and the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

David Gladstone, Terry Lee Brubaker, George Stelljes III, Harry Brill and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Amended Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser, its officers and its directors have a material interest in the terms of these agreements.

Loans

At March 31, 2007, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer of ours. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill, were expressly exempted from this prohibition. In addition, these loans meet the requirements set forth in Section 57(j) of the 1940 Act.

Also at March 31, 2007, we had two loans outstanding in the principal amounts of $275,010 and $474,990, respectively, to Laura Gladstone, a managing director of ours and the daughter of our chief executive officer, Mr. Gladstone. These loans were extended in connection with the exercise of stock options under the 2001 Plan by Ms. Gladstone, and were made on terms available to all eligible participants of the 2001 Plan. The interest rates on the loans are 4.9% and 8.26%, respectively, and the outstanding principal amounts of each loan are due and payable in cash on August 23, 2010 and July 13, 2015, respectively. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from these loans.

Indemnification

In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

License Agreement

We have entered into a license agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. Under this agreement, we have the right to use the “Gladstone” name and the Diamond G logo for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the “Gladstone” name or the Diamond G logo.

The license agreement requires us to pay to our Adviser a royalty fee of $1 per quarter for the use of the “Gladstone” name and the Diamond G logo. The amount of the licensing fee is to be negotiated every year by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that our Adviser is no longer our adviser.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 15, 2007 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

				Aggregate Dollar
				Range of Equity
			Beneficial Ownership(1)	Securities of all
			Dollar Range of	Funds by
			Equity Securities	Directors and
			of the Company	Executive Officers
			Owned	in Family of
	Number of	Percent of	by Directors and	Investment
Name and Address	Shares	Total	Executive Officers(2)	Companies(2)(3)
Executive Officers and Directors:
David Gladstone(4)	1,003,942	7.03%	Over $100,000	Over $100,000
Terry Lee Brubaker(5)	196,024	1.38%	Over $100,000	Over $100,000
George Stelljes III	4,080	*	$50,001 – $100,000	Over $100,000
Harry T. Brill, Jr.(6)	10,500	*	Over $100,000	Over $100,000
Gary Gerson	0	*	None	$10,001 – $50,000
Anthony W. Parker	4,194	*	$50,001 – $100,000	Over $100,000
David A.R. Dullum	2,037	*	$10,001 – $50,000	Over $100,000
Michela A. English	2,500	*	$50,001 – $100,000	Over $100,000
Paul Adelgren	1,015	*	$10,001 – $50,000	$10,001 – $50,000
Maurice Coulon	0	*	None	$10,001 – $50,000
John H. Outland	1,000	*	$10,001 – $50,000	$50,001 – $100,000
Gerard Mead	822	*	$10,001 – $50,000	$10,001 – $50,000
All executive officers and directors as a group (12 persons)	1,226,114	8.6%	n/a	n/a

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,249,683 shares outstanding on June 15, 2007.

(2)          Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of June 15, 2007, times the number of shares beneficially owned.

(3)          Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Investment, our affiliate and a business development company, and Gladstone Commercial, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)          393,334 of these shares of common stock are pledged to us as security for a promissory note issued in connection with Mr. Gladstone’s acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Gladstone retains voting power with respect to these shares.

(5)          177,500 of these shares of common stock are pledged to secure indebtedness incurred for their acquisition, including 93,334 shares that are pledged to us as security for a promissory note issued in connection with Mr. Brubaker’s acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brubaker retains voting power with respect to these shares.

(6)          10,000 of these shares of common stock are pledged to us as security for a promissory note issued in connection with the acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brill retains voting power with respect to these shares.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on The Nasdaq Global Select Market or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.

In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, financial institutions, and those who hold our common stock as part of a straddle, conversion or other risk-reduction strategy. This summary assumes that investors hold our common stock as capital assets. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

Taxation of the Company

In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•       Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership, and

•       Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC.   If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC.   If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the OID that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through March 31, 2007, we incurred no OID income.

Taxation of Our U.S. Stockholders

Distributions.   For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a nontaxable return of the stockholder’s tax basis in his or her shares of our common stock and any distributions in excess of the stockholder’s tax basis in such shares will be treated as gain from the sale of such shares. Although distributions constituting a return of the stockholder’s tax basis may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon sale of our shares. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to “qualified dividend income.” If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividend satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a stockholder participates in our dividend reinvestment plan (see “Dividend Reinvestment Plan”), any distributions reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the distribution in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of our Shares.   A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (  i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Capital losses are subject to limitations on use for both corporate and noncorporate stockholders.

Backup Withholding.   We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public shareholders and from other sources to invest in long-term private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to the following:

(1)         Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)           is organized under the laws of, and has its principal place of business in, any State or States in the United States;

(b)          is not an investment company (other than a small business investment company wholly owned by the business development company); and

(c)           satisfies one of the following:

(i)             it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)         it is controlled by the business development company and for which an affiliate of the business development company serves as a director;

(iii)     it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv)       it does not have any class of securities listed on a national securities exchange.

(2)         Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)         Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Securities of public companies are generally not qualifying assets unless they were acquired in a distribution or in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

Asset Coverage

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of outstanding shares of preferred stock, if any, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Fundamental Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. For a fuller explanation of the regulatory framework in which we operate, see “Business-Regulation as a Business Development Company.” The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time we effect a transaction, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

We will at all times endeavor to conduct our business so as to retain our status as a RIC under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Our business plan is dependent upon external financing which may expose us to risks associated with leverage.”

We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate, or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (ii) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies, or (iii) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is currently designated as common stock. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol “GLAD.”

Preferred Stock

Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF
OUR ARTICLES OF INCORPORATION AND BYLAWS

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our Board of Directors and our board is currently divided into three classes two of which have three directors and one of which has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder’s own nominees.

Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us prior to the first anniversary of the previous year’s annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendment of Articles of Incorporation and Bylaws

Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our Board of Directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek non-monetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York. The address of the custodian is 30 Broad Street, New York, NY 10005. Securities held through our wholly-owned subsidiary, Gladstone Business Loan, LLC, are held under a custodian agreement with The Bank of New York Trust Company, N.A., which acts as collateral custodian pursuant to Gladstone Business Loan’s credit facility with Deutsche Bank AG and certain other parties. The address of the custodian is 2 North LaSalle St., Suite 1020, Chicago, Illinois 60602. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 100 Church Street, 14th Floor, New York, New York 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2006 and 2005 and for each of the three years in the period ended September 30, 2006 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of September 30, 2006 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2006, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2006.

Our management’s assessment of the effectiveness of our internal control over financial reporting as of September 30, 2006 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

We have completed integrated audits of Gladstone Capital Corporation’s 2006 and 2005 consolidated financial statements and of its internal control over financial reporting as of September 30, 2006, and audits of its 2004 consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). Our opinions, based on our audits, are presented below.

Consolidated financial statements and financial statement schedules

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) at September 30, 2006 and September 30, 2005, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2006 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Internal control over financial reporting

Also, in our opinion, management’s assessment, included in Management’s Annual Report on Internal Control over Financial Reporting appearing on page F-2, that the Company maintained effective internal control over financial reporting as of September 30, 2006 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2006, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management’s assessment and on the effectiveness of the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, Virginia
December 6, 2006

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30,	September 30,
	2006	2005
ASSETS
Investments at fair value (Cost 9/30/2006: $216,202,986; 9/30/2005: $205,375,554)	$217,642,750	$200,846,763
Cash and cash equivalents	731,744	503,776
Interest receivable—investments in debt securities	1,394,942	1,406,212
Interest receivable—employees	37,396	27,067
Due from custodian	3,587,152	2,624,074
Deferred financing fees	145,691	70,000
Prepaid assets	226,747	177,848
Due from employees	1,803,283	—
Other assets	213,510	137,354
TOTAL ASSETS	$225,783,215	$205,793,094
LIABILITIES
Accounts payable	$4,072	$21,893
Interest payable	247,530	183,707
Fees due to Adviser	240,363	391,322
Borrowings under lines of credit	49,993,000	53,034,064
Withholding taxes payable	1,803,283	—
Accrued expenses and deferred liabilities	721,287	350,665
Funds held in escrow	203,193	200,760
TOTAL LIABILITIES	53,212,728	54,182,411
NET ASSETS	$172,570,487	$151,610,683
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized and 12,305,008 and 11,303,510 shares issued and outstanding, respectively	$12,305	$11,304
Capital in excess of par value	181,270,565	164,610,873
Notes receivable—employees	(10,248,308)	(8,745,781)
Net unrealized appreciation (depreciation) on investments	1,439,764	(4,528,791)
Unrealized depreciation on derivative	(253,716)	(253,747)
Realized (loss) gain on sale of investments	(861,695)	42,250
Realized gain on settlement of derivative	15,014	—
Accumulated undistributed net investment income	1,196,558	474,575
TOTAL NET ASSETS	$172,570,487	$151,610,683
NET ASSETS PER SHARE	$14.02	$13.41

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

Company(1)	Industry	Investment(2)	Cost	Fair Value
ActivStyle Acquisition Co.	Service—medical products	Line of Credit(16)	$—	$—
ActivStyle, Inc.	distribution	(9.6%, Due 7/2009)
		Senior Term Debt(5)	3,200,000	3,200,000
		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,500,000	2,500,000
		(11.8%, Due 7/2011)
Advanced Homecare	Service—home health nursing	Senior Subordinated Term Debt(5)(6)	5,000,000	5,000,000
Management, Inc.	services	(11.33%, Due 12/2013)
Allied Extruders, LLC	Manufacturing—polyethylene	Senior Real Estate Term Debt	1,000,000	1,000,000
P&O Packaging Acquisition LLC	film	(9.8%, Due 3/2011)
		Senior Term Debt(3)(5)	8,000,000	8,030,000
		(11.3%, Due 3/2011)
Badanco Acquisition Corp.	Manufacturing—luggage	Senior Term Debt(5)	5,145,019	5,157,881
		(10.8%, Due 2/2010)
		Senior Term Debt(3)(5)	8,585,125	8,628,051
		(13.8%, Due 2/2010)
Benetech, Inc.	Service & Manufacuring—dust	Senior Term Debt(5)	2,112,500	2,144,187
	management systems for the	(10.3%, Due 5/2009)
	coal and electric utility	Senior Term Debt(3)(5)	3,046,875	3,107,813
	industries	(13.3%, Due 5/2009)
Bresnan Communications, LLC	Service—telecommunications	Senior Term Debt(6)	1,002,115	997,500
		(7.2%, Due 9/2013)
		Senior Subordinated Term Debt	1,511,554	1,533,750
		(9.9%, Due 3/2014)
Consolidated Bedding, Inc.	Manufacturing—mattresses	Senior Subordinated Term Debt(5)	2,438,359	2,306,991
		(14.4%, Due 3/2009)
Country Road Communications LLC	Service—telecommunications	Senior Subordinated Term Debt(5)(6)	5,961,594	6,015,000
Country Road Management, Inc.		(13.3%, Due 7/2013)
Defiance Stamping Company	Manufacturing—trucking parts	Senior Term Debt(3)(5)	6,325,000	6,332,906
		(13.3%, Due 4/2010)
Doe & Ingalls Management LLC	Distributor—specialty	Senior Term Debt(5)	4,700,000	4,723,500
Doe & Ingalls of North	chemicals	(9.8%, Due 11/2010)
Carolina Operating LLC		Senior Term Debt(3)(5)	4,500,000	4,516,875
Doe & Ingalls of Florida Operating LLC		(13.3%, Due 11/2010)
Doe & Ingalls of Virginia Operating LLC
Express Courier International, Inc.	Service—ground delivery and	Line of Credit(7)	—	—
	logistics	(9.6%, Due 6/2009)
		Senior Term Debt(5)	4,700,000	4,700,000
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)	3,950,000	3,950,000
		(11.8%, Due 6/2011)
Finn Corporation	Manufacturing—landscape	Common Stock Warrants	37,000	709,431
	equipment
FR X Ohmstede Holdings, LLC	Service & Manufacuring—heat	Senior Term Debt(6)	3,000,000	3,026,250
FR X Ohmstede Acquisitions Co.	exchangers	(8.5%, Due 8/2013)
		Senior Subordinated Term Debt(6)	3,012,369	3,030,000
		(12.5%, Due 8/2014)
Global Materials Technologies, Inc.	Manufacturing—steel wool	Senior Term Debt(3)(5)	$5,300,000	$5,233,750
	products and metal fibers	(14.3%, Due 11/2009)
It’s Just Lunch International, LLC	Service—dating service	Line of Credit(12)(5)	200,000	199,500
		(9.2%, Due 6/2009)
		Senior Term Debt(13)(5)	3,300,000	3,291,750
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(14)	—	—
		(11.8%, Due 6/2011)
John Henry Holdings, Inc.	Manufacturing—packaging	Senior Subordinated Term Debt(6)	8,000,000	8,000,000
Multi Packaging Solutions, Inc.	products	(12.5%, Due 6/2011)

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2006

LocalTel, Inc.	Service—yellow pages	Line of Credit(5)(15)	$350,000	$343,000
	publishing	(9.8%, Due 6/2009)
		Senior Term Debt(5)	2,687,500	2,633,750
		(9.8%, Due 6/2011)
		Senior Term Debt(3)(5)	2,750,000	2,695,000
		(12.3%, Due 6/2011)
Mistras Holdings Corp.	Service & Manufacturing—	Senior Term Debt(3)(5)	9,499,999	9,737,499
	nondestructive testing	(11.5%, Due 8/2008)
	instruments, systems	Senior Term Debt(4)(5)(18)	5,250,001	5,620,124
	and services	(12.5%, Due 8/2008)
Network Solutions LLC	Service—internet domain registry and host	Senior Term Debt(6) (10.4%, Due 1/2012)	4,464,358	4,499,747
Northern Contours	Manufacturing—veneer and	Senior Subordinated Term Debt(5)	7,000,000	7,017,500
Northern Contours of Kentucky, Inc.	laminate components	(12.3%, Due 5/2010)
Norcon Holding LLC
Norcon Lewis LLC
PROFITSystems Acquisition Co.	Service—design and develop	Line of Credit(17)	—	—
PROFITSystems, Inc.	ERP software	(9.6%, Due 7/2009)
		Senior Term Debt(5)	3,100,000	3,100,000
		(9.6%, Due 7/2011)
		Senior Term Debt(5)	2,900,000	2,900,000
		(11.8%, Due 7/201)(3)
Puerto Rico Cable	Service—telecommunications	Senior Subordinated Term Debt(5)(6)	7,813,274	7,775,183
Acquisition Company, Inc.		(11.6%, Due 1/2012)
QCE, LLC (d/b/a Quiznos Corp.)	Service—restaurant franchisor	Senior Term Debt(6)	3,010,713	2,977,538
		(7.6%, Due 5/2013)
		Senior Term Debt(3)(6)	3,045,560	3,033,750
		(11.1%, Due 11/2013)
RCS Management Holding Co.	Service—healthcare supplies	Senior Term Debt(3)(5)	3,000,000	3,003,750
		(9.8%, Due 1/2011)
		Senior Term Debt(4)(5)	3,000,000	3,003,750
		(12.3%, Due 1/2011)
RedPrairie Holding, Inc.	Service—design and develop	Senior Term Debt(6)	3,990,000	3,990,000
RedPrairie Corporation	supply chain software	(8.4%, Due 7/2012)
Blue Cube Software, Inc.		Senior Subordinated Term Debt(6)	2,000,000	2,005,000
		(11.9%, Due 1/2013)
SCPH Holdings, Inc.	Manufacturing—underwater	Credit Facility(8)	—	—
Sea Con Phoenix, Inc.	and harsh environment	(9.8%, Due 2/2007)
Phoenix Optix, Inc.	components	Senior Term Debt(5)	2,625,000	2,631,563
		(10.3%, Due 2/2010)
		Senior Term Debt(3)(5)	2,887,500	2,898,328
		(13.3%, Due 2/2010)
SCS Acquisition Corp.	Service—chemically treated	Senior Term Debt(3)(5)(9)	6,250,000	6,257,812
	equipment distribution	(9.3%, Due 12/2011)
		Senior Term Debt(3)(5)(10)	6,568,750	6,576,961
		(11.3%, Due 12/2011)
Thibaut Acquisition Co.	Design and Disbtribution—wall	Credit Facility(11)	—	—
	coverings	(9.8%, Due 1/2011)
		Senior Term Debt(5)	3,325,000	3,325,000
		(9.8%, Due 1/2011)
		Senior Term Debt(3)(5)	3,000,000	3,000,000
		(12.3%, Due 1/2011)
Visual Edge Technology, Inc.	Service—office supplies	Senior Subordinated Term Debt(5)	5,000,000	4,987,500
Graphic Enterprises, Inc.	distribution	(13.3%, Due 8/2011)
Copeco, Inc.
Westlake Hardware, Inc.	Retail—hardware and variety	Senior Subordinated Term Debt(5)	15,000,000	14,981,250
WHI Holding Corp.		(12.6%, Due 1/2011)
Winchester Electronics	Manufacturing—high	Senior Term Debt(3)(5)	6,000,000	6,007,500
	bandwidth connectors and cables	(12.3%, Due 6/2012)
Xspedius Communications LLC	Service—telecommunications	Senior Subordinated Term Debt(5)	5,157,821	5,306,110
		(15.8%, Due 3/2010)
Total:			$216,202,986	$217,642,750

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2006

(1)          We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)          Percentage represents interest rates in effect at September 30, 2006 and due date represents the contractual maturity date.

(3)          Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)          Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)          Fair value was based on valuation prepared and provided by SPSE.

(6)          Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 30, 2006 from the respective originating syndication agent’s trading desk.

(7)          Availability under the credit facility totals $1,500,000. There were no borrowings outstanding at September 30, 2006.

(8)          Availability under the credit facility totals $500,000. There were no borrowings outstanding at September 30, 2006.

(9)          Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,375,000 at September 30, 2006.

(10)     Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,587,500 at September 30, 2006.

(11)     Availability under the credit facility totals $1,000,000. There were no borrowings outstanding at September 30, 2006.

(12)     Availability under the credit facility totals $750,000. Borrowings of $200,000 were outstanding at September 30, 2006.

(13)     The company may borrow an additional $500,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval.

(14)     The company may borrow an additional $2,250,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval.

(15)     Availability under the credit facility totals $3,000,000. Borrowings of $350,000 were outstanding at September 30, 2006.

(16)     Availability under the credit facility totals $1,500,000. There were no borrowings outstanding at September 30, 2006

(17)     Availability under the credit facility totals $1,250,000. There were no borrowings outstanding at September 30, 2006

(18)     Includes a success fee with a fair value of $742,000 and no cost basis.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2005

Company(1)	Industry	Investment(2)	Cost	Fair Value
Advanced Homecare Management, Inc.	Home health nursing services	Senior Subordinated Term Debt(6) (12.6%, Due 12/2010)	$7,500,000	$7,500,000
Allied Extruders, Inc.	Polyethylene film manufacturer	Senior Term Debt(3)	3,950,000	3,964,813
		(12.3%, Due 7/2009)
ARI Holdings, Inc.(11)(12)	Manufacturing—auto parts	Senior Term Debt	3,933,939	2,880,000
		(12.8%, Due 2/2008)
Badanco Acquisition Corp.	Manufacturing—luggage	Senior Term Debt(6)	6,615,019	6,615,019
		(9.2%, Due 2/2010)
		Senior Term Debt(3)(6)	8,650,000	8,650,000
		(12.2%, Due 2/2010)
Benetech, Inc.	Dust management systems for the	Senior Term Debt(6)	2,762,500	2,783,219
	coal and electric utility industries	(8.7%, Due 5/2009)
		Senior Term Debt(3)(6)	3,209,375	3,249,492
		(11.7%, Due 5/2009)
Consolidated Bedding, Inc.	Manufacturing—mattresses	Senior Subordinated Term Debt(6)	2,927,382	2,898,968
		(13.0%, Due 3/2009)
Country Road	Service—telecommunications	Senior Subordinated Term Debt	5,955,942	6,060,000
Communications LLC		(11.6%, Due 7/2013)
Country Road Management, Inc.
Coyne International Enterprises	Industrial services	Senior Term Debt(3)(5)(6)	6,375,052	6,367,083
		(13.0%, PIK 2%, Due 7/2007)
Defiance Stamping Company	Manufacturing—trucking parts	Senior Term Debt(3)	6,325,000	6,332,906
		(11.7%, Due 4/2010)
Finn Corporation	Manufacturing—landscape equipment	Senior Subordinated Term Debt(6) (13.0%, Due 2/2006)	10,500,000	7,350,000
		Common Stock Warrants	37,000	682,114
Gammill, Inc.	Designer and assembler of quilting	Senior Term Debt(6)	3,771,427	3,771,427
	machines and accessories	(9.5%, Due 12/2008)
		Senior Term Debt(3)(6)	4,690,625	4,667,172
		(12.0%, Due 12/2008)
Global Materials Technologies, Inc.	Manufacturing—steel wool	Senior Term Debt(3)(6)	5,500,000	5,486,250
	products and metal fibers	(13.0%, Due 11/2009)
Infor Global Solutions Ltd.	Enterprise application solutions	Senior Subordinated Term Debt(7)	6,821,250	7,070,000
		(11.0%, Due 4/2012)
John Henry Holdings, Inc.	Manufacturing—packaging	Senior Subordinated Term Debt(6)	7,067,923	7,064,500
	products	(11.0%, Due 6/2011)
Marcal Paper Mills, Inc.(12)	Manufacturing—paper products	Senior Subordinated Term Debt(6)	6,275,000	6,149,500
		(13.0%, Due 12/2006)
		First Mortgage Loan(5)	9,277,877	9,277,877
		(16%, PIK 1%, Due 12/2006)
Mistras Holdings Corp.	Nondestructive testing	Senior Term Debt(3)(6)	9,666,666	9,461,249
	instruments, systems	(10.5%, Due 8/2008)
	and services	Senior Term Debt(3)(6)	4,833,334	4,724,584
		(12.5%, Due 8/2008)
		Senior Term Debt(3)(6)	1,000,000	982,500
		(13.5%, Due 8/2008)
Northern Contours	Manufacturing—veneer and	Senior Subordinated Term Debt(8)	7,000,000	7,000,000
Northern Contours of Kentucky, Inc.	laminate components	(10.7%, Due 5/2010)
Norcon Holding LLC
Norcon Lewis LLC
Penn Engineering & Manufacturing Corp.	Manufacturing—fractional	Senior Subordinated Term Debt(8)	5,009,524	5,050,000
PN Merger Sub Inc.	horsepower engines	(10.0%, Due 5/2012)
PEM Holding Co.
Polar Corporation	Manufacturing—trailer parts	Senior Subordinated Term Debt(6)	8,609,566	8,627,500
		(10.3%, Due 6/2010)
Puerto Rico Cable Acquisition	Service—telecommunications	Senior Subordinated Term Debt	5,050,182	5,075,000
Company, Inc.		(10.3%, Due 1/2012)
Regency Gas Services LLC	Midstream gas gathering and	Senior Subordinated Term Debt(7)	5,029,188	5,037,500
	processing	(9.9%, Due 12/2010)

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2005

Santana Plastics	Manufacturing—polyethylene	Senior Term Debt(3)(6)	$6,000,000	$6,007,500
	bathroom partitions	(11.7%, Due 11/2009)
		Senior Term Debt(4)(6)
		(13.0%, Due 11/2009)	1,950,000	1,952,438
SCPH Holdings, Inc.	Manufacturing—underwater and	Credit Facility(9)	—	—
Sea Con Phoenix, Inc.	harsh environment components	(8.0%, Due 3/2006)
Phoenix Optix, Inc.		Senior Term Debt(3)(6)	3,237,500	3,241,547
		(8.7%, Due 2/2010)
		Senior Term Debt(6)	3,000,000	3,003,750
		(12.0%, Due 2/2010)
Survey Sampling	Service—telecommunications	Senior Subordinated Term Debt(6)	4,514,105	4,539,375
		(11.0%, Due 5/2012)
Tech Lighting LLC	Manufacturing—low voltage	Senior Subordinated Term Debt(6)	9,012,452	9,067,500
	lighting systems	(10.4%, Due 10/2010)
Visual Edge Technology, Inc.	Service—office supplies distribution	Senior Subordinated Term Debt	5,000,000	5,000,000
Graphic Enterprises, Inc.		(11.7%, Due 8/2011)
Copeco, Inc.
Woven Electronics Corporation	Custom electrical cable	Senior Term Debt(4)(6)(10)	8,344,999	8,776,435
	assemblies	(11.5%, Due 3/2009)
Xspedius Communications LLC	Service—telecommunications	Senior Subordinated Term Debt(6)	5,972,727	4,479,545
		(14.3%, Due 3/2010)
Total:			$205,375,554	$200,846,763

(1)          We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)          Percentage represents interest rates in effect at September 30, 2005 and due date represents the contractual maturity date.

(3)          Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)          Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)          Has some paid in kind (PIK) interest. Refer to Note 2 “Summary of Significant Accounting Policies.”

(6)          Fair value was based on valuation prepared and provided by SPSE.

(7)          Marketable securities are valued based on the bid price, as of September 30, 2005, from the respective originating syndication agent’s trading desk.

(8)          Investment was valued at cost due to recent acquisition.

(9)          Availability under the credit facility totals $500,000. There were no borrowings outstanding at September 30, 2005.

(10)     Includes a success fee with a $347,986 fair value and no cost basis.

(11)     Non-income producing at September 30, 2005.

(12)     Subsequent to September 30, 2005, the entire investment in the portfolio company was sold at the fair value reflected herein.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended September 30,
	2006	2005	2004
INVESTMENT INCOME
Interest income—investments	$25,646,746	$22,407,605	$18,176,617
Interest income—cash and cash equivalents	38,381	32,807	84,273
Interest income—notes receivable from employees	441,341	444,170	443,658
Fee income (Refer to Note 10)	—	—	1,118,106
Prepayment fees and other income	773,378	1,065,177	573,314
Total investment income	26,899,846	23,949,759	20,395,968
EXPENSES
Loan servicing (Refer to Note 12)	2,907,875	2,549,728	501,670
Management fee (Refer to Note 11)	1,266,875	1,359,643	—
Professional fees	548,326	725,336	579,599
Amortization of deferred financing fees	140,143	385,737	1,373,415
Interest expense	3,238,615	1,774,629	741,621
Stockholder related costs	303,709	220,445	140,090
Directors fees	116,212	101,843	112,210
Insurance expense	206,554	178,214	258,358
Salaries and benefits	—	—	2,554,490
Rent	—	—	139,399
Stock option compensation	285,318	—	—
Other expenses	484,722	235,861	702,341
Expenses before credit from Gladstone Management	9,498,349	7,531,436	7,103,193
Credit to management fee for fees collected by Gladstone Management (Refer to Note 11)	(2,051,000)	(1,077,100)	—
Total expenses net of credit to management fee	7,447,349	6,454,336	7,103,193
NET INVESTMENT INCOME BEFORE INCOME TAXES	19,452,497	17,495,423	13,292,775
Income tax expense	101,917	209,278	—
NET INVESTMENT INCOME	19,350,580	17,286,145	13,292,775
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized (loss) gain on sale of investments	(903,945)	29,750	12,500
Realized gain on settlement of derivative	15,014	—	—
Unrealized appreciation (depreciation) on derivative	31	(39,488)	(214,259)
Net unrealized appreciation (depreciation) on investments	5,968,555	(1,785,725)	(2,520,726)
Net gain (loss) on investments	5,079,655	(1,795,463)	(2,722,485)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,430,235	$15,490,682	$10,570,290
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$2.15	$1.37	$1.05
Diluted	$2.10	$1.33	$1.02
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	11,381,378	11,292,466	10,101,341
Diluted	11,615,922	11,609,146	10,344,388

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September,
	2006	2005	2004
Operations:
Net investment income	$19,350,580	$17,286,145	$13,292,775
Net realized (loss) gain on sale of investments	(903,945)	29,750	12,500
Realized gain on settlement of derivative	15,014	—	—
Unrealized appreciation (depreciation) on derivative	31	(39,488)	(214,259)
Net unrealized appreciation (depreciation) on investments	5,968,555	(1,785,725)	(2,520,726)
Net increase in net assets from operations	24,430,235	15,490,682	10,570,290
Capital transactions:
Distributions to stockholders	(18,628,597)	(17,109,668)	(12,578,583)
Tax return of capital to shareholders	—	—	(1,207,143)
Stock option compensation	285,318	—	—
Issuance of common stock under stock option plan	16,375,375	427,350	707,090
Repayment of principal on employee notes	189,943	843,997	103,252
Note receivable issued from sale of common stock	(1,692,470)	(157,100)	(549,990)
Issuance of common stock under shelf offering	—	—	24,855,525
Shelf offering costs	—	(111,233)	(476,168)
(Decrease) increase in net assets from capital share transactions	(3,470,431)	(16,106,654)	10,853,983
Total increase (decrease) in net assets	20,959,804	(615,972)	21,424,273
Net assets at beginning of year	151,610,683	152,226,655	130,802,382
Net assets at end of period	$172,570,487	$151,610,683	$152,226,655

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$24,430,235	$15,490,682	$10,570,290
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(135,954,879)	(143,794,006)	(86,267,500)
Principal repayments on investments	124,009,929	88,019,136	47,158,995
Proceeds from repurchase agreements	—	—	285,099,546
Repayment of repurchase agreements	—	(21,345,997)	(342,202,549)
Depreciation	—	—	24,356
Net amortization of premiums and discounts	(137,239)	(1,635)	2,036
Amortization of deferred financing fees	135,143	385,737	1,303,776
Stock compensation expense	285,318	—	—
Realized loss on investments	1,329,458	—	—
Unrealized (appreciation) depreciation on derivative	(31)	39,488	214,259
Change in net unrealized (appreciation) depreciation on investments	(5,968,555)	1,785,725	2,520,726
Decrease (increase) in interest receivable	941	(482,983)	201,259
(Increase) decrease in funds due from custodian	(963,078)	(1,420,995)	3,921
(Increase) decrease in prepaid assets	(48,897)	13,828	201,275
Decrease (increase) in due from affiliate	—	109,639	(67,508)
Decrease (increase) in other assets	(76,125)	(49,622)	33,188
(Decrease) increase in accounts payable	(17,822)	99,679	82,674
Increase in interest payable	63,823	—	—
Increase (decrease) in accrued expenses and deferred liabilities	370,622	(447,431)	(1,053,418)
(Decrease) increase in fees due to affiliate	(150,959)	277,811	—
Increase in funds held in escrow	2,433	200,760	—
Increase in investment balance due to payment in kind interest	(74,701)	(409,743)	(552,944)
Net cash provided by (used in) operating activities	7,235,616	(61,529,927)	(82,727,618)
CASH FLOWS FROM INVESTING ACTIVITIES:
Receipt of principal on notes receivable—employees	189,943	843,997	103,252
Sale of furniture & equipment, net	—	—	117,365
Net cash provided by investing activities	189,943	843,997	220,617
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common shares	—	—	24,379,357
Borrowings from the lines of credit	146,740,000	155,000,000	114,743,547
Repayments on the lines of credit	(149,781,064)	(142,709,483)	(74,000,000)
Distributions paid	(18,628,598)	(17,109,668)	(17,112,735)
Exercise of employee stock options	14,682,905	270,250	157,100
Deferred financing fees	(210,834)	(105,000)	(567,649)
Purchase of derivative	—	—	(304,000)
Shelf offering costs	—	(111,233)	—
Net cash (used in) provided by financing activities	(7,197,591)	(4,765,134)	47,295,620
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS(1)	227,968	(65,451,064)	(35,211,381)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	503,776	65,954,840	101,166,221
CASH AND CASH EQUIVALENTS, END OF PERIOD	$731,744	$503,776	$65,954,840
CASH PAID DURING PERIOD FOR INTEREST	$3,174,492	$1,662,309	$672,449
CASH PAID DURING PERIOD FOR INCOME TAXES	$—	$138,678	$—
NON-CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$1,692,470	$157,100	$549,990

(1)          Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2006	2005	2004
Per Share Data(1)
Net asset value at beginning of period	$13.41	$13.50	$12.97
Income from investment operations:
Net investment income(2)	1.70	1.53	1.32
Realized loss on sale of investments(2)	(0.08)	—	—
Net unrealized gain (loss) on investments(2)	0.53	(0.16)	(0.25)
Net unrealized loss on derivative(2)	—	—	(0.02)
Total from investment operations	2.15	1.37	1.05
Less distributions:
Distributions from net investment income	(1.64)	(1.52)	(1.25)
Tax return of capital distribution	—	—	(0.12)
Total distributions	(1.64)	(1.52)	(1.37)
Issuance of common stock under shelf offering	—	—	0.99
Issuance of common stock under stock option plan	1.19	0.02	0.01
Stock compensation expense	0.02	—	—
Repayment of principal on notes receivable	0.02	0.07	0.01
Dilutive effect of share issuance(6)	(1.13)	(0.01)	—
Offering costs	—	(0.02)	(0.16)
Net asset value at end of period	$14.02	$13.41	$13.50
Per share market value at beginning of period	$22.55	$22.71	$19.45
Per share market value at end of period	22.01	22.55	22.71
Total return(3)	5.21%	5.93%	24.40%
Shares outstanding at end of period	12,305,008	11,303,510	11,278,510
Ratios/Supplemental Data
Net assets at end of period	$172,570,487	$151,610,683	$152,226,655
Average net assets(7)	$155,867,538	$151,897,549	$130,385,129
Ratio of expenses to average net assets(4)	6.16%	5.10%	5.45%
Ratio of net expenses to average net assets(5)	4.84%	4.39%	5.45%
Ratio of net investment income to average net assets	12.42%	11.38%	10.20%
Portfolio turnover rate	9.01%	31.11%	19.11%

(1)           Based on actual shares outstanding at the end of the corresponding period.

(2)           Based on weighted average basic per share data.

(3)           Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4)           Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

(5)           Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and including income tax expense.

(6)           Represents the anti-dilutive impact of (i) the other components in the changes in net assets and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(7)           Average net assets are computed using the average balance of net assets at the end of each reporting month.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 1.   Organization

Gladstone Capital Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“the 1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

Gladstone Business Loan LLC (“Business Loan”), a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of holding the Company’s portfolio of loan investments. Gladstone Capital Advisers, Inc. is also a wholly-owned subsidiary. The financial statements of the subsidiaries are consolidated with those of the Company.

The Company is externally managed by Gladstone Management Corporation (“GMC” or “Adviser”), an unconsolidated affiliate of the Company.

Note 2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain amounts in the prior years’ financial statements have been reclassified to conform to the current year presentation with no effect to net increase in net assets resulting from operations.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of September 30, 2006 and September 30, 2005.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent’s trading desk. Debt and equity securities that are not publicly traded are valued at fair value. The Company’s Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of the Company’s debt securities rely on the opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). SPSE will only evaluate the debt portion of the Company’s investments for which it specifically requests evaluation, and may decline to make requested evaluations for any reason in its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with GMC’s supplemental assessment and recommendation regarding valuation of each of these investments. The Board of Directors then reviews whether GMC has followed its established procedures for determinations of fair value, and votes to accept or not accept the recommended valuation of the Company’s investment portfolio. The Company’s fair valuation procedures provide for valuation of non-convertible debt securities at cost plus amortized original issue discount plus paid in kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. The fair value of convertible debt, equity, success or exit fees or other equity like securities is determined based on the collateral, the issuer’s ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with the Company’s valuation policy without the input of SPSE during the specific quarter in which the investment closes. Because SPSE does not perform independent valuations of mortgage loans or equity securities, the Company also determines the fair value of these investments without the input of SPSE. The Company considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Conditional interest or a success fee is recorded when earned upon full repayment of a loan investment.

Paid in Kind Interest

The Company has loans in its portfolio which contain a paid in kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended September 30, 2006, September 30, 2005 and September 30, 2004, the Company recorded PIK income of $63,217, $394,985, and $553,409, respectively.

Fee Income

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The 1940 Act defines managerial assistance as the service made available to a portfolio company to provide “significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.” Prior to the start of fiscal year 2005, the

Company provided managerial assistance and other services to its portfolio companies through its wholly-owned subsidiary, Gladstone Capital Advisers, Inc. and therefore recorded managerial assistance and other fee revenue in connection with these activities. Effective October 1, 2004, the Company offers managerial assistance and other services to its portfolio companies through its external investment adviser, GMC. Neither the Company nor its external investment adviser, GMC, charges a fee for managerial assistance. However, in the past the Company and, since October 1, 2004, GMC, have provided other services to portfolio companies in addition to managerial assistance. These other services include a wide variety of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. GMC is charging for these services and is crediting the funds received from these other services to the Company as a credit against the investment advisory fee due from the Company under the investment advisory agreement. Such fees are normally paid in part at the time of signing a non-binding letter of intent, with the remainder paid upon completion of the services, and are generally non-recurring.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Stock Options

In December 2004, the Financial Accounting Standards Board (“FASB”) approved the revision of Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation, and issued the revised SFAS Statement No. 123(R), “Share-Based Payment.” SFAS No. 123(R) effectively replaces SFAS No. 123, and supersedes Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees” (APB 25)”. SFAS 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach.

Advisory Agreement with GMC

Since October 1, 2004, the Company has been externally managed pursuant to a contractual investment advisory arrangement with GMC, an unconsolidated affiliate of the Company and a registered investment adviser, under which GMC has directly employed all of the Company’s personnel and paid its payroll, benefits, and general expenses directly. The Company’s initial advisory agreement with GMC was in place through September 30, 2006 (the “Initial Advisory Agreement”). Pursuant to the Initial Advisory Agreement, the Company paid GMC an annual advisory fee of 1.25% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. GMC’s board of directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which the Company already has syndicated second lien participations. On October 1, 2006, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with GMC and an administration agreement (the “Administration Agreement”) with Gladstone Administration. (Please refer to Note 11. Advisory Agreement with GMC.)

GMC services the loans held by Business Loan, in return for which, GMC receives a 1.5% annual fee based on the monthly aggregate balance of loans held by Business Loan. Since the Company owns these loans, all loan servicing fees paid to GMC are also credited directly against the 2% management fee. These credits reduce the amount of the investment advisory fee. Under the advisory agreement, GMC also provides the managerial assistance and other services that the Company previously made available to its portfolio companies through its wholly-owned subsidiary Gladstone Capital Advisers, Inc. To the extent that GMC receives any fees directly from a portfolio company for such services, GMC credits these fees directly against the 2% management fee. Effective in April 2006, GMC’s board of directors voluntarily waived the advisory fee on a temporary basis by reducing the 1.25% annual fee to 0.5% per annum applicable only to the senior syndicated loans in which the Company already has a second lien position. Overall, the management fee due to GMC cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

In July 2003, the Company entered into an expense sharing arrangement with GMC that serves as the external adviser to Gladstone Commercial Corporation, a real estate investment trust, an affiliate. Under this expense sharing arrangement, GMC reimbursed Gladstone Capital Advisers for a portion of total payroll and benefits expenses (based on the percentage of total hours worked by each of the Company’s employees on Gladstone Commercial matters). GMC also reimbursed Gladstone Capital Advisers for its pro rata portion of all other general expenses (based on the percentage of total hours worked by all employees on Gladstone Commercial matters). GMC further passed its share of these expenses along to Gladstone Commercial under a separate advisory agreement. As a result of this expense sharing arrangement, certain expenses, such as rent and insurance, declined during the fiscal year ended September 30, 2004. Following the engagement of GMC on October 1, 2004, the first day of the 2005 fiscal year, GMC now directly employs all personnel and pays the payroll, benefits, and general expenses directly. Thus, the expense sharing arrangement between Gladstone Capital Advisers and GMC terminated upon the externalization of management on October 1, 2004.

The Company was self-managed and therefore did not incur management fees payable to third parties during the fiscal year ended September 30, 2004.

Property and Equipment

Property and equipment were carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. On July 1, 2004, the Company sold its fixed assets at net book value to GMC.

Federal Income Taxes

The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

Dividends

Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts.

The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax.

New Accounting Pronouncements

In October 2005, the Financial Accounting Standards Board (“FASB”) released FASB Staff Position No. FAS 123(R)-2 (“FSP FAS 123(R)-2”), “Practical Accommodation to the Application of Grant Date as Defined in FASB Statement No. 123(R).” FSP FAS 123(R)-2 provides guidance on the application of grant date as defined in Statement of Financial Accounting Standards (“SFAS”) No. 123(R). The FASB addresses the notion of “mutual understanding,” specifically that a mutual understanding shall be presumed to exist at the date the award is approved in accordance with the relevant corporate governance requirements if, the award is a unilateral grant and therefore the recipient does not have the ability to negotiate the terms and conditions of the award with the employer and, the key terms and conditions of the award are expected to be communicated to an individual recipient within a relatively short time period for the date of approval. The Company applied FSP FAS 123(R)-2 in conjunction with the adoption of SFAS No. 123(R) on October 1, 2005.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, a replacement of APB Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principle and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date of issuance. The Company is required to adopt the provisions of SFAS 154, as applicable, beginning in fiscal year 2007. The Company is currently evaluating the effect of this statement.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140” (SFAS No. 155). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company will be required to adopt SFAS No. 155 on October 1, 2006. The Company is currently evaluating the effect of this statement.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109,” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” This Statement shall be effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2006. The Company will adopt this Interpretation effective January 1, 2007. The Company does not expect that this pronouncement will have a material impact on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 applies broadly to securities and other types of assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within that fiscal year. The Company will be required to adopt SFAS No. 157 on October 1, 2008 and does not expect it to have a material impact on its consolidated financial statements since the Company currently values all portfolio investments at fair value.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (“SAB 108”). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC’s previous guidance in SAB No. 99, “Materiality,” on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. The Company does not expect that this pronouncement will have a material impact on its consolidated financial statements

Note 3.   Common Stock Transactions

Transactions in common stock were as follows:

	Common Stock
	Shares	Amount
Balance at September 30, 2003	10,081,844	$10,082
Issuance of Common Stock Under Shelf Offering	1,150,000	1,150
Issuance of Common Stock Under Stock Option Plan	46,666	47
Balance at September 30, 2004	11,278,510	$11,279
Issuance of Common Stock Under Stock Option Plan	25,000	$25
Balance at September 30, 2005	11,303,510	$11,304
Issuance of Common Stock Under Stock Option Plan	1,001,498	1,001
Balance at September 30, 2006	12,305,008	$12,305

The balance of common stock at September 30, 2006 does not include 5,000 shares resulting from the exercise of stock options on September 29, 2006 that were not issued by the Company’s transfer agent until October 1, 2006.

Note 4.   Stock Option Plan

Prior to its termination on September 30, 2006, the Company had in place the Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”). The Company had authorized 2,000,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan originally may have been exercised during a term not to exceed ten years from the date of grant. Only employees of the Company and its affiliates were eligible to receive incentive stock options and both employees and non-employee directors were eligible to receive nonstatutory stock options under the 2001 Plan.

Options granted under the 2001 Plan were either incentive stock options or nonstatutory stock options. The option exercise price was equal to the market price on the date of the grant. For the options granted during fiscal year 2006, all vested immediately, 2005, 3% vested immediately, 50% vested one year after the grant date and 47% vested on the second year anniversary of the grant date. For the options granted during fiscal year 2004, 50% vested after one year after the grant date and the remaining 50% vested on the second year anniversary of the grant date. Prior to the termination of the 2001 Plan, the vesting of all unvested stock options were accelerated on April 11, 2006.

In December 2004, the FASB issued SFAS No. 123 (revised 2004) (“SFAS No. 123(R)”) Share-based Payment. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB No. 25”). SFAS No. 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense will be recorded for the unvested portion of previously issued awards that remain outstanding at October 1, 2005 using the same estimate of the grant date fair value and the same attribution method used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-based compensation expense based on the fair value on the date of grant. Accordingly, prior period amounts have not been restated.

For the fiscal year ended September 30, 2006, the Company recorded stock option compensation expense for the cost of stock options issued under the 2001 Plan of $285,318. The Company’s expensing of stock options decreased both basic and diluted net increase to net assets resulting from operations per share by $0.03 and $0.02, respectively, for the fiscal year ended September 30, 2006. Additionally, SFAS No. 123(R) states that any potential tax benefits associated with incentive stock options should be recognized only at the time of settlement if those options settle through a disqualifying disposition. Thus, the related stock-based compensation expense must be treated as a permanent difference until that time which in turn, results in an increase to the Company’s effective tax rate. The Company does not record tax benefits associated with the expensing of stock options since the Company intends to qualify as a RIC under Subchapter M of the Code and as such the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders, provided that at least 90% of the taxable income is distributed.

The Company accounted for the issuance of stock options through the 2001 Plan in accordance with APB 25 during fiscal years 2005 and 2004. In connection with the externalization of the Company’s management, all of its officers and employees became direct employees of GMC as of October 1, 2004, the start of fiscal year 2005. However, these individuals continued to be eligible to receive stock options under the 2001 Plan. Effective October 1, 2004, the Company accounted for any options granted to employees of GMC, who qualify as leased employees of the Company under FIN 44, “Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25.”

Under the provisions of APB No. 25, the Company was not required to recognize compensation expense for the cost of stock options issued under the 2001 Plan. The following table illustrates the effect on net increase to net assets resulting from operations and net increase to net assets resulting from operations per share for the fiscal years ended September 30, 2005 and September 30, 2004, as if the Company had applied the fair value recognition provisions of SFAS No. 123, as amended by SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure”:

	Year Ended September 30,
	2005	2004
Net increase in net assets resulting from operations
As reported:	$15,490,682	$10,570,290
Deduct: Total stock-based compensation expense determined using the fair value based method for all awards	(297,391)	(1,687,199)
Pro forma net increase in net assets resulting from operations per share	$15,193,291	$8,883,091
As reported—basic	$1.37	$1.05
As reported—diluted	$1.33	$1.02
Pro forma—basic	$1.35	$0.88
Pro forma—diluted	$1.31	$0.86

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in the fiscal years ended September 30, 2006, 2005 and 2004.

Assumptions:	2006	2005	2004
Risk free interest rate	4.23%	3.41%	2.41%
Expected life	3 years	3 years	3 years
Expected volatility	23.00%	17.67%	16.91%
Expected dividend yield	7.65%	6.07%	6.67%

The weighted average per share fair value based on the Black-Scholes option pricing model of options granted during the fiscal years ended September 30, 2006, 2005 and 2004, were $1.89, $1.71, and $1.24, respectively.

A summary of the status of the Company’s 2001 Plan from September 30, 2004 through September 30, 2006 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding at September 30, 2004, of which 897,496 shares were exercisable	1,260,498	$17.44
Granted	74,500	$24.05
Exercised	(25,000)	$17.09
Forfeited	(2,000)	$22.55
Options outstanding at September 30, 2005, of which 1,307,998 shares are exercisable	1,307,998	$17.81
Granted	2,500	$21.17
Exercised	(1,006,498)	$16.27
Forfeited	(304,000)	$22.94
Options outstanding at September 30, 2006	—

A detailed summary of the stock options outstanding at fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 is presented in the following table:

Fiscal Year Ended	Range of Exercise Prices	Stock Options Outstanding	Weighted Average Remaining Contractual Life (Years)
September 30, 2006	—	—	—
September 30, 2005	$15.00 – $24.39	1,307,998	7.03
September 30, 2004	$15.00 – $22.84	1,260,498	7.88

During the fiscal year ended September 30, 2006, the Company issued 1,006,498 shares, 823,332 to executives and directors and 183,166 to ten employees pursuant to stock option exercises, in exchange for cash of $14,682,905 and four full recourse notes receivable of $1,692,470. During the fiscal year ended September 30, 2005, the Company issued 25,000 shares; 10,000 to a director and 15,000 to two employees pursuant to stock option exercises, in exchange for cash of $270,250 and one full recourse note receivable of $157,100. During the fiscal year ended September 30, 2004, the Company issued 46,666 shares of common stock to three employees pursuant to stock option exercises, in exchange for cash of $157,100 and two full recourse notes receivable of $549,990. These transactions were effected pursuant to the 2001 Plan, which allowed the Company to lend its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Interest is charged and paid on such loans at the market rate as determined based on individual financial positions.

On December 2, 2005, the Company held a special meeting of stockholders in which the stockholders voted to approve a proposal to enter into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with GMC and an administration agreement (the “Administration Agreement”) between the Company and Gladstone Administration LLC, a wholly-owned subsidiary of GMC.

The Amended Advisory Agreement includes an incentive advisory fee, and regulations promulgated by the SEC prohibit business development companies from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. Thus, in connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by the Board of Directors on April 11, 2006, the Company extended an offer to its then-current stock option holders to amend the terms of all outstanding stock options under the 2001 Plan to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the stock option holders. The Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee Directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the stock option holders accepted the tender offer, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated.

Note 5.   Commitments and Contingencies

At September 30, 2006, the Company was party to a signed and non-binding term sheet for one potential investment for $9.0 million and $7.2 million in four syndicate loan participations. The future scheduled contractual payments at September 30, 2006 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	$16,226,000	16,226,000	—	—	—
Total	$16,226,000	$16,226,000	$—	$—	$—

All prospective investments are subject to, among other things, the satisfactory completion of the Company’s due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. The Company has initiated its due diligence investigations of the potential borrowers, however there can be no guarantee that facts will not be discovered in the course of completing the due diligence that would render a particular investment imprudent or that any of these investments will actually be made.

At September 30, 2006, the Company had unpaid federal and state withholding taxes of $1,803,283 related to the exercise of non-qualified stock options during the third and fourth quarters of fiscal 2006. These withholding taxes were unfunded by the optionees at September 30, 2006 and as a result a corresponding receivable is recorded on the consolidated statements of assets and liabilities at September 30, 2006. During the first fiscal quarter of 2007 the Company remitted the entire tax withholding liability to the respective taxing authorities and it has received substantially all of the amounts due from the optionees.

Note 6.   Net Increase in Net Assets Resulting from Operations per Share

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the fiscal year ended September 2006, September 30, 2005, and September 30, 2004:

	Year ended September 30,
	2006	2005	2004
Numerator for basic and diluted net increase in net assets resulting from operations per share	$24,430,235	$15,490,682	$10,570,290
Denominator for basic weighted average shares	11,381,378	11,292,466	10,101,341
Dilutive effect of stock options	234,544	316,680	243,047
Denominator for diluted weighted average shares	11,615,922	11,609,146	10,344,388
Basic net increase in net assets resulting from operations per share	$2.15	$1.37	$1.05
Diluted net increase in net assets resulting from operations per share	$2.10	$1.33	$1.02

Note 7.   Related Party Transactions

The Company has provided loans to employees for the exercise of options under the 2001 Plan. The loans require the quarterly payment of interest at the market rate of interest in effect at the date of issue, have varying terms not exceeding nine years and have been recorded as a reduction of net assets. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the fiscal year ended September 30, 2006, the Company issued four loans to three employees for $1,692,470 for the exercise of stock options and received the full repayment of one loan that was issued in fiscal year 2002. During the fiscal year ended September 30, 2005, the Company issued a loan to one employee for $157,100 for exercise of stock options and received the full repayment of three loans that were issued during fiscal years 2001, 2003, and 2004. During the fiscal year ended September 30, 2004, the Company issued $549,990 in loans to two employees for the exercise of options and received the full repayment of a loan that was issued during fiscal year 2002. The Company recognized interest income from all employee stock option loans of $441,341, $444,170, and $443,658 during the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, respectively. The outstanding principal balances due on all employee stock option loans at September 30, 2006 and September 30, 2005 were $10,248,308 and $8,745,781, respectively.

On July 1, 2004, the Company sold its fixed assets at cost, net of accumulated depreciation to GMC.

Note 8.   Repurchase Agreement

A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

The Company had no outstanding repurchase agreement at September 30, 2006 or September 30, 2005. On September 29, 2004, the Company entered into a repurchase agreement (the “Repurchase Agreement”) with Ferris Baker Watts for $44,984,950. On September 30, 2004, this amount was reduced to $21,345,997 with the application of the net proceeds from the public offering of common stock. This remaining balance was settled on October 1, 2004. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $50,000,000, a carrying value of $49,984,950 that matured on October 7, 2004 and earned interest of $2,133. The interest rate on the Repurchase Agreement was 4.25% for a cost of $7,831.

Note 9.   Dividends

The following table illustrates the 2006 and 2005 fiscal year monthly dividends per share:

Fiscal Year	Record Date	Payment Date	Dividend per Share
2006	September 21, 2006	September 29, 2006	$0.140
	August 23, 2006	August 31, 2006	$0.140
	July 21, 2006	July 31, 2006	$0.140
	June 22, 2006	June 30, 2006	$0.135
	May 22, 2006	May 31, 2006	$0.135
	April 20, 2006	April 28, 2006	$0.135
	March 23, 2006	March 31, 2006	$0.135
	February 20, 2006	February 28, 2006	$0.135
	January 19, 2006	January 31, 2006	$0.135
	December 21, 2005	December 30, 2005	$0.135
	November 21, 2005	November 30, 2005	$0.135
	October 21, 2005	October 31, 2005	$0.135
		Annual Total:	$1.635
2005	September 22, 2005	September 30, 2005	$0.135
	August 23, 2005	August 31, 2005	$0.135
	July 21, 2005	July 29, 2005	$0.135
	June 16, 2005	June 30, 2005	$0.130
	May 13, 2005	May 27, 2005	$0.130
	April 15, 2005	April 29, 2005	$0.130
	March 18, 2005	March 31, 2005	$0.120
	February 11, 2005	February 28, 2005	$0.120
	January 14, 2005	January 28, 2005	$0.120
	December 17, 2004	December 30, 2004	$0.120
	November 17, 2004	November 30, 2004	$0.120
	October 18, 2004	October 29, 2004	$0.120
		Annual Total:	$1.515

Aggregate dividends declared and paid for the 2006 fiscal year were approximately $18.6 million which were declared based on an estimate of net investment income for the year. Net investment income, including realized gains exceeded dividends declared by approximately $0.2 million.

Aggregate dividends declared and paid for the 2005 fiscal year were approximately $17.1 million which were declared based on an estimate of net investment income for the year. Net investment income, including realized gains exceeded dividends declared by approximately $0.2 million.

Note 10.   Fee Income

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The 1940 Act defines managerial assistance as the service made available to a portfolio company to provide “significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.” Prior to the start of fiscal year 2005, the Company provided managerial assistance and other services to its portfolio companies through its wholly-owned subsidiary, Gladstone Capital Advisers, Inc. and therefore recorded managerial assistance and other fee revenue in connection with these activities. Effective October 1, 2004, the Company offers managerial assistance and other services to its portfolio companies through its external investment adviser, GMC. Neither the Company nor GMC currently charges a fee for managerial assistance. However, in the past the Company and, since October 1, 2004, GMC, have provided other services to portfolio companies in addition to managerial assistance. These other services include a wide variety of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. GMC is charging for these services and is crediting the funds received from these other services to the Company as a credit against the investment advisory fee due from the Company under the investment advisory agreement. Such fees are normally paid in part at the time of signing a non-binding letter of intent, with the remainder paid upon completion of the services, and are generally non-recurring. For the fiscal years ended September 30, 2006 and September 30, 2005, the Company recorded no revenue from fees since, as described above, these fees were remitted by the borrower directly to GMC. For the fiscal year ended September 30, 2004, these fees totaled $1,118,106.

While GMC began receiving all fees in connection with the Company’s investments as of October 1, 2004, such fees received by GMC are credited to the Company as a reduction of the advisory fee payable to GMC under the advisory agreement between the Company and GMC. For the fiscal years ended September 30, 2006 and September 30, 2005, GMC received $2,051,000 and $1,077,100, respectively, for fees for services rendered to portfolio companies. None of these fees were for managerial assistance even though GMC provided managerial assistance to many of the Company’s portfolio companies. Accordingly, the advisory fee payable by the Company to GMC for the fiscal year ended September 30, 2006 and September 30, 2005 were reduced by $2,051,000 and $1,077,100, respectively, in respect of these fees received by GMC.

Note 11.   Advisory Agreement with GMC

Since October 1, 2004, the Company has been externally managed pursuant to a contractual investment advisory arrangement with GMC, an unconsolidated affiliate of the Company and a registered investment adviser, under which GMC has directly employed all of the Company’s personnel and paid its payroll, benefits, and general expenses directly. The Company’s initial advisory agreement with GMC was in place through September 30, 2006 (the “Initial Advisory Agreement”). Pursuant to the Initial Advisory Agreement, the Company paid GMC an annual advisory fee of 1.25% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. GMC’s board of directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which the Company already has syndicated second lien participations. Under the Initial Advisory Agreement, the Company paid all of its direct expenses, including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance.

GMC services the loans held by Business Loan, in return for which GMC receives a 1.5% annual fee based on the monthly aggregate balance of loans held by Business Loan. Since the Company owns these loans, all loan servicing fees paid to GMC are also credited directly against the 2% management fee. These credits reduce the amount of the investment advisory fee and are shown above the direct credits line item in the table below. Under the advisory agreement, GMC also provides the managerial assistance and other services that the Company previously made available to its portfolio companies through its wholly-owned subsidiary Gladstone Capital Advisers, Inc. To the extent that GMC receives any fees directly from a portfolio company for such services, GMC credits these fees directly against the 2% management fee and these amounts are shown in the table below as a credit to the management fee. Overall, the management fee due to GMC cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. Because the Company was internally managed at all times prior to October 1, 2004, no management fee was recorded prior to that date.

The following tables set forth the quarterly computation of the management fee for the fiscal years ended September 30, 2006 and 2005 based on the quarterly increment of 0.50% (0.3125% quarterly advisory fee and 0.1875% quarterly administrative fee):

	September 30,		June 30,		March 31,	December 31,
	2006		2006		2006	2005
Fee:
Total assets at	$223,979,932	(f)	$207,265,095		$217,404,695	$211,823,244
Less: Senior syndicated loans subject to reduced fee	(11,011,616	)(a)	(3,018,897	)(a)	—
Less: Borrowings under line of credit at	—		—		—	(15,000,000	)(d)
Total assets subject to quarterly fee of 0.50% as of	212,968,316		204,246,198		217,404,695	196,823,244
Quarterly fee rate	0.50%		0.50%		0.50%	0.50%
Management fee before senior syndicated loan advisory fee	1,064,841		1,021,231		1,087,023	984,116
Total senior syndicated loan advisory fee at quarterly rate 0.125%	13,765	(b)	3,774	(b)	—	—
Gross management fee before loan servicing fee credit	1,078,606		1,025,005		1,087,023	984,116
Less: loan servicing fee from Business Loan	763,851		693,965		734,644	715,415
Management fee before credit:	314,755		331,040		352,379	268,701
Direct Credit to Management Fee:
Fee revenue recorded by GMC:	289,000		539,000		673,000	550,000
Net management fee for the three months ended(c):	$25,755		$(207,960)		$(320,621)	$(281,299)

	September 30,	June 30,	March 31,		December 31,
	2005	2005	2005		2004
Fee:
Total assets	$205,793,094	$209,320,463	$213,753,998		$194,085,591
Less: Borrowings under line of credit	—	—	(18,644,179	)(e)	(22,435,000	)(e)
Total assets subject to quarterly fee of 0.50% as of	205,793,094	209,320,463	195,109,819		171,650,591
Quarterly fee rate	0.50%	0.50%	0.50%		0.50%
Gross management fee before loan servicing fee credit	1,028,965	1,046,602	975,549		858,254
Less: loan servicing fee from Business Loan	745,263	687,971	585,542		530,952
Management fee before credit:	283,702	358,631	390,007		327,302
Direct Credit to Management Fee:
Fee revenue recorded by GMC:	100,000	240,600	450,000		286,500
Net management fee for the three months ended:	$183,702	$118,031	$(59,993)		$40,802

(a)           In April 2006, GMC’s board of directors waived on a temporary basis the annual advisory fee from 1.25% to 0.5% (0.125% quarterly) for those senior syndicated loans in which the Company also holds a syndicated second lien position.

(b)          This amount represents the reduced quarterly advisory fee applicable only to the senior syndicated loans.

(c)           If the amount presented is in parentheses it denotes the amount is due back to the Company from GMC; if the amount is positive, it indicates that the Company owes GMC the stated amount.

(d)          This amount represents borrowings under one of the Company’s lines of credit that were held in cash and cash equivalents as of December 31, 2005. The $15.0 million was to be used to fund a new loan investment, however the investment did not fund until January 2006. Solely for the purposes of calculating the amount of the management fee due to GMC, the Company treats any such amounts as “cash and cash equivalents pledged to creditors” under the terms of its advisory agreement with GMC. As a result, such amounts are deducted from its total assets for purposes of computing the asset base upon which the management fee is determined.

(e)           This amount represents borrowings under one of the Company’s lines of credit that were held in cash and cash equivalents as of March 31, 2005 and December 31, 2004, for the purpose of satisfying its asset diversification requirements under the Code. Solely for the purposes of calculating the amount of the management fee due to GMC, the Company treats any such amounts as “cash and cash equivalents pledged to creditors” under the terms of its advisory agreement with GMC. As a result, such amounts are deducted from the Company’s total assets for purposes of computing the asset base upon which the management fee is determined.

(f)             Excludes amounts due from employees in connection with tax withholdings related to the exercise of non-qualified stock options during the third and fourth quarters of fiscal 2006. (See Note 5)

On October 1, 2006, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with GMC and an administration agreement (the “Administration Agreement”) with Gladstone Administration. Under the Amended Advisory Agreement, the Company pays GMC an annual base management fee of 2% of its average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters, in addition to a two-part incentive fee. The first part of the incentive fee is an income-based incentive fee which rewards GMC if the Company’s quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company’s net assets (the “hurdle rate”). The Company will pay GMC an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), commencing on October 1, 2006, and will equal 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to GMC, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since its inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio.

GMC’s board of directors has agreed to waive, for the fiscal quarter ending December 31, 2006, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by GMC from the Company’s portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to GMC and credited under the Amended Advisory Agreement. In addition, the Company will continue to pay its direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses under the Amended Advisory Agreement.

Under the Amended Advisory Agreement, the Company pays separately for administrative services under the Administration Agreement. The Administration Agreement provides for payments equal to the Company’s allocable portion of Gladstone Administration’s overhead expenses in performing its obligations under the Administration Agreement, including but not limited to rent, and the Company’s allocable portion of the salaries and benefits expenses of its chief financial officer, chief compliance officer and controller and their respective staffs.

Note 12.   Lines of Credit

In June 2004, the Company entered into a $15.0 million line of credit agreement with Branch Banking and Trust Company (“BB&T Agreement”), which originally matured in June 2005 and had been extended through December 31, 2006. On June 22, 2006, the Company terminated the BB&T Agreement due to infrequent borrowings. Interest on outstanding borrowings was based upon the one month London Interbank Offered Rate (“LIBOR”) plus 2.5% per annum. The unused portion of the line of credit was subject to a fee of 0.2% per annum during the period in which the BB&T Agreement was outstanding.

Through Business Loan, the Company has a $150 million revolving credit facility (the “DB Facility) with Deutsche Bank AG, as administrative agent, pursuant to which Business Loan pledged the loans it holds to secure future advances by certain institutional lenders. The interest rate charged on the advances under the DB Facility is based on LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. In May 2006, the Company renewed its line of credit through May 25, 2007. In September 2006, the Company increased its capacity in the DB Facility from $100 million to $150 million. As of September 30, 2006, the outstanding principal balance under the DB Facility was approximately $50.0 million at an interest rate of 5.4%. Available borrowings are subject to various constraints imposed by Deutsche Bank AG, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At September 30, 2006, the remaining borrowing capacity available under the DB Facility was approximately $100.0 million.

The DB Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company’s credit and collection policies. The DB Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of September 30, 2006, Business Loan was in compliance with all of the facility covenants.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to the Company. At September 30, 2006, the amount due from custodian was $3,587,152 and at September 30, 2005, the amount due from custodian was $2,624,074.

Effective July 12, 2004, GMC, the Company’s affiliated external adviser also services the loans pledged under the DB Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that Management would comply fully with all of its obligations under the DB Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act. As of September 30, 2006, the Company was in compliance with all covenants under the performance guaranty. GMC services these loans for an annual fee of 1.5% of the monthly aggregate outstanding loan balance of the loans pledged under the DB Facility. Effective in April 2006, GMC’s board of directors voluntarily agreed to waive, on a temporary basis, the annual servicing fee rate for those senior syndicated loans in which the Company already has a second lien position to 0.5%. For the fiscal year ended September 30, 2006, the Company recorded loan servicing fees of $2,907,875 and owed $214,608 of unpaid loan servicing fees to GMC, recorded in fees due to affiliate. For the fiscal year ended September 30, 2005, the Company recorded loan servicing fees of $2,549,728. At September 30, 2005, the Company owed $207,619 of unpaid loan servicing fees to GMC, which are recorded in fees due to affiliate. For the fiscal year ended September 30, 2004, loan servicing fees were $501,670, which represented the period July 12, 2004 through September 30, 2004 as prior to July 12, 2004, the loans pledged under the DB Facility were serviced by Gladstone Capital Advisers, Inc., wholly-owned subsidiary of the Company.

Loan servicing fees received by GMC are credited to the Company’s advisory fee payable to GMC under the advisory agreement between the Company and GMC. Accordingly, the advisory fee payable by the Company to GMC for the fiscal year ended September 30, 2006 and September 30, 2005 was reduced by $2,907,875 and $2,549,728, respectively, in respect of these fees received by GMC.

Note 13.   Interest Rate Cap Agreement

Pursuant to the Deutsche Bank AG line of credit, the Company has an interest rate cap agreement that effectively limits the interest rate on a portion of the borrowings under the line of credit.

The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

In February 2004, the Company entered into an interest rate cap agreement with a notional amount of $35.0 million at a cost of $304,000. The interest rate cap agreement’s current notional amount is $16.4 million with a current fair value of $50,284 which is recorded in other assets on the Company’s consolidated balance sheet at September 30, 2006. At September 30, 2005, the interest rate cap agreement had a fair value of $50,253. The Company records changes in the fair value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company’s consolidated statement of operations. The interest rate cap agreement expires in February 2009. The agreement provides that the Company’s floating interest rate or cost of funds on a portion of the portfolio’s borrowings will be capped at 5% when the LIBOR rate is in excess of 5%. During the fiscal year ended September 30, 2006, the Company recorded $15,014 of income from the interest rate cap agreement recorded as a realized gain on the settlement of derivative on the Company’s consolidated statements of operations. The Company did not recognize any income from the interest rate cap agreement during the fiscal years ended September 30, 2005 and September 30, 2004.

Note 14.   Federal and State Income Taxes

The Company has historically operated, and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the individual companies of Gladstone Capital Corporation and Gladstone Business Loan LLC.

During the fiscal year ended September 30, 2006, the Company recorded $101,917 in tax expense in connection with penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

Gladstone Capital Advisers, Inc., a wholly-owned subsidiary of Gladstone Capital Corporation, is subject to federal and state income taxation on the income it has recorded such as fees received from portfolio companies resulting in aggregate federal and state income taxes of $209,278 during the fiscal year ended September 30, 2005.

Note 15.   Deferred Compensation Plan

The Company adopted a deferred compensation plan (the “401(k) Plan”) effective January 1, 2002 which permits an employee to defer the lesser of 75% of his or her total annual compensation or the applicable Internal Revenue Service (IRS) annual limit. As of September 30, 2004, the Company funded $50,630 in contributions to the 401(k) Plan. For the fiscal year ended September 30, 2004, the Company recorded $48,502 in expenses related to the 401(k) Plan. Effective October 1, 2004, GMC assumed sponsorship of the 401(k) Plan pursuant to a corporate resolution. There were no expenses incurred for the fiscal year ended September 30, 2006 or September 30, 2005 related to the 401(k) Plan.

Note 16.   Subsequent Events

Dividends

On October 10, 2006, the Company’s Board of Directors declared the following monthly dividends which it believes were and will be paid, as applicable, from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend per Share
October 10, 2006	October 23, 2006	October 31, 2006	$0.14
October 10, 2006	November 21, 2006	November 30, 2006	$0.14
October 10, 2006	December 20, 2006	December 29, 2006	$0.14

Amended Advisory Agreement and Administration Agreement

On October 1, 2006, the Company entered into the Amended Advisory Agreement with GMC, and the Administration Agreement with Gladstone Administration.

Under the terms of the Amended Advisory Agreement, GMC will continue to manage the investment and reinvestment of the Company’s assets, including identifying, evaluating, and structuring such investments; continuously review, supervise and administer the Company’s investment program to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held un-invested; offer to provide significant managerial assistance to the issuers of securities in which the Company is invested as required by the Investment Company Act of 1940, as amended; arrange debt financing for the Company; provide the Company with all required records concerning GMC’s efforts on behalf of the Company; and provide regular reports to the Company’s Board concerning GMC’s activities on behalf of the Company.

The Amended Advisory Agreement provides for an annual base management fee equal to 2% of the Company’s assets and an income-based incentive fee which will reward GMC if the Company’s quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of net assets. The agreement also provides for an annual capital gains-based incentive fee, whereby GMC will receive an annual fee equal to 20% of the Company’s realized capital gains (net of realized capital losses and unrealized capital depreciation since inception of the Company). These incentive fees are intended to replace the Company’s equity incentive plan and stock options, which have been terminated in connection with the Company’s entrance into the Amended Advisory Agreement and Administration Agreement.

Under the terms of the Administration Agreement, Administration will manage the Company’s day-to-day operations and administration, record keeping and regulatory compliance functions. The Company will pay separately for administrative services under the Administration Agreement, which payments will be equal to the Company’s allocable portion of Administration’s overhead expenses in performing its obligations under the Administration Agreement, including rent, and the Company’s allocable portion of the salaries and benefits expenses of its chief financial officer, chief compliance officer, controller and their respective staffs.

The Amended Advisory and Administration Agreements were approved by the Company’s stockholders at a special meeting on December 2, 2005.

Investment Activity

Subsequent to September 30, 2006, the Company extended $9.2 million in loans to Precision Inc., an industrial machinery components manufacturer, extended $975,000 in revolver borrowings to 2 existing portfolio companies and funded additional term loans of $1.0 million to 2 portfolio companies. The Company also purchased 12 syndicated loan participations for approximately $25.2 million.

Also subsequent to September 30, 2006, the Company received principal repayments of approximately $1,682,000 on 8 existing portfolio company loans. In addition, the Company received the full repayment of loans to Mistras Holdings Corp. and Xspedius Communications, LLC in the approximate amounts of $14.8 million and $5.2 million, respectively.

Note 17.   Selected Quarterly Data (Unaudited)

	Year Ended September 30, 2006
	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006	Quarter Ended June 30, 2006	Quarter Ended September 30, 2006
Total Investment Income	$6,030,319	$7,000,700	$6,522,816	$7,346,011
Net Investment Income	4,442,414	5,203,816	4,788,082	4,916,268
Net Increase in Net Assets Resulting From Operations	8,233,349	5,590,381	5,543,076	5,063,429
Basic Earnings per Weighted Average Common Share	$0.73	$0.49	$0.49	$0.44
Diluted Earning per Weighted Average Common Share	$0.71	$0.48	$0.48	$0.43

	Year Ended September 30, 2005
	Quarter Ended December 31, 2004	Quarter Ended March 31, 2005	Quarter Ended June 30, 2005	Quarter Ended September 30, 2005
Total Investment Income	$6,078,401	$5,886,529	$6,127,226	$5,857,603
Net Investment Income	4,677,404	4,431,258	4,372,426	3,805,057
Net Increase in Net Assets Resulting From Operations	4,944,948	4,275,378	3,934,153	2,336,203
Basic Earnings per Weighted Average Common Share	$0.44	$0.38	$0.35	$0.21
Diluted Earning per Weighted Average Common Share	$0.43	$0.37	$0.34	$0.20

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

	March 31,	September 30,
	2007	2006
ASSETS
Investments at fair value (Cost 3/31/2007: $281,525,450; 9/30/2006: $216,202,986)	$280,242,688	$217,642,750
Cash and cash equivalents	2,973,135	731,744
Interest receivable—investments in debt securities	2,116,813	1,394,942
Interest receivable—employees	45,359	37,396
Due from custodian	4,828,847	3,587,152
Deferred financing fees	50,466	145,691
Prepaid assets	241,088	226,747
Fees due from Adviser (Refer to Notes 4 and 5)	28,768	—
Due from employees	—	1,803,283
Other assets	488,790	213,510
TOTAL ASSETS	$291,015,954	$225,783,215
LIABILITIES
Accounts payable	$5,005	$4,072
Interest payable	528,736	247,530
Administration fee due to Administrator	168,766	—
Fees due to Adviser (Refer to Notes 4 and 5)	—	240,363
Borrowings under line of credit	120,300,000	49,993,000
Withholding taxes payable	—	1,803,283
Accrued expenses and deferred liabilities	486,330	721,287
Funds held in escrow	203,222	203,193
TOTAL LIABILITIES	121,692,059	53,212,728
NET ASSETS	$169,323,895	$172,570,487
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized and 12,249,683 and 12,305,008 shares issued and outstanding, respectively	$12,250	$12,305
Capital in excess of par value	179,782,427	181,270,565
Notes receivable—employees	(9,947,366)	(10,248,308)
Net unrealized appreciation on investments	(1,282,764)	1,439,764
Unrealized depreciation on derivative	(279,329)	(253,716)
Realized loss on sale of investments	(775,176)	(861,695)
Realized gain on settlement of derivative	37,807	15,014
Accumulated undistributed net investment income	1,776,046	1,196,558
TOTAL NET ASSETS	$169,323,895	$172,570,487
NET ASSETS PER SHARE	$13.82	$14.02

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2007
(UNAUDITED)

Company (1)	Industry	Investment(2)	Cost	Fair Value
ActivStyle Acquisition Co.	Service-medical products	Line of Credit(5)(9)	$450,000	$448,875
ActivStyle, Inc.	distribution	(9.6%, Due 7/2009)
		Senior Term Debt(5)	3,040,000	3,040,000
		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,500,000	2,500,000
		(11.9%, Due 7/2011)
Advanced Homecare	Service-home health nursing services	Senior Subordinated Term Debt(5)(6)	6,300,000	6,300,000
Management, Inc.		(11.8%, Due 12/2013)
Allied Extruders, LLC	Manufacturing-polyethylene	Senior Real Estate Term Debt	1,000,000	1,000,000
P&O Packaging Acquisition LLC	film	(9.8%, Due 3/2011)
		Senior Term Debt(3)(5)(19)	8,000,000	8,170,800
		(11.3%, Due 3/2011)
Anitox Acquisition Company	Manufacturing-preservatives	Senior Real Estate Term Debt	3,415,828	3,360,000
Anitox Holding, Inc.	for animal feed	(8.8%, Due 1/2012)
		Senior Term Debt(5)	2,750,000	2,750,000
		(9.6%, Due 1/2012)
		Senior Term Debt(3)(5)	2,750,000	2,750,000
		(11.8%, Due 1/2012)
Badanco Acquisition Corp.	Service-luggage design and	Senior Subordinated Term Debt (5)	9,750,000	9,762,188
	distribution	(12.1%, Due 7/2012)
Benetech, Inc.	Service & Manufacturing-	Senior Term Debt(5)	1,787,500	1,816,547
	dust management systems	(10.3%, Due 5/2009)
	for the coal and electric	Senior Term Debt(3)(5)	2,965,625	3,028,645
	utility industries	(13.3%, Due 5/2009)
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(6)	1,001,958	1,000,000
		(7.1%, Due 9/2013)
		Senior Subordinated Term Debt (6)	1,510,780	1,530,000
		(9.9%, Due 3/2014)
CHG Companies, Inc.	Service-healthcare staffing	Letter of Credit(5)(6)	400,000	404,500
CHG Medical Staffing, Inc.		(7.9%, Due 12/2012)
		Senior Term Debt(5)(6)	1,596,000	1,613,955
		(7.9%, Due 12/2012)
		Senior Subordinated Term Debt(5)(6)	500,000	507,500
		(11.3%, Due 12/2012)
Clinton Holdings, LLC	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (5) (12.6%, Due 1/2013)	15,500,000	15,538,750

Clinton Aluminum Acquisition, LLC
Metal Transportation, LLC		Common Stock Warrants(7)	109,124	109,124
Clinton Distribution Center, LLC

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF MARCH 31, 2007
(UNAUDITED)

Company (1)	Industry	Investment(2)	Cost	Fair Value
Consolidated Bedding, Inc.	Manufacturing-mattresses	Senior Subordinated Term Debt (5)	$2,340,538	$1,858,050
		(14.4%, Due 3/2009)
Country Road	Service-telecommunications	Senior Subordinated Term Debt(5)(6)	5,964,420	6,030,000
Communications LLC		(13.2%, Due 7/2013)
Country Road Management, Inc.
Critical Healthcare Solutions, Inc.	Service-home therapy and	Senior Term Debt(8)	1,987,500	1,986,258
	respiratory therapy	(8.6%, Due 1/2012)
Dealer Computer Services, Inc.	Manufacturing & Service-	Senior Term Debt(8)	947,240	954,936
(d/b/a Reynolds & Reynolds)	Systems for automotive retailers	(7.4%, Due 10/2012)
Defiance Acquisition Corporation	Manufacturing-trucking	Senior Term Debt(3)(5)	6,325,000	6,317,094
	parts	(13.3%, Due 4/2010)
Doe & Ingalls Management LLC	Distributor-specialty chemicals	Senior Term Debt(5)	4,300,000	4,310,750
Doe & Ingalls of North Carolina		(9.8%, Due 11/2010)
Operating LLC		Senior Term Debt(3)(5)	4,477,500	4,483,097
Doe & Ingalls of Florida Operating LLC		(13.3%, Due 11/2010)
Doe & Ingalls of Virginia Operating LLC
Doe & Ingalls of Maryland Operating LLC
Emdeon Business Services, Inc.	Service-healthcare technology	Senior Term Debt(6)	2,479,803	2,486,483
	solutions	(7.6%, Due 11/2013)
		Senior Subordinated Term Debt(6)	2,013,952	2,030,000
		(10.4%, Due 5/2014)
Employment Solutions	Service-specialty staffing	Senior Term Debt(8)	2,992,989	2,996,241
Management, Inc.		(8.3%, Due 10/2012)
Employbridge		Senior Subordinated Term Debt (8)	3,000,495	3,000,000
		(12.3%, Due 10/2013)
Express Courier International, Inc.	Service-ground delivery and	Line of Credit(10)	200,000	200,000
	logistics	(9.6%, Due 6/2009)
		Senior Term Debt(5)	4,465,000	4,470,581
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)	3,950,000	3,954,938
		(11.8%, Due 6/2011)
Finn Corporation	Manufacturing-landscape	Common Stock Warrants	37,000	826,061
	equipment
FR X Ohmstede Holdings, LLC	Service & Manufacturing-heat	Senior Term Debt(6)	2,739,130	2,749,402
FR X Ohmstede Acquisitions Co.	exchangers	(7.9%, Due 8/2013)
		Senior Subordinated Term Debt(6)	3,011,583	3,052,500
		(12.4%, Due 8/2014)
Generac Acquisition Corp.	Manufacturing-standby power	Senior Term Debt(8)	$2,356,200	$2,375,344
	products	(7.9%, Due 11/2013)
Global Materials	Manufacturing-steel wool	Senior Term Debt(3)(5)	5,200,000	5,018,000
Technologies, Inc.	products and metal fibers	(14.3%, Due 11/2009)

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF MARCH 31, 2007
(UNAUDITED)

Company (1)	Industry	Investment(2)	Cost	Fair Value
GTM Holdings, Inc.	Manufacturing-socks	Senior Term Debt(6)	498,750	501,244
Gold Toe Investment Corp.		(8.1%, Due 10/2013)
		Senior Subordinated Term Debt(6)	500,000	507,500
		(11.4%, Due 4/2014)
Greatwide Logistics	Service—logistics and	Senior Term Debt(6)	3,990,000	4,009,950
Services, Inc.	transportation	(8.6%, Due 12/2013)
		Senior Subordinated Term Debt(6)	4,000,000	3,960,000
		(11.9%, Due 6/2014)
Harrington Holdings, Inc.	Service—healthcare products	Senior Term Debt(6)	2,500,000	2,506,250
Harrington Acquisition Corp.	distribution	(7.8%, Due 1/2014)
		Senior Subordinated Term Debt(6)	5,000,000	5,025,000
		(11.3%, Due 1/2014)
Hudson Products Holdings, Inc.	Manufacturing-heat transfer	Senior Term Debt(8)	2,141,257	2,148,664
	solutions	(8.1%, Due 12/2013)
IPC Information Systems, LLC	Manufacturing-specialized	Senior Term Debt(6)	236,810	238,290
	telephony systems	(7.9%, Due 9/2013)
It’s Just Lunch International, LLC	Service-dating service	Line of Credit(5)(11)	550,000	545,875
		(9.3%, Due 6/2009)
		Senior Term Debt(5)	3,300,000	3,275,250
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)(11)	500,000	496,250
		(11.8%, Due 6/2011)
John Henry Holdings, Inc.	Manufacturing-packaging	Senior Subordinated Term Debt(6)	8,000,000	8,000,000
Multi Packaging Solutions, Inc.	products	(12.3%, Due 6/2011)
Kinetek Acquisition Corp.	Manufacturing-custom	Senior Term Debt(6)	1,505,605	1,507,157
	engineered motors & controls	(7.8%, Due 11/2013)
		Senior Subordinated Term Debt(6)	1,509,548	1,515,000
		(10.8%, Due 5/2014)
LocalTel, Inc.	Service-yellow pages	Line of Credit(5)(12)	1,035,000	983,250
	publishing	(9.8%, Due 6/2009)
		Senior Term Debt(5)	2,687,500	2,418,750
		(9.8%, Due 6/2011)
		Senior Term Debt(3)(5)	2,750,000	2,337,500
		(12.3%, Due 6/2011)
MediMedia USA Inc.	Service-healthcare and	Senior Term Debt(8)	$1,074,835	$1,075,667
	pharmaceutical marketing	(7.8%, Due 10/2013)
Meteor Holding Corporation	Manufacturing-bar code	Senior Term Debt(6)	997,500	1,002,488
Metrologic Instruments, Inc.	scanning and data capture	(8.1%, Due 12/2013)
		Senior Subordinated Term Debt(6)	500,000	505,000
		(11.8%, Due 12/2013)
Northern Contours	Manufacturing-veneer and	Senior Subordinated Term Debt(5)	7,000,000	7,026,250
Northern Contours of Kentucky, Inc.	laminate components	(12.3%, Due 5/2010)
Norcon Holding LLC
Norcon Lewis LLC

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF MARCH 31, 2007
(UNAUDITED)

Company (1)	Industry	Investment(2)	Cost	Fair Value
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment	Line of Credit(13)	—	—
	centers	(9.6%, Due 12/2009)
		Senior Term Debt(5)	2,500,000	2,500,000
		(9.6%, Due 12/2011)
		Senior Term Debt(3)(5)	4,500,000	4,500,000
		(12.3%, Due 12/2011)
Precision Acquisition Group	Manufacturing-consumable	Equipment Note(14)	—	—
Holdings, Inc.	components for the aluminum	(9.8%, Due 10/2011)
Precision Asset Acquisition	industry	Senior Term Debt(5)	5,000,000	5,012,500
Company, LLC		(9.8%, Due 10/2010)
		Senior Term Debt(3)(5)	4,200,000	4,210,500
		(11.8%, Due 10/2010)
PROFITSystems Acquisition Co.	Service-design and develop	Line of Credit(15)	—	—
PROFITSystems, Inc.	ERP software	(9.6%, Due 7/2009)
		Senior Term Debt(5)	2,950,000	2,957,375
		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,900,000	2,907,250
		(11.8%, Due 7/201)
Puerto Rico Cable	Service-telecommunications	Senior Subordinated Term Debt(5)(6)	7,805,906	7,794,524
Acquisition Company, Inc.		(11.6%, Due 1/2012)
Rally Parts, Inc.	Manufacturing-aftermarket	Senior Term Debt(8)	1,193,021	1,198,153
Motorsport Aftermarket Group, Inc.	motorcycle parts and accessories	(7.9%, Due 11/2013)
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(5)	3,000,000	2,925,000
		(9.8%, Due 1/2011)
		Senior Term Debt(4)(5)	3,000,000	2,910,000
		(12.3%, Due 1/2011)
RedPrairie Holding, Inc.	Service-design and develop	Senior Term Debt(6)	$4,480,000	$4,480,000
RedPrairie Corporation	supply chain software	(8.4%, Due 7/2012)
Blue Cube Software, Inc.		Senior Subordinated Term Debt(6)	3,000,000	3,030,000
		(11.9%, Due 1/2013)
RiskMetrics Group Holdings, LLC	Service—develop risk and	Senior Term Debt(6)	2,000,000	2,012,500
	wealth management solutions	(7.6%, Due 1/2014)
		Senior Subordinated Term Debt(6)	500,000	507,500
		(10.6%, Due 7/2014)
RMK Acquisition Corporation	Service—vending services	Letter of Credit(8)	65,841	66,171
ARAMARK Corporation		(7.5%, Due 1/2014)
		Senior Term Debt(8)	921,289	925,895
		(7.5%, Due 1/2014)
SCPH Holdings, Inc.	Manufacturing-underwater	Credit Facility(5)(16)	500,000	500,000
Sea Con Phoenix, Inc.	and harsh environment	(9.8%, Due 2/2008)
Phoenix Optix, Inc.	components	Senior Term Debt(5)	2,275,000	2,277,844
		(10.3%, Due 2/2010)
		Senior Term Debt(3)(5)(20)	2,812,500	2,913,750
		(13.3%, Due 2/2010)

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF MARCH 31, 2007
(UNAUDITED)

Company (1)	Industry	Investment(2)	Cost	Fair Value
SCS Acquisition Corp.	Service-chemically treated	Senior Term Debt(5)(17)	5,625,000	5,632,031
(d/b/a Specialty Coatings	equipment distribution	(9.3%, Due 12/2011)
Systems)		Senior Term Debt(3)(5)(17)	6,550,000	6,558,188
		(11.3%, Due 12/2011)
Thibaut Acquisition Co.	Service-design and	Credit Facility(5)(18)	500,000	500,000
	disbribute wall covering	(9.8%, Due 1/2011)
		Senior Term Debt(5)	3,062,500	3,066,328
		(9.8%, Due 1/2011)
		Senior Term Debt(3)(5)	3,000,000	3,003,750
		(12.3%, Due 1/2011)
Visual Edge Technology, Inc.	Service-office equipment	Senior Subordinated Term Debt(5)	5,000,000	3,750,000
Graphic Enterprises, Inc.	distribution	(13.3%, Due 8/2011)
Copeco, Inc.
Wesco Holdings, Inc.	Service-aerospace parts and	Senior Term Debt(6)	2,525,125	2,518,750
Wesco Aircraft Hardware Corp.	distribution	(7.6%, Due 9/2013)
		Senior Subordinated Term Debt(6)	2,272,298	2,295,000
		(11.1%, Due 3/2014)
Westlake Hardware, Inc.	Retail-hardware and variety	Senior Subordinated Term Debt(5)	15,000,000	14,943,750
WHI Holding Corp.		(12.6%, Due 1/2011)
Winchester Electronics	Manufacturing-high bandwidth	Senior Term Debt(3)(5)	6,000,000	6,015,000
	connectors and cables	(12.3%, Due 6/2012)
WP Evenflo Group Holdings Inc.	Manufacturing-infant and	Senior Term Debt(6)	1,995,000	2,004,975
WP Evenflo Acquisition, Inc.	juvenile products	(7.8%, Due 2/2013)
		Senior Subordinated Term Debt(6)	2,000,000	2,010,000
		(11.3%, Due 2/2014)
Total:			$281,525,450	$280,242,688

          (1) We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

          (2) Percentage represents interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

          (3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

          (4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

          (5) Fair value was based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.

          (6) Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of March 30, 2007, from the respective originating syndication agent’s trading desk.

          (7) Investment valued at cost due to recent acquisition.

          (8) Investment valued at pending trade amount.

          (9) Availability under the credit facility totals $1,500,000.  Borrowings of $450,000 were outstanding at March 31, 2007.

    (10) Availability under the credit facility totals $1,500,000.  Borrowings of $200,000 were outstanding at March 31, 2007.

    (11) Remaining availability under the revolving credit facility totals $200,000, borrowings of $550,000 were outstanding at March31, 2007.  The company may borrow an additional $1,750,000 of the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval, borrowings of $500,000 were outstanding at March 31, 2007.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF MARCH 31, 2007
(UNAUDITED)

    (12) Availability under the credit facility totals $2,000,000.  Borrowings of $1,035,000 were outstanding at March 31, 2007.

    (13) Availability under the credit facility totals $500,000.  There were no borrowings outstanding at March 31, 2007.

    (14) The company may borrow up to $1,000,000 for purposes of acquiring equipment. There were no borrowings outstanding at March 31, 2007.

    (15) Availability under the credit facility totals $1,250,000.  There were no borrowings outstanding at March 31, 2007.

    (16) Availability under the credit facility totals $500,000.  Borrowings of $500,000 were outstanding at March 31, 2007.

    (17) The company may borrow up to an additional $875,000 to finance capital expenditures.

    (18) Availability under the credit facility totals $1,000,000.  Borrowings of $500,000 were outstanding at March 31, 2007.

    (19) Includes a success fee with a $180,800 fair value and no cost basis.

    (20) Includes a success fee with a $94,219 fair value and no cost basis.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF SEPTEMBER 30, 2006

Company (1)	Industry	Investment(2)	Cost	Fair Value
ActivStyle Acquisition Co.	Service-medical products	Line of Credit(16)	$—	$—
ActivStyle, Inc.	distribution	(9.6%, Due 7/2009)
		Senior Term Debt(5)	3,200,000	3,200,000
		(9.6%, Due 7/2011)
		Senior Term Debt(3)(5)	2,500,000	2,500,000
		(11.8%, Due 7/2011)
Advanced Homecare Management, Inc.	Service-home health nursing	Senior Subordinated Term Debt (5)(6)	5,000,000	5,000,000
	services	(11.33%, Due 12/2013)
Allied Extruders, LLC	Manufacturing-polyethylene	Senior Real Estate Term Debt	1,000,000	1,000,000
P&O Packaging Acquisition LLC	film	(9.8%, Due 3/2011)
		Senior Term Debt(3)(5)	8,000,000	8,030,000
		(11.3%, Due 3/2011)
Badanco Acquisition Corp.	Manufacturing-luggage	Senior Term Debt(5)	5,145,019	5,157,881
		(10.8%, Due 2/2010)
		Senior Term Debt(3)(5)	8,585,125	8,628,051
		(13.8%, Due 2/2010)
Benetech, Inc.	Service & Manufacturing-	Senior Term Debt(5)	2,112,500	2,144,187
	dust management systems	(10.3%, Due 5/2009)
	for the coal and electric	Senior Term Debt(3)(5)	3,046,875	3,107,813
	utility industries	(13.3%, Due 5/2009)
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(6)	1,002,115	997,500
		(7.2%, Due 9/2013)
		Senior Subordinated Term Debt	1,511,554	1,533,750
		(9.9%, Due 3/2014)
Consolidated Bedding, Inc.	Manufacturing-mattresses	Senior Subordinated Term Debt(5)	2,438,359	2,306,991
		(14.4%, Due 3/2009)
Country Road Communications LLC	Service-telecommunications	Senior Subordinated Term Debt(5)(6) (13.3%, Due 7/2013)	5,961,594	6,015,000
Country Road Management, Inc.
Defiance Stamping Company	Manufacturing-trucking	Senior Term Debt(3)(5)	6,325,000	6,332,906
	parts	(13.3%, Due 4/2010)
Doe & Ingalls Management LLC	Distributor-specialty	Senior Term Debt(5)	4,700,000	4,723,500
Doe & Ingalls of North Carolina	chemicals	(9.8%, Due 11/2010)
Operating LLC		Senior Term Debt(3)(5)	4,500,000	4,516,875
Doe & Ingalls of Florida Operating LLC		(13.3%, Due 11/2010)
Doe & Ingalls of Virginia Operating LLC
Express Courier International, Inc.	Service-ground delivery and	Line of Credit(7)	—	—
	logistics	(9.6%, Due 6/2009)
		Senior Term Debt(5)	4,700,000	4,700,000
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(5)	3,950,000	3,950,000
		(11.8%, Due 6/2011)
Finn Corporation	Manufacturing-landscape	Common Stock Warrants	37,000	709,431
	equipment

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF SEPTEMBER 30, 2006

FR X Ohmstede Holdings, LLC	Service & Manufacturing-	Senior Term Debt(6)	$3,000,000	$3,026,250
FR X Ohmstede Acquisitions Co.	heat exchangers	(8.5%, Due 8/2013)
		Senior Subordinated Term Debt(6)	3,012,369	3,030,000
		(12.5%, Due 8/2014)
Global Materials	Manufacturing-steel wool	Senior Term Debt(3)(5)	5,300,000	5,233,750
Technologies, Inc.	products and metal fibers	(14.3%, Due 11/2009)
It’s Just Lunch International, LLC	Service-dating service	Line of Credit(12)(5)	200,000	199,500
		(9.2%, Due 6/2009)
		Senior Term Debt(13)(5)	3,300,000	3,291,750
		(9.6%, Due 6/2011)
		Senior Term Debt(3)(14)	—	—
		(11.8%, Due 6/2011)
John Henry Holdings, Inc.	Manufacturing-packaging	Senior Subordinated Term Debt(6)	8,000,000	8,000,000
Multi Packaging Solutions, Inc.	products	(12.5%, Due 6/2011)
LocalTel, Inc.	Service-yellow pages	Line of Credit(5)(15)	350,000	343,000
	publishing	(9.8%, Due 6/2009)
		Senior Term Debt(5)	2,687,500	2,633,750
		(9.8%, Due 6/2011)
		Senior Term Debt(3)(5)	2,750,000	2,695,000
		(12.3%, Due 6/2011)
Mistras Holdings Corp.	Service & Manufacturing-	Senior Term Debt(3)(5)	9,499,999	9,737,499
	nondestructive testing	(11.5%, Due 8/2008)
	instruments, systems	Senior Term Debt(4)(5)(18)	5,250,001	5,620,124
	and services	(12.5%, Due 8/2008)
Network Solutions LLC	Service-internet domain	Senior Term Debt(6)	4,464,358	4,499,747
	registry and host	(10.4%, Due 1/2012)
Northern Contours	Manufacturing-veneer and	Senior Subordinated Term Debt(5)	7,000,000	7,017,500
Northern Contours of Kentucky, Inc.	laminate components	(12.3%, Due 5/2010)
Norcon Holding LLC
Norcon Lewis LLC
PROFITSystems Acquisition Co.	Service-design and develop	Line of Credit(17)	—	—
PROFITSystems, Inc.	ERP software	(9.6%, Due 7/2009)
		Senior Term Debt(5)	3,100,000	3,100,000
		(9.6%, Due 7/2011)
		Senior Term Debt(5)	2,900,000	2,900,000
		(11.8%, Due 7/201)(3)
Puerto Rico Cable	Service-telecommunications	Senior Subordinated Term Debt(5)(6)	7,813,274	7,775,183
Acquisition Company, Inc.		(11.6%, Due 1/2012)
QCE, LLC (d/b/a Quiznos Corp.)	Service-restaurant franchisor	Senior Term Debt(6)	3,010,713	2,977,538
		(7.6%, Due 5/2013)
		Senior Term Debt(3)(6)	3,045,560	3,033,750
		(11.1%, Due 11/2013)
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(5)	$3,000,000	$3,003,750
		(9.8%, Due 1/2011)
		Senior Term Debt(4)(5)	3,000,000	3,003,750
		(12.3%, Due 1/2011)

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF SEPTEMBER 30, 2006

RedPrairie Holding, Inc.	Service-design and develop	Senior Term Debt(6)	3,990,000	3,990,000
RedPrairie Corporation	supply chain software	(8.4%, Due 7/2012)
Blue Cube Software, Inc.		Senior Subordinated Term Debt(6)	2,000,000	2,005,000
		(11.9%, Due 1/2013)
SCPH Holdings, Inc.	Manufacturing-underwater	Credit Facility(8)	—	—
Sea Con Phoenix, Inc.	and harsh environment	(9.8%, Due 2/2007)
Phoenix Optix, Inc.	components	Senior Term Debt(5)	2,625,000	2,631,563
		(10.3%, Due 2/2010)
		Senior Term Debt(3)(5)	2,887,500	2,898,328
		(13.3%, Due 2/2010)
SCS Acquisition Corp.	Service-chemically treated	Senior Term Debt(3)(5)(9)	6,250,000	6,257,812
	equipment distribution	(9.3%, Due 12/2011)
		Senior Term Debt(3)(5)(10)	6,568,750	6,576,961
		(11.3%, Due 12/2011)
Thibaut Acquisition Co.	Design and Disbtribution-	Credit Facility(11)	—	—
	wall coverings	(9.8%, Due 1/2011)
		Senior Term Debt(5)	3,325,000	3,325,000
		(9.8%, Due 1/2011)
		Senior Term Debt(3)(5)	3,000,000	3,000,000
		(12.3%, Due 1/2011)
Visual Edge Technology, Inc.	Service-office equipment	Senior Subordinated Term Debt(5)	5,000,000	4,987,500
Graphic Enterprises, Inc.	distribution	(13.3%, Due 8/2011)
Copeco, Inc.
Westlake Hardware, Inc.	Retail-hardware and variety	Senior Subordinated Term Debt(5)	15,000,000	14,981,250
WHI Holding Corp.		(12.6%, Due 1/2011)
Winchester Electronics	Manufacturing-high bandwidth	Senior Term Debt(3)(5)	6,000,000	6,007,500
	connectors and cables	(12.3%, Due 6/2012)
Xspedius Communications LLC	Service-telecommunications	Senior Subordinated Term Debt(5)	5,157,821	5,306,110
		(15.8%, Due 3/2010)
Total:			$216,202,986	$217,642,750

          (1) We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

          (2) Percentage represents interest rates in effect at September 30, 2006 and due date represents the contractual maturity date.

          (3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

          (4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

          (5) Fair value was based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.

          (6) Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 30, 2006 from the respective originating syndication agent’s trading desk.

          (7) Availability under the credit facility totals $1,500,000.  There were no borrowings outstanding at September 30, 2006.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
AS OF SEPTEMBER 30, 2006

          (8) Availability under the credit facility totals $500,000.  There were no borrowings outstanding at September 30, 2006.

          (9) Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,250,000 at September 30, 2006.

    (10) Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,568,750 at September 30, 2006.

    (11) Availability under the credit facility totals $1,000,000.  There were no borrowings outstanding at September 30, 2006.

    (12) Availability under the credit facility totals $750,000.  Borrowings of $200,000 were outstanding at September 30, 2006.

    (13) The company may borrow an additional $500,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval.

    (14) The company may borrow an additional $2,250,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital’s approval.

    (15) Availability under the credit facility totals $3,000,000.  Borrowings of $350,000 were outstanding at September 30, 2006.

    (16) Availability under the credit facility totals $1,500,000.  There were no borrowings outstanding at September 30, 2006

    (17) Availability under the credit facility totals $1,250,000.  There were no borrowings outstanding at September 30, 2006

    (18) Includes a success fee with a fair value of $742,000 and no cost basis.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31,
	2007	2006
INVESTMENT INCOME
Interest income—investments	$8,254,459	$6,875,264
Interest income—cash and cash equivalents	31,645	4,624
Interest income—notes receivable from employees	132,931	107,033
Prepayment fees and other income	224,743	13,779
Total investment income	8,643,778	7,000,700
EXPENSES
Interest expense	1,811,019	948,166
Loan servicing (Refer to Notes 4 and 5)	760,623	734,644
Base management fee (Refer to Note 4)	450,484	352,379
Incentive fee (Refer to Note 4)	1,158,995	—
Administration fee (Refer to Note 4)	168,766	—
Professional fees	109,081	110,887
Amortization of deferred financing fees	68,200	32,286
Stockholder related costs	87,288	115,864
Directors fees	56,970	30,212
Insurance expense	62,398	50,590
Stock option compensation	—	34,065
Other expenses	48,975	60,791
Expenses before credit from Adviser	4,782,799	2,469,884
Credit to base management and incentive fees from Adviser (Refer to Note 4)	(1,863,378)	(673,000)
Total expenses net of credits to base management and incentive fees	2,919,421	1,796,884
NET INVESTMENT INCOME BEFORE INCOME TAXES	5,724,357	5,203,816
Income tax expense	—	—
NET INVESTMENT INCOME	5,724,357	5,203,816
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of investments	84,205	377,500
Realized gain on settlement of derivative	10,239	—
Unrealized (depreciation) appreciation on derivative	(15,801)	24,658
Net unrealized depreciation on investments	(1,718,149)	(15,593)
Net (loss) gain on investments	(1,639,506)	386,565
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,084,851	$5,590,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.33	$0.49
Diluted	$0.33	$0.48
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	12,249,683	11,308,510
Diluted	12,249,683	11,536,360

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Six Months Ended March 31,
	2007	2006
INVESTMENT INCOME
Interest income—investments	$16,153,059	$12,722,371
Interest income—cash and cash equivalents	68,914	13,536
Interest income—notes receivable from employees	271,122	214,126
Prepayment fees and other income	384,401	80,986
Total investment income	16,877,496	13,031,019
EXPENSES
Interest expense	2,931,276	1,600,244
Loan servicing (Refer to Notes 4 and 5)	1,479,775	1,450,059
Base management fee (Refer to Note 4)	848,916	621,080
Incentive fee (Refer to Note 4)	2,307,478	—
Administration fee (Refer to Note 4)	294,851	—
Professional fees	220,001	233,353
Amortization of deferred financing fees	126,500	58,536
Stockholder related costs	151,016	244,799
Directors fees	111,220	54,212
Insurance expense	125,092	101,367
Stock option compensation	—	77,322
General and administrative exepnses	137,460	116,580
Expenses before credit from Adviser	8,733,585	4,557,552
Credit to base management and incentive fees from Adviser (Refer to Note 4)	(2,743,372)	(1,223,000)
Total expenses net of credits to base management and incentive fees	5,990,213	3,334,552
NET INVESTMENT INCOME BEFORE INCOME TAXES	10,887,283	9,696,467
Income tax expense	—	50,237
NET INVESTMENT INCOME	10,887,283	9,646,230
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	86,519	(803,095)
Realized gain on settlement of derivative	22,793	—
Unrealized (depreciation) appreciation on derivative	(25,613)	23,766
Net unrealized (depreciation) appreciation on investments	(2,722,528)	4,956,829
Net (loss) gain on investments	(2,638,829)	4,177,500
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,248,454	$13,823,730
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.67	$1.22
Diluted	$0.67	$1.20
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	12,272,012	11,307,510
Diluted	12,272,012	11,555,479

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

	Six Months Ended March 31,
	2007	2006
Operations:
Net investment income	$10,887,283	$9,646,230
Net realized gain (loss) on sale of investments	86,519	(803,095)
Realized gain on settlement of derivative	22,793	—
Unrealized (depreciation) appreciation on derivatives	(25,613)	23,766
Net unrealized (depreciation) appreciation on investments	(2,722,528)	4,956,829
Net increase in net assets from operations	8,248,454	13,823,730
Capital transactions:
Distributions to stockholders	(10,307,794)	(9,159,218)
Repayment of principal on employee notes	300,941	23,094
Stock option compensation	—	77,322
Issuance of common stock under stock option plan	—	85,900
Stock surrendered in settlement of withholding tax	(1,488,193)	—
Decrease in net assets from capital share transactions	(11,495,046)	(8,972,902)
Total (decrease) increase in net assets	(3,246,592)	4,850,828
Net assets at beginning of year	172,570,487	151,610,683
Net assets at end of period	$169,323,895	$156,461,511

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,248,454	$13,823,730
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(127,641,175)	(65,159,566)
Principal repayments on investments	62,230,246	63,517,133
Net amortization of premiums and discounts	19,351	(121,151)
Amortization of deferred financing fees	126,500	58,536
Stock compensation expense	—	77,322
Realized loss on investments	69,114	1,180,595
Unrealized depreciation (appreciation) on derivative	25,613	(23,766)
Change in net unrealized depreciation (appreciation) on investments	2,722,528	(4,956,829)
(Increase) decrease in interest receivable	(729,834)	356,566
Increase in funds due from custodian	(1,241,695)	(6,627,901)
(Increase) decrease in prepaid assets	(14,343)	32,812
Increase in due from affiliate	(28,768)	(320,621)
(Increase) decrease in other assets	(300,893)	26,054
Increase (decrease) in accounts payable	933	(17,304)
Increase in interest payable	281,206	95,244
Decrease in accrued expenses and deferred liabilities	(234,957)	(101,379)
Decrease in fees due to affiliate	(240,363)	(161,140)
Increase in administration fee due to Gladstone Administration	168,766	—
Increase in funds held in escrow	29	40
Increase in investment balance due to payment in kind interest	—	(74,701)
Net cash (used in) provided by operating activities	(56,539,288)	1,603,674
CASH FLOWS FROM INVESTING ACTIVITIES
Receipt of principal on notes receivable—employees	300,941	23,094
Net cash provided by investing activities	300,941	23,094
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from the lines of credit	146,900,000	69,780,000
Repayments on the lines of credit	(76,593,000)	(62,514,064)
Distributions paid	(10,307,794)	(9,159,218)
Exercise of employee stock options	—	85,900
Deferred financing fees	(31,275)	(12,072)
Stock surrendered to settle withholding tax obligation	(1,488,193)	—
Net cash provided by (used in) financing activities	58,479,738	(1,819,454)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS(1)	2,241,391	(192,686)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	731,744	503,776
CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,973,135	$311,090
CASH PAID DURING PERIOD FOR INTEREST	$2,650,071	$1,505,000

(1)          Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three Months Ended March 31,
	2007	2006
Per Share Data(1)
Net asset value at beginning of period	$13.88	$13.74
Income from investment operations:
Net investment income(2)	0.47	0.46
Realized gain on sale of investments(2)	—	0.03
Net unrealized loss on investments(2)	(0.14)	—
Total from investment operations	0.33	0.49
Less distributions:
Distributions from net investment income	(0.42)	(0.41)
Total distributions	(0.42)	(0.41)
Repayment of principal on notes receivable	0.02	—
Effect of antidilution(3)	—	0.02
Net asset value at end of period	$13.82	$13.84
Per share market value at beginning of period	$23.86	$21.38
Per share market value at end of period	23.68	21.55
Total return(4)(5)	1.08%	2.78%
Shares outstanding at end of period	12,249,683	11,308,510
Ratios/Supplemental Data
Net assets at end of period	$169,323,895	$156,461,511
Average net assets(6)	$169,055,526	$154,397,504
Ratio of expenses to average net assets—annualized(7)	11.32%	6.40%
Ratio of net expenses to average net assets—annualized(8)	6.91%	4.66%
Ratio of expenses net of voluntary waiver to average net assets—annualized(9)	8.74%	n/a
Ratio of net investment income to average net assets—annualized	13.54%	13.48%

(1)          Based on actual shares outstanding at the end of the corresponding period.

(2)          Based on weighted average basic per share data.

(3)          This represents the antidilutive impact of other components in changes in net assets and the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(4)          Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(5)          Amounts were not annualized.

(6)          Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(7)          Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(8)          Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

(9)          Ratio of expenses net of voluntary waiver to average net assets is computed using expenses before credits from Adviser and including income tax expense then deducting only the amount of the credit applicable to the waiver for the incentive fee.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Six Months Ended March 31,
	2007	2006
Per Share Data(1)
Net asset value at beginning of period	$14.02	$13.41
Income from investment operations:
Net investment income(2)	0.89	0.85
Realized loss on sale of investments(2)	—	(0.07)
Net unrealized (loss) gain on investments(2)	(0.22)	0.44
Total from investment operations	0.67	1.22
Less distributions:
Distributions from net investment income	(0.84)	(0.81)
Total distributions	(0.84)	(0.81)
Issuance of common stock under stock option plan	—	0.01
Repayment of principal on notes receivable	0.02	—
Stock surrendered to settle withholding tax obligation	(0.06)	—
Effect of antidilution(3)	—	0.01
Net asset value at end of period	$13.82	$13.84
Per share market value at beginning of period	$22.01	$22.55
Per share market value at end of period	23.68	21.55
Total return(4)(5)	11.50%	-0.75%
Shares outstanding at end of period	12,249,683	11,308,510
Ratios/Supplemental Data
Net assets at end of period	$169,323,895	$156,461,511
Average net assets(6)	$169,693,656	$152,679,547
Ratio of expenses to average net assets—annualized(7)	10.29%	6.04%
Ratio of net expenses to average net assets—annualized(8)	7.06%	4.43%
Ratio of expenses net of voluntary waiver to average net assets—annualized(9)	8.34%	n/a
Ratio of net investment income to average net assets—annualized	12.83%	12.64%

(1)          Based on actual shares outstanding at the end of the corresponding period.

(2)          Based on weighted average basic per share data.

(3)          This represents the antidilutive impact of other components in changes in net assets and the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(4)          Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(5)          Amounts were not annualized.

(6)          Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(7)          Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(8)          Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

(9)          Ratio of expenses net of voluntary waiver to average net assets is computed using expenses before credits from Adviser and including income tax expense then deducting only the amount of the credit applicable to the waiver for the incentive fee.

The accompanying notes are an integral part of these consolidated financial statements.

GLADSTONE CAPITAL CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(UNAUDITED)

NOTE 1.   ORGANIZATION

Gladstone Capital Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

Gladstone Business Loan LLC (“Business Loan”), a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of holding the Company’s portfolio of loan investments. Gladstone Capital Advisers, Inc. is also a wholly-owned subsidiary. The financial statements of the subsidiaries are consolidated with those of the Company.

The Company is externally managed by Gladstone Management Corporation (the “Adviser”), an unconsolidated affiliate of the Company.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended September 30, 2006, as filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2006.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent’s trading desk. Debt and equity securities that are not publicly traded are valued at fair value. The Company’s Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of the Company’s debt securities rely on the opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). SPSE will only evaluate the debt portion of the Company’s investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason at its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes whether to accept the recommended valuation of the Company’s investment portfolio. The Company’s fair valuation procedures provide for valuation of non-convertible debt securities at cost plus amortized original issue discount plus paid in kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer’s ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company’s valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser’s recommendations for the aggregate valuation of the Company’s portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. There were no uncollectible accounts at March 31, 2007. Conditional interest or a success fee is recorded when earned upon full repayment of a loan investment.

Paid in Kind Interest

The Company seeks to avoid PIK interest, however the Company had one loan in its portfolio during the three and six months ended March 31, 2006 that contained a PIK provision. A PIK provision requires the borrower to accrue a payment to the Company but the borrower does not have to pay that interest until the loan is paid in full. The PIK interest is added to the principal balance of the loan and recorded as income to the Company even though the cash has not been received. To maintain the Company’s status as a RIC (as discussed in Note 10), this non-cash source of income must be paid out to stockholders in the form of cash dividends, even though the Company has not yet collected the cash. The Company recorded no PIK interest income for the three and six months ended March 31, 2007 and $30,707 and $63,217, respectively, for the three and six months ended March 31, 2006.

Services Provided to Portfolio Companies

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to its portfolio companies through its Adviser. Currently, neither the Company nor the Adviser charges a fee for managerial assistance.

The Adviser receives fees for other services it provides to portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, all of those fees are credited to the base management fees due to the Adviser from the Company. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fees.

While the Adviser receives all fees in connection with the Company’s investments, such fees received by the Adviser, with the exception of monitoring and review fees, are entirely credited to the Company as a reduction of the advisory fee payable under the advisory agreement between the Company and the Adviser. For the three and six months ended March 31, 2007, the Adviser received $775,000 and $1,086,000, respectively, of such fees, as compared to $673,000 and $1,223,000, respectively, for the three and six months ended March 31, 2006 and the advisory fee payable by the Company to the Adviser was reduced by these amounts. None of these fees were for managerial assistance even though the Adviser provided managerial assistance to many of the Company’s portfolio companies.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of March 31, 2007 and September 30, 2006.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Federal and State Income Taxes

The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and, as such, no income tax provisions have been recorded for the individual companies of Gladstone Capital Corporation and Gladstone Business Loan LLC.

During the six months ended March 31, 2006, Gladstone Capital Corporation recorded approximately $50,000 in connection with penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

Recent Accounting Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 154, “Accounting Changes and Error Corrections,” a replacement of APB Opinion No. 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changed the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company adopted the provisions of SFAS No. 154, as applicable, on October 1, 2006.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140” (“SFAS No. 155”). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company adopted SFAS No. 155 on October 1, 2006 and has not realized a material impact of the financial statements since all investments are valued on a fair value basis.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109,” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” This Statement shall be effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2006. The Company will adopt this Interpretation effective October 1, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 applies broadly to securities and other types of assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within that fiscal year. The Company will be required to adopt SFAS No. 157 on October 1, 2008 and is currently evaluating the impact of this pronouncement on its consolidated financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (“SAB 108”). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC’s previous guidance in SAB No. 99, “Materiality,”

on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. The adoption of SAB 108 did not have an impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” which is effective for fiscal years beginning after November 15, 2007. This pronouncement permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Subsequent unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The Company is currently evaluating the potential impact of this pronouncement on its consolidated financial statements.

NOTE 3.   INVESTMENTS

Investments at fair value consisted of the following industry classifications as of March 31, 2007 and September 30, 2006:

	March 31, 2007			September 30, 2006
		% of Total	% of		% of Total	% of
Industry Classification	Fair Value	Investments	Net Assets	Fair Value	Investments	Net Assets
Aerospace & Defense	$10,505,344	3.7%	6.2%	$5,529,891	2.5%	3.2%
Automobile	7,515,247	2.7%	4.4%	6,332,906	2.9%	3.7%
Cargo Transport	16,595,469	5.9%	9.8%	8,650,000	4.0%	5.0%
Chemicals, Plastics & Rubber	30,154,866	10.8%	17.8%	31,105,148	14.3%	18.0%
Diversified/Conglomerate Manufacturing	4,014,975	1.4%	2.4%	—	0.0%	0.0%
Diversified/Conglomerate Service	992,066	0.4%	0.6%	—	0.0%	0.0%
Electronics	24,874,206	8.9%	14.7%	33,360,123	15.4%	19.3%
Entertainment	—	0.0%	0.0%	3,491,250	1.6%	2.0%
Farming & Agriculture	9,686,061	3.5%	5.7%	709,431	0.3%	0.4%
Finance	2,520,000	0.9%	1.5%	—	0.0%	0.0%
Healthcare, Education & Childcare	41,683,822	15.0%	24.6%	16,707,500	7.7%	9.7%
Home & Office Furnishings	19,204,379	6.9%	11.3%	20,636,991	9.5%	12.0%
Leisure, Amusement & Movies	4,317,375	1.5%	2.5%	—	0.0%	0.0%
Machinery	11,598,344	4.1%	6.8%	—	0.0%	0.0%
Mining, Steel, Iron & Non-precious Metals	20,665,874	7.4%	12.2%	5,233,750	2.4%	3.0%
Oil & Gas	7,950,566	2.8%	4.7%	6,056,250	2.8%	3.5%
Personal, Food and Miscellaneous Services	5,996,241	2.1%	3.5%	6,011,288	2.8%	3.5%
Printing, Publishing & Broadcasting	31,169,691	11.1%	18.4%	16,203,000	7.4%	9.4%
Retail Stores	14,943,750	5.3%	8.8%	14,981,250	6.9%	8.7%
Telecommunications	238,290	0.1%	0.1%	23,596,040	10.8%	13.7%
Textiles & Leather	10,770,931	3.8%	6.4%	13,785,932	6.3%	8.0%
Utilities	4,845,191	1.7%	2.9%	5,252,000	2.4%	3.0%
Total	$280,242,688	100.0%		$217,642,750	100.0%

The investments at fair value consisted of the following geographic regions of the United States at March 31, 2007 and September 30, 2006:

	March 31, 2007		September 30, 2006
		% of Total		% of Total
Geographic Region	Fair Value	Investments	Fair Value	Investments
Midwest	$147,240,494	52.5%	$99,413,970	45.7%
Mid-Atlantic	49,382,834	17.6%	53,044,805	24.4%
Southeast	39,658,884	14.2%	24,697,113	11.3%
West	18,719,858	6.7%	15,502,538	7.1%
Northeast	17,446,094	6.2%	17,209,141	7.9%
US Territory	7,794,524	2.8%	7,775,183	3.6%
	$280,242,688		$217,642,750

The geographic region depicts the location of the headquarters for the Company’s portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

NOTE 4.   RELATED PARTY TRANSACTIONS

Loans to Employees

The Company provided loans to employees of the Adviser for the exercise of options under the Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”), which has since been terminated and is no longer in operation. The loans require the quarterly payment of interest at the market rate in effect at the date of issue, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. No new loans were issued during the three and six months ended March 31, 2007 and the Company received $300,789 and $300,941, respectively, of principal repayments. During the six months ended March 31, 2006, the Company received principal repayments of $23,094 in connection with the full repayment of one loan and a partial repayment of another loan. The Company recognized interest income from all employee stock option loans of $132,931 and $271,122 for the three and six months ended March 31, 2007, as compared to $107,033 and $214,126, respectively, for the three and six months ended March 31, 2006.

Investment Advisory and Management and Administration Agreements

The Company is externally managed by the Adviser, which is controlled by our chairman and chief executive officer, under a contractual investment advisory agreement. On October 1, 2006, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”). Prior to October 1, 2006, the relationship was governed by the initial advisory agreement (the “Initial Advisory Agreement”).

Terms of the Amended Advisory Agreement

Under the Amended Advisory Agreement, the Company pays the Adviser an annual base management fee of 2% of its average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters and also consists of a two-part incentive fee.

The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if the Company’s quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company’s net assets (the “hurdle rate”). The Company pays the Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date) and equals 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since its inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio.

The Adviser’s board of directors voluntarily waived, for the fiscal quarter ended March 31, 2007, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations and also waived a portion of the incentive fee due.

In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by the Adviser from the Company’s portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to the Adviser and credited under the Amended Advisory Agreement. In addition, the Company will continue to pay its direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Amended Advisory Agreement.

For the three months ended March 31, 2007, the Company recorded a gross base management fee of $450,484, less a credit of $775,000 for fees received by the Adviser, for a net base management fee credit of $324,516 as compared to a gross base management fee of $352,379, less a credit of $673,000 for fees received by the Adviser, for a net base management fee credit of $320,621 for the three months ended March 31, 2006. For the six months ended March 31, 2007, the Company recorded a gross base management fee of $848,916, less a credit of $1,086,000 for fees received by the Adviser, for a net base management fee credit of $237,084 as compared to a gross base management fee of $621,080, less a credit of $1,223,000 for fees received by the Adviser, for a net base management fee credit of $601,920 for the six months ended March 31, 2006. The Company also recorded a gross incentive fee of $1,158,995 and $2,307,478, for the three and six months ended March 31, 2007, respectively, offset by a credit from a voluntary waiver issued by the Adviser’s board of directors of $1,088,378 and $1,657,372, for the three and six months ended March 31, 2007, respectively, for a net incentive fee of $70,617 and $650,106, respectively, for the three and six months ended March 31, 2007. There was no incentive fee in effect at March 31, 2006. As of March 31, 2007, the Company was owed $324,516 of unpaid base management fee credit due from the Adviser and owed $70,617 of unpaid incentive fees to the Adviser, presented in the net fees due from Adviser in the accompanying consolidated statements of assets and liabilities.

Terms of the Initial Advisory Agreement

As compensation for its services, the Company paid the Adviser an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual management fee of 2.0% (0.50% quarterly) of total assets (as reduced by cash and cash equivalents pledged to creditors). The Company also paid all of its direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance.

Loan Servicing and Portfolio Company Fees

The Adviser also services the loans held by Business Loan, in return for which it receives a 1.5% annual fee based on the monthly aggregate outstanding balance of the loans pledged under the Company’s line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser are also treated as reductions directly against the 2% management fee, under both the Initial and Amended Advisory Agreements. Effective in April 2006, the Adviser’s board of directors voluntarily agreed to waive, on a temporary basis, and reduce the annual servicing fee rate for senior syndicated loans to 0.5%. For the three and six months ended March 31, 2007, these loan servicing fees totaled $760,623 and $1,479,775, respectively, as compared to the loan servicing fees for the three and six months ended March 31, 2006 of $734,644 and $1,450,059, respectively, all of which were deducted against the 2% base management fee in order to derive the base management fee which is presented as the line item base management fee in the consolidated statements of operations. At March 31, 2007, the Company owed $217,631 of unpaid loan servicing fees to the Adviser, which are netted and recorded in fees due from Adviser. At September 30, 2006, the Company owed $214,608 in loan servicing fees to the Adviser, recorded in fees due to Adviser in the consolidated statements of assets and liabilities. Under the Initial and Amended Advisory Agreements, the Adviser also provides managerial assistance and other services to the Company’s portfolio companies and may receive fees for services other than managerial assistance services. To the extent that the Adviser receives any fees directly from a portfolio company for such services, it credits these fees directly against the 2% base management fee. For the three and six months ended March 31, 2007, the Adviser recorded $775,000 and $1,086,000, respectively of such fees and credited this amount against the 2% base management fee received from the Company, as compared to such fees for the three and six months ended March 31, 2006 of $673,000 and $1,223,000, respectively, these credits are reflected on the consolidated statement of operations as credits to base management and incentive fees. Overall, the base management fee due to the Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

Administration Agreement

On October 1, 2006, the Company entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company’s allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent for employees of the Administrator, and the allocable portion of salaries and benefits expenses of the Company’s chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded an administration fee of $168,766 and $294,851, respectively, for the three and six months ended March 31, 2007. The administration fee was not in effect during the three and six months ended March 31, 2006.

Sale of Investments to Affiliate

During the three months ended March 31, 2007, the Company sold to its affiliate, Gladstone Investment Corporation (“Gladstone Investment”), certain of its investments in syndicated loan participations totaling $12,215,594. An independent broker was engaged to execute these transactions between the Company and Gladstone Investment. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Investment. The cumulative effect of these transactions, net of any unamortized premiums or discounts associated with the loans, resulted in a realized net gain of $56,218.

NOTE 5.   LINE OF CREDIT

Through Business Loan, the Company has a $170 million revolving credit facility (the “DB Facility”) with Deutsche Bank AG, as administrative agent, pursuant to which Business Loan pledges the loans it holds to secure future advances by certain institutional lenders. The interest rate charged on the advances under the DB Facility is based on the London Interbank Offered Rate (“LIBOR”), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. The DB Facility is in effect through May 25, 2007. As of March 31, 2007, the outstanding principal balance under the DB Facility was approximately $120.3 million at an interest rate of approximately 5.3%. Available borrowings are subject to various constraints imposed under the credit agreement, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At March 31, 2007, the remaining borrowing capacity available under the DB Facility was approximately $49.7 million.

The DB Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company’s credit and collection policies. The DB Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of March 31, 2007, Business Loan was in compliance with all of the facility covenants.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to the Company. At March 31, 2007, the amount due from custodian was $4,828,847 and at September 30, 2006, the amount due from custodian was $3,587,152.

The Adviser also services the loans pledged under the DB Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the DB Facility. The performance guaranty requires that the Company maintain a minimum net worth of $100 million and maintain “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act. As of March 31, 2007, the Company was in compliance with all covenants under the performance guaranty.

NOTE 6.   INTEREST RATE CAP AGREEMENT

Pursuant to the DB Facility, the Company has an interest rate cap agreement that effectively limits the interest rate on a portion of the borrowings under the line of credit.

The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

In February 2004, the Company entered into an interest rate cap agreement with a notional amount of $35.0 million at a cost of $304,000. The interest rate cap agreement’s current notional amount is $10.9 million and it has a current fair value of approximately $24,671 which is recorded in other assets on the Company’s consolidated balance sheet at March 31, 2007. At September 30, 2006, the interest rate cap agreement had a fair market value of $50,284. The Company records changes in the fair market value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company’s consolidated statement of operations. The interest rate cap agreement expires in February 2009. The agreement provides that the Company’s floating interest rate or cost of funds on a portion of the portfolio’s borrowings will be capped at 5% when the LIBOR rate is in excess of 5%. During the three and six months ended March 31, 2007, the Company recorded $10,239 and $22,793, respectively, of income from the interest rate cap agreement recorded as a realized gain on the settlement of derivative on the Company’s consolidated statements of operations. The Company did not recognize any income from the interest rate cap agreement during the three and six months ended March 31, 2006.

NOTE 7.   COMMON STOCK TRANSACTIONS

As of March 31, 2006 and March 31, 2007, 50,000,000 shares of $0.001 par value common stock were authorized and 11,308,510 and 12,249,683 shares were outstanding, respectively.

Transactions in common stock were as follows:

	Common Stock
	Shares	Amount
Balance at September 30, 2005	11,303,510	$11,304
Issuance of Common Stock Under Stock Option Plan	5,000	5
Balance at March 31, 2006	11,308,510	$11,309
Balance at September 30, 2006	12,305,008	$12,305
Issuance of Common Stock Under Stock Option Plan	5,000	5
Shares surrendered for settlement of withholding tax	(60,325)	(60)
Balance at March 31, 2007	12,249,683	$12,250

In October 2006, 5,000 shares of common stock were issued as a result of an option exercise which took place on the last business day of the prior fiscal year. These shares were issued by the transfer agent at the start of the current fiscal year. Also during the six months ended March 31, 2007, 60,325 shares of stock were surrendered to the Company from certain optionees who exercised non-qualified stock options during the third and fourth quarters of fiscal year 2006 in order to satisfy settlement of withholding taxes that were paid by the Company with respect to the shares underlying the exercise of such options.

NOTE 8.   STOCK OPTIONS

There were no stock options outstanding at March 31, 2007. Prior to its termination on September 30, 2006, the Company had in place the 2001 Plan. The Company had authorized 2,000,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan originally could have been exercised during a term not to exceed ten years from the date of grant. Only employees of the Company and its affiliates were eligible to receive incentive stock options and both employees and non-employee directors were eligible to receive nonstatutory stock options under the 2001 Plan. Options granted under the 2001 Plan were either incentive stock options or nonstatutory stock options. The option exercise price was equal to the market price on the date of the grant. In connection with the externalization of the Company’s management, all of the Company’s officers and employees became direct employees of the Adviser, as of October 1, 2004. However, these individuals continued to be eligible to receive stock options under the 2001 Plan. Effective October 1, 2004, the Company accounted for any options granted to employees of the Adviser, who qualify as leased employees of the Company under FASB Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25.”

On October 1, 2005, the Company adopted SFAS No. 123 (revised 2004) “Share-based Payment” (“SFAS No. 123(R)”) using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense was recorded for the unvested portion of previously issued awards that remained outstanding at October 1, 2005 using the same estimate of the grant date fair value and the same attribution method previously used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-based compensation expense based on the fair value on the date of grant.

For the three and six months ended March 31, 2006, the Company recorded stock option compensation expense for the cost of stock options issued under the 2001 Plan of $34,065 and $77,322, respectively. The Company’s expensing of stock options decreased both basic and diluted net increase to net assets resulting from operations per share by $0.003 and $0.01 for the three and six months ended March 31, 2006, respectively. Additionally, SFAS No. 123(R) states that any potential tax benefits associated with incentive stock options should be recognized only at the time of settlement if those options settle through a disqualifying disposition. Thus, the related stock-based compensation expense must be treated as a permanent difference until that time which, in turn, results in an increase to the Company’s effective tax rate. The Company does not record tax benefits associated with the expensing of stock options since the Company intends to qualify as a RIC under Subchapter M of the Code and as such the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders, provided that at least 90% of the taxable income is distributed.

NOTE 9.   INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS

The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations for the three and six months ended March 31, 2007 and March 31, 2006:

	Three Months Ended March 31,		Six Months Ended March 31,
	2007	2006	2007	2006
Numerator for basic and diluted net increase in net assets resulting from operations per share	$4,084,851	$5,590,381	$8,248,454	$13,823,730
Denominator for basic weighted average shares	12,249,683	11,308,510	12,272,012	11,307,510
Dilutive effect of stock options	—	227,850	—	247,969
Denominator for diluted weighted average shares	12,249,683	11,536,360	12,272,012	11,555,479
Basic net increase in net assets resulting from operations per share	$0.33	$0.49	$0.67	$1.22
Diluted net increase in net assets resulting from operations per share	$0.33	$0.48	$0.67	$1.20

There were 1,300,498 options outstanding to purchase common stock at March 31, 2006. Of these, 338,500 and 336,000 options were not included in the computation of diluted earnings per share for the three and six months ended March 31, 2006, respectively, because the options’ exercise prices were greater than the average market price of the common shares for the period and, therefore, were anti-dilutive. There were no stock options outstanding at March 31, 2007.

NOTE 10.   DIVIDENDS

The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company intends to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax. The tax characteristics of all dividends will be reported to stockholders on Form 1099 at the end of each calendar year.  The following table lists the per share dividends paid for the six months ended March 31, 2007 and 2006:

Fiscal Year	Record Date	Payment Date	Dividend per Share
2007	March 22, 2007	March 30, 2007	$0.14
	February 20, 2007	February 28, 2007	$0.14
	January 23, 2007	January 31, 2007	$0.14
	December 20, 2006	December 29, 2006	$0.14
	November 21, 2006	November 30, 2006	$0.14
	October 23, 2006	October 31, 2006	$0.14
		Total	$0.84
2006	March 23, 2006	March 31, 2006	$0.135
	February 20, 2006	February 28, 2006	$0.135
	January 19, 2006	January 31, 2006	$0.135
	December 21, 2005	December 30, 2005	$0.135
	November 21, 2005	November 30, 2005	$0.135
	October 21, 2005	October 31, 2005	$0.135
		Total	$0.810

NOTE 11.   CONTRACTUAL OBLIGATIONS

As of March 31, 2007, the Company was a party to signed and non-binding term sheets for two loan originations for $14.0 million. The Company expects to fund these potential investments as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	14,000,000	14,000,000	—	—	—
Total	$14,000,000	$14,000,000	$—	$—	$—

All prospective investments are subject to, among other things, the satisfactory completion of the Company’s due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. The Company has initiated its due diligence investigations of the potential borrowers, however there can be no guarantee that facts will not be discovered in the course of completing the due diligence that would render a particular investment imprudent or that any of these investments will actually be made.

NOTE 12.   SUBSEQUENT EVENTS

In April 2007, the Company sold either outright or to Gladstone Investment at market value via an independent broker approximately $16.9 million of syndicated loan participations and the Company was repaid in full on one loan origination investment of approximately $5.6 million and received a success fee of approximately $195,000.

In April 2007, the Company’s Board of Directors declared the following monthly cash dividends:

Fiscal Year	Record Date	Payment Date	Dividend per Share
2007	April 20, 2007	April 30, 2007	$0.14
	May 22, 2007	May 31, 2007	$0.14
	June 21, 2007	June 29, 2007	$0.14

On May 2, 2007, the Company completed a public offering of 2,000,000 shares of its common stock, at a price of $24.25 per share, under a shelf registration statement on Form N-2 (File No. 333-100385), and pursuant to the terms set forth in a prospectus dated April 16, 2007, as supplemented by a final prospectus dated April 27, 2007. Net proceeds of the offering, after underwriting discounts and offering expenses, were approximately $45,625,000 and were used to repay outstanding borrowings under the Company’s line of credit.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the accompanying prospectus in connection with the offer made by this prospectus supplement and the accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and the accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

Prospectus Summary	1
Additional Information	9
Risk Factors	9
Special Note Regarding Forward-Looking Statements	19
Use of Proceeds	19
Price Range of Common Stock and Distributions	20
Consolidated Selected Financial Data	21
Management’s Discussion and Analysis of Financial Condition and Results of Operations	22
Business	51
Portfolio Companies	62
Management	69
Control Persons and Principal Stockholders	81
Dividend Reinvestment Plan	83
Material U.S. Federal Income Tax Considerations	85
Regulation as a Business Development Company	88
Description of Our Securities	91
Certain Provisions of Maryland Law and of our Articles of Incorporation and Bylaws	92
Plan of Distribution	94
Share Repurchases	95
Custodian, Transfer and Dividend Paying Agent and Registrar	96
Brokerage Allocation and Other Practices	96
Legal Matters	96
Experts	96
Financial Statements	F-1

GLADSTONE
CAPITAL
CORPORATION

400,000 Shares

Common Stock

PROSPECTUS
July 24, 2007